As filed with the Securities and Exchange Commission on November 9, 2001
Securities Act File No. 333-70642
Investment Company Act File No. 811-06692

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1 ☒	POST-EFFECTIVE AMENDMENT NO. ☐
(check appropriate box or boxes)

MuniYield California Insured Fund II, Inc.
(Exact Name of Registrant as Specified in its Charter)

(609) 282-2800
(Area Code and Telephone Number)

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn
MuniYield California Insured Fund II, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Frank P. Bruno, Esq. Sidley Austin Brown & Wood LLP 875 Third Avenue New York, NY 10022	Philip L. Kirstein, Esq. Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, NJ 08536

        Approximate Date of Proposed Public Offering:    As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)

Common Stock ($.10 par value)	17,579,732	$15.11		$265,629,744	$66,407

Auction Market Preferred Stock, Series D	2,000	$25,000	(2)	$50,000,000	$12,500

Auction Market Preferred Stock, Series E	2,000	$25,000	(2)	$50,000,000	$12,500

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Represents the liquidation preference of a share of auction market preferred stock.
(3)	Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON DECEMBER 12, 2001

TO THE HOLDERS OF COMMON STOCK AND
AUCTION MARKET PREFERRED STOCK OF
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND II, INC.

        NOTICE IS HEREBY GIVEN that special meetings of stockholders (each, a “Meeting” and collectively, the “Meetings”) of MuniYield California Insured Fund, Inc. (“California Insured”), a Maryland corporation, and MuniYield California Insured Fund II, Inc. (“California Insured II”), a Maryland corporation, will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 12, 2001 at 1:20 p.m. Eastern time (for California Insured) and 1:50 p.m. Eastern time (for California Insured II) for the following purposes:

        (1)  To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of California Insured by California Insured II, in exchange solely for (A) newly issued shares of common stock of California Insured II (the “California Insured II Common Stock”) having an aggregate net asset value equal to the aggregate net asset value of the common stock of California Insured (the “California Insured Common Stock”), (B) shares of a newly created series of Auction Market Preferred Stock (“AMPS”) of California Insured II to be designated Series D (the “California Insured II Series D AMPS”), having a liquidation preference and value equal to the liquidation preference and value of the AMPS of California Insured, designated Series A (the “California Insured Series A AMPS”) and (C) shares of a newly created series of AMPS of California Insured II to be designated Series E (the “California Insured II Series E AMPS”) having a liquidation preference and value equal to the liquidation preference and value of the AMPS of California Insured, designated Series B (the “California Insured Series B AMPS”); and (ii) the distribution by California Insured, on a proportionate basis, of (A) shares of California Insured II Common Stock to the holders of California Insured Common Stock, (B) shares of California Insured II Series D AMPS to the holders of California Insured Series A AMPS and (C) shares of California Insured II Series E AMPS to the holders of California Insured Series B AMPS. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of California Insured under the laws of the State of Maryland and the termination of the registration of California Insured under the Investment Company Act of 1940, as amended; and

(2) To transact such other business as properly may come before a Meeting or any adjournment thereof.

        This Notice of Special Meetings of Stockholders and the enclosed Joint Proxy Statement and Prospectus are being sent to the holders of California Insured II Common Stock, the holders of AMPS of California Insured II, designated Series A, Series B and Series C (collectively, the “California Insured II AMPS”), the holders of California Insured Common Stock and the holders of California Insured Series A and Series B AMPS (collectively, the “California Insured AMPS”).

        The Boards of Directors of California Insured II and California Insured have fixed the close of business on October 22, 2001 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

        A complete list of the stockholders of California Insured II and California Insured entitled to vote at the Meetings will be available and open to the examination of any stockholder of California Insured II or California Insured, respectively, for any purpose germane to the Meetings during ordinary business hours from and after November 28, 2001, at the offices of California Insured II, 800 Scudders Mill Road, Plainsboro, New Jersey.

        You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of California Insured II or California Insured, as applicable.

        If you have any questions regarding the enclosed proxy material, or need assistance in voting your Common Stock or AMPS, please contact our proxy solicitor, Georgeson Shareholder, at 1-888-896-4170.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary
MuniYield California Insured Fund, Inc.
MuniYield California Insured Fund II, Inc.

Plainsboro, New Jersey
Dated: November 9, 2001

MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
P.O. Box 9011, Princeton, New Jersey 08543-9011
(609) 282-2800

SPECIAL MEETINGS OF STOCKHOLDERS

DECEMBER 12, 2001

        This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one or both of the funds listed above. A special meeting of stockholders of each of MuniYield California Insured Fund II, Inc. (“California Insured II”) and MuniYield California Insured Fund, Inc. (“California Insured”) will be held on December 12, 2001 (each, a “Meeting” and together, the “Meetings”) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each of the funds is requesting its stockholders to submit a proxy to be used at the applicable Meeting to vote the shares held by the stockholder submitting such proxy.

        The proposals to be considered at the Meetings are:

1.	To approve or disapprove an Agreement and Plan of Reorganization between the funds; and

2.	To transact such other business as may properly come before any Meeting or any adjournment thereof.

        The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement and Prospectus as the “Reorganization.” The Reorganization involves the combination of two funds into one. The two funds are:

        California Insured II, which will be the surviving fund, and

        California Insured.

        California Insured II and California Insured are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

        In the Reorganization, California Insured II will acquire substantially all of the assets and assume substantially all of the liabilities of California Insured solely in exchange for newly issued shares of common

(continued on next page)

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Joint Proxy Statement and Prospectus is November 9, 2001.
stock of California Insured II (“California Insured II Common Stock”) with a par value of $.10 per share, and shares of two newly created series of AMPS of California Insured II to be designated Series D and Series E, with a par value of $.10 per share and a liquidation preference of $25,000 per share (the “California Insured II Series D and Series E AMPS”). California Insured will distribute the California Insured II Common Stock (plus cash in lieu of fractional shares) and the California Insured II Series D and Series E AMPS received in the Reorganization to its stockholders and will then liquidate and dissolve under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). California Insured II will continue to operate as a registered closed-end investment company with the investment objective and investment policies described in this Joint Proxy Statement and Prospectus.

        In the Reorganization, California Insured II will issue shares of its common stock to California Insured based on the net asset value of the assets transferred to California Insured II by California Insured. These shares will then be distributed by California Insured to its stockholders based on the net asset value of the shares held by each stockholder just prior to the Reorganization. A holder of California Insured Common Stock will receive California Insured II Common Stock (plus cash in lieu of fractional shares). A holder of California Insured Series A AMPS will receive California Insured II Series D AMPS. A holder of California Insured Series B AMPS will receive California Insured II Series E AMPS. All references to the California Insured Common Stock will include shares of common stock representing Dividend Reinvestment Plan shares held in the book deposit accounts of holders of California Insured Common Stock.

        This Joint Proxy Statement and Prospectus serves as a prospectus of California Insured II in connection with the issuance of the California Insured II Common Stock and the California Insured II Series D and Series E AMPS as part of the Reorganization.

        This Joint Proxy Statement and Prospectus sets forth the information about California Insured II and California Insured that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

        The address of the principal executive offices of California Insured II and California Insured is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

        The California Insured II Common Stock and the California Insured Common Stock are listed on the New York Stock Exchange (the “NYSE”) under the symbols “MCA” and “MIC,” respectively. Subsequent to the Reorganization, shares of California Insured II Common Stock will continue to be listed on the NYSE under the symbol “MCA.” Reports, proxy materials and other information concerning California Insured II and California Insured may be inspected at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Call (202) 942-8090 for information on the operation of the public reference room. This information is also available on the  SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC. Such information concerning California Insured II and California Insured may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

INTRODUCTION

        This Joint Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Boards of Directors of California Insured II and California Insured for use at the Meetings to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on December 12, 2001, at 1:20 p.m. Eastern time (for California Insured) and 1:50 p.m. Eastern time (for California Insured II). The mailing address for each Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is November 12, 2001.

        Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of California Insured II or California Insured, as applicable, at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the applicable Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. With respect to each Fund, unless instructions to the contrary are marked, proxies will be voted “FOR” the proposal to approve the Agreement and Plan.

        Assuming a quorum is present at the applicable Meeting, approval of the Agreement and Plan will require the affirmative vote of (i) the holders of a majority of the outstanding shares of California Insured Common Stock and California Insured Series A and Series B AMPS, voting together as a single class, (ii) a majority of the outstanding shares of California Insured Series A and Series B AMPS, voting separately as a class, (iii) a majority of the votes cast by the holders of shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS, voting together as a single class, provided that the total number of votes cast represents a majority of the shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS issued, outstanding and entitled to vote thereon, and (iv) the holders of a majority of the outstanding shares of California Insured II Series A, Series B and Series C AMPS, voting separately as a class.

        The Board of Directors of each Fund has fixed the close of business on October 22, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, California Insured II had 18,359,120 shares of Common Stock and 5,200 shares of AMPS outstanding. As of the Record Date, California Insured had 16,562,523 shares of Common Stock and 4,000 shares of AMPS outstanding. To the knowledge of the management of each Fund, except as set forth under “Information Concerning the Meetings—Security Ownership of Certain Beneficial Owners and Management,” no person owned beneficially or of record 5% or more of the respective outstanding shares of either class of capital stock of either Fund as of the Record Date.

        The Boards of Directors of the Funds know of no business other than that discussed above which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

THE REORGANIZATION

SUMMARY

        The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Exhibit I.

The Reorganization

        At a meeting of the Board of Directors of each Fund held on September 21, 2001, each Board unanimously approved a transaction whereby (i) California Insured II would acquire substantially all of the assets and assume substantially all of the liabilities of California Insured, (ii) California Insured II would simultaneously issue to California Insured shares of California Insured II Common Stock, California Insured II Series D AMPS and California Insured II Series E AMPS, (iii) the shares of California Insured II Common Stock would be subsequently distributed to the holders of California Insured Common Stock (plus cash in lieu of fractional shares), (iv) the shares of California Insured II Series D AMPS would be subsequently distributed to the holders of California Insured Series A AMPS, (v) the shares of California Insured II Series E AMPS would be subsequently distributed to the holders of California Insured Series B AMPS, and (vi) California Insured would be deregistered and dissolved, as described below.

What Will Be the Results of the Reorganization

        If the Agreement and Plan is approved and the Reorganization is completed:

•	California Insured II will acquire substantially all of the assets and assume substantially all of the liabilities of California Insured;

•	Stockholders of California Insured will become stockholders of California Insured II;

•
Stockholders of California Insured Common Stock will receive full shares of California Insured II Common Stock (plus cash in lieu of fractional shares) equal to the aggregate net asset value of the shares of California Insured Common Stock currently owned by such stockholders;

•
Stockholders of California Insured Series A AMPS will receive shares of California Insured II Series D AMPS equal to the liquidation preference of the California Insured Series A AMPS currently owned by such stockholders; and

•
Stockholders of California Insured Series B AMPS will receive shares of California Insured II Series E AMPS equal to the liquidation preference of the California Insured Series B AMPS currently owned by such stockholders.

        The Reorganization will be structured as a tax-free transaction for federal tax purposes. Neither Fund will recognize gain or loss in the Reorganization and the stockholders of California Insured will not recognize gain or loss upon the exchange of their shares for California Insured II Common Stock, California Insured II Series D AMPS or California Insured II Series E AMPS, as applicable in the Reorganization (except to the extent that a holder of California Insured Common Stock receives cash representing an interest in fractional shares of California Insured II Common Stock). Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Reasons for the Reorganization

        The Boards of Directors of California Insured and California Insured II have approved the Agreement and Plan and recommend that you vote to approve the Agreement and Plan.

        The Boards of Directors of California Insured and California Insured II have determined that each Fund’s common stockholders are likely to benefit from the Reorganization. In addition, each Board has determined, with respect to net asset value, that the interests of existing stockholders will not be diluted as a result of the Reorganization. The Boards of Directors believe that the Reorganization is in the best interests of each Fund and its common stockholders.

        In reaching its decision, the Boards considered a number of factors including the following:

•
After the Reorganization, each Fund’s common stockholders will remain invested in a closed-end fund with an investment objective and policies substantially similar to its current investment objective and policies;

•	After the Reorganization, each Fund’s common stockholders will be invested in a fund with substantially greater net assets; and

•	After the Reorganization, each Fund’s common stockholders should experience lower expenses per share, economies of scale and greater flexibility in portfolio management.

        It is not anticipated that the Reorganization will directly benefit the holders of shares of any series of AMPS of either Fund. However, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

        See “Pro Forma Fee Table” below and “Agreement and Plan of Reorganization—Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization.”

        The Reorganization requires the approval of the stockholders of both Funds. The Reorganization will not take place if either the California Insured stockholders or the California Insured II stockholders do not approve the Agreement and Plan.

        If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interest of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of the Funds at any time prior to the Closing Date (as defined below), (i) by mutual consent of the Boards of Directors of the Funds or (ii) by the Board of Directors of either Fund, if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors.

Pro Forma Fee Table for California Insured II, California Insured
and the Combined Fund as of April 30, 2001 (Unaudited)(a)

        The following Pro Forma Fee Table illustrates, based on average net assets attributable to Common Stock as of April 30, 2001, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization. Future expenses may be greater or less than those indicated below.

	Actual		Pro Forma
	California Insured II	California Insured	Combined Fund
Common Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Stock	None (b)	None (b)	None (c)
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Expenses (as a percentage of average net assets attributable to Common Stock for the six months ended April 30, 2001)(d)
Investment Advisory Fees(e)	0.74%	0.71%	0.73%
Interest Payments on Borrowed Funds	None	None	None
Other Expenses	0.30%	0.30%	0.23%

Total Annual Expenses(f)	1.04%	1.01%	0.96%

(a)
No information is presented with respect to AMPS because neither Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b)	Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)
No sales load will be charged in connection with the issuance of shares as part of the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d)	The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.
(e)
Based on average net assets for the six months ended April 30, 2001 of each Fund and the Combined Fund (each excluding assets attributable to AMPS). If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the Combined Fund would be 0.50%.

(f)
Based on average net assets for the six months ended April 30, 2001 (excluding assets attributable to AMPS) of each Fund and the Combined Fund. If assets attributable to AMPS are included, the Total Annual Expenses for California Insured II, California Insured and the Combined Fund would be 0.70%, 0.71% and 0.66%, respectively.

        The foregoing Pro Forma Fee Table is intended to assist investors in understanding the costs and expenses that a holder of Common Stock of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Example:

Cumulative Expenses Paid on Shares of Common Stock
for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to Common Stock) set forth above and (2) a 5%
annual return throughout the period:
California Insured II	$11	$33	$57	$127
California Insured	$10	$32	$56	$124
Combined Fund*	$10	$31	$53	$118

*	Assumes that the Reorganization had taken place on April 30, 2001.

        The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Example set forth above assumes that shares of Common Stock were purchased in the initial offerings and that all dividends and distributions were reinvested and uses a 5% annual rate of return as mandated by the regulations of the SEC. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See “Comparison of the Funds” and “The Reorganization—Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization.”

California Insured II
California Insured II was incorporated under the laws of the State of Maryland on June 3, 1992 and commenced operations on October 30, 1992.

California Insured II has outstanding Common Stock and three series of AMPS, designated Series A, Series B and Series C. As of August 31, 2001, California Insured II had net assets (including assets attributable to California Insured II AMPS) of $414.2 million.

California Insured
California Insured was incorporated under the laws of the State of Maryland on April 20, 1992 and commenced operations on June 26, 1992.

California Insured has outstanding Common Stock and two series of AMPS, designated Series A and Series B. As of August 31, 2001, California Insured had net assets (including assets attributable to California Insured AMPS) of $347.4 million.

Comparison of the Funds

Investment Objectives and Policies.    Each Fund is a non-diversified, leveraged, closed-end management investment company. The Funds have substantially similar investment objectives and policies. Each Fund seeks to provide its stockholders (including holders of AMPS) with current income exempt from Federal and California income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which is, in the opinion of bond counsel to the issuer, exempt from Federal and California income taxes (“California Municipal Bonds”). The Funds each intend to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Funds’ investment adviser to be of comparable quality. Except during temporary defensive periods, each Fund, under normal circumstances, will invest at least 80% of its assets in California Municipal Bonds. To the extent the Funds’ investment adviser considers that suitable California Municipal Bonds are not available for investment, each Fund may purchase other long-term municipal obligations exempt from Federal but not California income taxes (“Municipal Bonds”). Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

As of August 31, 2001, the weighted average maturities of the portfolios of California Insured II and California Insured were 17.87 years and 17.65 years, respectively. The average maturity of each Fund’s portfolio securities, and, therefore, each Fund’s portfolio as a whole, will vary based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds —Investment Objective and Policies.”

Capital Stock.    As set forth above, each Fund has outstanding both Common Stock and AMPS. California Insured II Common Stock and California Insured Common Stock are traded on the NYSE. As of October 31, 2001, (i) the net asset value per share of California Insured II Common Stock was $15.44 and the market price per share was $14.46 and (ii) the net asset value per share of California Insured Common Stock was $14.93 and the market price per share was $14.23. The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auction. See “Comparison of the Funds—Capital Stock.”

Auctions generally have been held and will be held every seven or 28 days for each series of AMPS of each Fund unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, the dividend payment date and auction date for the California Insured II Series D and Series E AMPS may be different from the dividend payment date and auction date for the California Insured Series A and Series B AMPS. See “Comparison of the Funds—Capital Stock.” The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction date.

Auction Date	Fund	Series	Auction Schedule	Dividend Rate
October 11, 2001	California Insured	A	28 day	1.56%
October 25, 2001	California Insured	B	7 day	1.85%
October 05, 2001	California Insured II	A	28 day	1.80%
October 26, 2001	California Insured II	B	7 day	1.30%
October 30, 2001	California Insured II	C	7 day	1.95%

Advisory Fees.    The investment adviser for each Fund is FAM. FAM is an affiliate of Merrill Lynch Investment Managers, L.P. (“MLIM”) and both FAM and MLIM are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including MLIM, act as investment adviser for over 100 registered investment companies and also offer portfolio management and portfolio analysis services to individuals and institutional accounts.

FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. Roberto W. Roffo serves as the portfolio manager for each Fund. After the Reorganization, Mr. Roffo will continue to serve as the portfolio manager of the Combined Fund.

Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.50% of such Fund’s average weekly net assets, including assets acquired from the sale of AMPS. Subsequent to the Reorganization, FAM will continue to receive compensation at the rate of 0.50% of the average weekly net assets, including assets acquired from the sale of AMPS, of the Combined Fund. See “Comparison of the Funds—Management of the Funds.”

Other Significant Fees.    State Street Bank and Trust Company (“State Street”) is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Stock of each Fund. The Bank of New York (“BONY”) is the transfer agent, dividend disbursing agent, registrar and auction agent for the AMPS of each Fund (in such capacity, the “Auction Agent”). BONY and State Street each receive fees for providing these services. The principal business addresses for BONY and State Street with respect to the above-described capacities are as follows: The Bank of New York, 5 Penn Plaza, 13 th floor, New York, New York 10001 (for its transfer agency and auction agency services); and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (for its transfer agency services) and One Heritage Drive, P2N, North Quincy, Massachusetts 02171 (for its custodial services). See “Comparison of the Funds—Management of the Funds.”

Overall Expense Ratio.    The table below sets forth (i) the total annualized operating expense ratio for California Insured II and California Insured based on their respective average net assets (excluding assets attributable to AMPS) for the six months ended April 30, 2001 and (ii) the total annualized operating expense ratio for the Combined Fund based on the average net assets (excluding assets attributable to AMPS) of the Combined Fund for the six months ended April 30, 2001.

	Average Net Assets (Excluding Assets Attributable to AMPS) For the Six Months Ended April 30, 2001	Total Annualized Operating Expense Ratio
California Insured II	$271,523,651	1.04%
California Insured	$235,943,313	1.01%
Combined Fund	$507,466,964	0.96%

The table below sets forth (i) the total annualized operating expense ratio for California Insured II and California Insured based on their respective average net assets (including assets attributable to AMPS) for the six months ended April 30, 2001 and (ii) the total annualized operating expense ratio for the Combined Fund based on the average net assets (including assets attributable to AMPS) of the Combined Fund for the six months ended April 30, 2001.

	Average Net Assets (Including Assets Attributable to AMPS) For the Six Months Ended April 30, 2001	Total Annualized Operating Expense Ratio
California Insured II	$401,523,651	0.70%
California Insured	$335,943,313	0.71%
Combined Fund	$737,466,964	0.66%

Purchases and Sales of Common Stock and AMPS.    Purchase and sale procedures for the Common Stock of each Fund are identical. Investors typically purchase and sell shares of Common Stock of each Fund through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by such broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of the Funds through privately negotiated transactions with existing stockholders.

Purchase and sale procedures for the AMPS of each Fund also are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by the Auction Agent. Unless otherwise permitted by the Fund, existing and potential holders of AMPS may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, no assurance can be given that a secondary market will develop, or, if it does develop, that it will provide holders with a liquid trading market for the AMPS of either Fund.

Ratings of AMPS.    The AMPS of each Fund have been assigned a rating of AAA from Standard & Poor’s (“S&P”) and Aaa from Moody’s Investors Service, Inc. (“Moody’s”). See “Comparison of the Funds—Rating Agency Guidelines.”

Portfolio Insurance.    Each Fund has a similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations either (i) insured under an insurance policy obtained by the issuer thereof or any other party or (ii) insured under an insurance policy purchased by a Fund. See “Comparison of the Funds—Investment Objective and Policies—Portfolio Insurance.”

Ratings of Municipal Obligations.    Each Fund will invest only in municipal obligations that at the time of purchase are considered investment grade. See Exhibit III—“Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions. The portfolio transactions in which the Funds may engage are similar, as are the procedures for such transactions. See “Comparison of the Funds—Portfolio Transactions.”

Dividends and Distributions.    The methods of dividend payment and distributions are substantially similar for each Fund, both with respect to the Common Stock and the AMPS of each Fund. See “Comparison of the Funds—Dividends and Distributions.”

Net Asset Value.    The net asset value per share of Common Stock of each Fund is determined as of the close of business (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds—Net Asset Value.”

Voting Rights.    The corresponding voting rights of the holders of shares of each Fund’s Common Stock are substantially similar. The corresponding voting rights of the holders of shares of each Fund’s AMPS are also substantially similar. See “Comparison of the Funds—Capital Stock.”

Stockholder Services.    An automatic dividend reinvestment plan is available to holders of shares of each Fund’s Common Stock. These plans are similar for both Funds. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds.

Outstanding Securities of California Insured II and California Insured
as of April 30, 2001

Title of Class	Number of Shares Authorized	Number of Shares Held by Fund for Its Own Account	Number of Shares Outstanding Exclusive of Amount Shown in Previous Column
California Insured II
Common Stock	199,994,800	0	18,359,120
AMPS
Series A	1,800	0	1,800
Series B	1,800	0	1,800
Series C	1,600	0	1,600
California Insured
Common Stock	199,996,000	0	16,562,523
AMPS
Series A	2,000	0	2,000
Series B	2,000	0	2,000

Tax Considerations

The Funds will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction, and no stockholder of California Insured will recognize gain or loss upon the exchange of his or her shares for shares of California Insured II Common Stock or California Insured II Series D or Series E AMPS, as applicable, in the Reorganization (except to the extent that exchanging common stockholders receive cash representing an interest in fractional shares of California Insured II Common Stock in the Reorganization). The consummation of the Reorganization is subject to the receipt of such opinion of counsel. The Reorganization will not affect the status of California Insured II as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). California Insured will liquidate and dissolve under the laws of the State of Maryland as part of the Reorganization. See “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

        The investment objective and policies of each Fund are substantially similar. Each Fund invests primarily in California Municipal Bonds. For this reason, the investment risks associated with an investment in California Insured II are substantially similar to the investment risks associated with an investment in California Insured. These investment risks will also apply to an investment in the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of either Fund or create additional risks.

California Municipal Bonds

        Each Fund intends to invest primarily in a portfolio of California Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of California Municipal Bonds than is a municipal bond fund that invests more widely. See “Comparison of the Funds—Special Considerations Relating to California Municipal Bonds” and Exhibit II—“Economic and Other Conditions in California.”

Interest Rate and Credit Risk

        Each Fund invests primarily in long-term municipal bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Trading Discount

        Shares of closed-end funds such as the Funds frequently trade at a market price that is lower than their net asset value. This is commonly referred to as “trading at a discount.” Shares may also trade at a price that is higher than their net asset value (a “premium”). See “Comparison of the Funds—Financial Highlights.”

Non-Diversification

        Each Fund is registered as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since either Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more exposed to the effects of any single economic, political or regulatory occurrence than a fund that invests more widely. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories

        The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody’s or Fitch Inc. (“Fitch”) or are considered by FAM to be of comparable quality. Investment grade means any of the four highest debt obligation ratings by S&P, Moody’s or Fitch. Obligations rated in the lowest investment grade category may be considered to have certain speculative characteristics.

Private Activity Bonds

        Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in either Fund to a Federal alternative minimum tax.

Portfolio Insurance

        Each Fund is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not expect these guidelines to prevent FAM from managing the Funds’ portfolios in accordance with the Funds’ investment objective and policies.

Leverage

        Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each Fund. For example, each Fund’s issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances when either Fund is required to allocate taxable income to holders of AMPS, it may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an “Additional Distribution”). Leverage will allow holders of each Fund’s Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund’s net realized capital gains is generally payable to holders of the Fund’s Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund’s Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund’s portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund’s investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund’s Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund’s AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

        In an extreme case, a decline in net asset value could affect each Fund’s ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Federal tax laws. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.” However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If either Fund’s current investment income is ever insufficient to meet dividend payments on either its Common Stock or its AMPS, it may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

•
if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,

•
if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund’s portfolio investments or as a result of the repurchase of Common Stock in tender offers, or otherwise, or

•	in order to maintain the asset coverage established by Moody’s and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Portfolio Management

        The portfolio management strategies of the Funds are substantially similar. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund’s leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund’s Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

        A Fund’s investments in “inverse floating obligations” or “residual interest bonds” provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long-term tax-exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

        Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

Antitakeover Provisions

        The Articles of Incorporation of each Fund (in each case the “Charter”) and Maryland law include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

        The Funds have received ratings of their AMPS of AAA from S&P and Aaa from Moody’s. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

        As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody’s and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization (“NRSRO”).

        The Board of Directors of each Fund, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

Financial Highlights

    California Insured II

        The year end financial information in the table below has been audited in conjunction with the annual audits of the financial statements of California Insured II by Deloitte & Touche LLP , independent auditors. The financial information for the six month period ended April 30, 2001 is unaudited and has been provided by FAM. The following per share data and ratios have been derived from information provided in the financial statements of California Insured II.

	For the Six Months Ended April 30, 2001		For the Year Ended October 31,
			2000	1999	1998	1997	1996
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 14.24		$ 13.14	$ 16.25	$ 15.70	$ 15.04	$ 14.92

Investment income—net	.49		1.02	1.03	1.08	1.10	1.10
Realized and unrealized gain (loss) on investments—net	.20		1.14	(2.37)	.63	.68	.13

Total from investment operations	.69		2.16	(1.34)	1.71	1.78	1.23

Less dividends and distributions to Common Stock shareholders:
Investment income—net	(.40)		(.81)	(.87)	(.86)	(.88)	(.87)
Realized gain on investments—net	—	#	—	(.33)	(.05)	— #	—
In excess of realized gain on investments—net	—		—	(.31)	—	—	—

Total dividends and distributions to Common Stock shareholders	(.40)		(.81)	(1.51)	(.91)	(.88)	(.87)

Capital charge resulting from issuance of Common Stock	—		—	—	—	(.01)	—

Effect of Preferred Stock activity:
Dividends and distributions to Preferred Stock shareholders:
Investment income—net	(.12)		(.25)	(.15)	(.20)	(.23)	(.24)
Realized gain on investments—net	—	#	—	(.06)	(.05)	— #	—
In excess of realized gain on investments—net	—		—	(.05)	—	—	—

Total effect of Preferred Stock activity	(.12)		(.25)	(.26)	(.25)	(.23)	(.24)

Net asset value, end of period	$ 14.41		$ 14.24	$ 13.14	$ 16.25	$ 15.70	$ 15.04

Market price per share, end of period	$ 13.68		$ 13.625	$12.6875	$16.0625	$15.0625	$ 14.125

Total Investment Return:**
Based on market price per share	3.30	%‡	14.23%	(12.83%)	13.04%	13.20%	14.52%

Based on net asset value per share	4.11	%‡	15.28%	(10.76%)	9.72%	10.82%	7.26%

Ratios Based on Average Net Assets of Common Stock:
Total expenses***	1.04	%*	1.04%	1.02%	.96%	1.00%	1.02%

Total investment income—net***	6.83	%*	7.43%	6.86%	6.84%	7.35%	7.35%

Amount of dividends to Preferred Stock shareholders	1.69	%*	1.81%	.98%	1.27%	1.52%	1.62%

Investment income—net, to Common Stock shareholders	5.14	%*	5.62%	5.88%	5.57%	5.83%	5.73%

Ratios Based on Total Average Net Assets:†***
Total expenses	.70	%*	.68%	.69%	.66%	.68%	.69%

Total investment income—net	4.62	%*	4.88%	4.65%	4.72%	4.97%	4.99%

Ratios Based on Average Net Assets of Preferred Stock:
Dividends to Preferred Stock shareholders	3.54	%*	3.46%	2.08%	2.80%	3.20%	3.43%

Supplemental Data:
Net assets, net of Preferred Stock, end of period (in thousands)	$264,561		$261,474	$240,973	$293,669	$283,661	$190,653

Preferred Stock outstanding, end of period (in thousands)	$130,000		$130,000	$130,000	$130,000	$130,000	$ 90,000

Portfolio turnover	39.05%		78.52%	86.51%	103.93%	85.35%	119.52%

Leverage:
Asset coverage per $1,000	$ 3,035		$ 3,011	$ 2,854	$ 3,259	$ 3,182	$ 3,118

Dividends Per Share on Preferred Stock Outstanding:††
Series A Investment income—net	$ 484		$ 879	$ 493	$ 734	$ 809	$ 870

Series B Investment income—net	$ 422		$ 838	$ 555	$ 672	$ 821	$ 844

Series C Investment income—net	$ 406		$ 884	$ 503	$ 697	$ 574	—

(footnotes on following page)

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Includes Common Stock and Preferred Stock average net assets.
††	California Insured II issued its Series A and Series B Preferred Stock on November 30, 1992. California Insured II issued its Series C Preferred Stock on January 27, 1997.
‡	Aggregate total investment return.
#	Amount is less than $.01 per share.

    California Insured

        The year end financial information in the table below has been audited in conjunction with the annual audit of the financial statements of California Insured by Deloitte & Touche LLP , independent auditors. The financial information for the six month period ended April 30, 2001 is unaudited and has been provided by FAM. The following per share data and ratios have been derived from information provided in the financial statements of California Insured.

	For the Six Months Ended April 30, 2001		For the Year Ended October 31,
			2000	1999	1998	1997	1996
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 13.71		$ 12.73	$ 15.75	$ 15.21	$ 14.59	$ 14.43

Investment income—net	.46		.94	.98	1.02	1.05	1.04
Realized and unrealized gain (loss) on investments—net	.23		1.03	(2.34)	.56	.63	.17

Total from investment operations	.69		1.97	(1.36)	1.58	1.68	1.21

Less dividends and distributions to Common Stock shareholders:
Investment income—net	(.37)		(.78)	(.84)	(.82)	(.86)	(.84)
Realized gain on investments—net	—		—	(.27)	—	—	—
In excess of realized gain on investments—net	—		—	(.33)	—	—	—

Total dividends and distributions to Common Stock shareholders	(.37)		(.78)	(1.44)	(.82)	(.86)	(.84)

Effect of Preferred Stock activity:
Dividends and distributions to Preferred Stock shareholders:
Investment income—net	(.11)		(.21)	(.12)	(.19)	(.20)	(.21)
Realized gain on investments—net	—		—	(.04)	(.03)	—	—
In excess of realized gain on investments—net	—		—	(.06)	—	—	—

Total effect of Preferred Stock activity	(.11)		(.21)	(.22)	(.22)	(.20)	(.21)

Net asset value, end of period	$ 13.92		$ 13.71	$ 12.73	$ 15.75	$ 15.21	$ 14.59

Market price per share, end of period	$ 12.67		$ 12.625	$ 12.625	$ 15.50	$ 15.125	$ 13.75

Total Investment Return:**
Based on market price per share	3.20	%‡	6.42%	(10.35%)	8.13%	16.74%	15.84%

Based on net asset value per share	4.41	%‡	14.61%	(11.04%)	9.26%	10.64%	7.54%

Ratios Based on Average Net Assets of Common Stock:
Total expenses***	1.01	%*	1.03%	.97%	.92%	.93%	.95%

Total investment income—net***	6.57	%*	7.21%	6.73%	6.61%	7.02%	7.15%

Amount of dividends to Preferred Stock shareholders	1.56	%*	1.62%	.80%	1.21%	1.36%	1.43%

Investment income—net, to Common Stock shareholders	5.01	%*	5.59%	5.93%	5.40%	5.66%	5.72%

Ratios Based on Total Average Net Assets:†***
Total expenses	.71	%*	.70%	.69%	.66%	.66%	.67%

Total investment income—net	4.61	%*	4.93%	4.76%	4.72%	5.01%	5.06%

Ratios Based on Average Net Assets of Preferred Stock:
Dividends to Preferred Stock shareholders	3.67	%*	3.50%	1.94%	3.03%	3.33%	3.42%

Supplemental Data:
Net assets, net of Preferred Stock, end of period (in thousands)	$230,481		$227,001	$210,732	$257,155	$248,376	$238,203

Preferred Stock outstanding, end of period (in thousands)	$100,000		$100,000	$100,000	$100,000	$100,000	$100,000

Portfolio turnover	44.04%		92.62%	84.58%	106.63%	71.36%	79.39%

Leverage:
Asset coverage per $1,000	$ 3,305		$ 3,270	$ 3,107	$ 3,572	$ 3,484	$ 3,382

Dividends Per Share on Preferred Stock Outstanding:
Series A Investment income—net	$ 496		$ 921	$ 469	$ 796	$ 858	$ 882

Series B Investment income—net	$ 414		$ 832	$ 497	$ 721	$ 807	$ 826

(footnotes on following page)

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Includes Common Stock and Preferred Stock average net assets.
‡	Aggregate total investment return.

Per share data for Common Stock*
(unaudited)

California Insured II
(Traded on the New York Stock Exchange)

	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
	High	Low	High	Low	High	Low
July 31, 1996	$ 14.75	$ 13.375	$15.85	$14.21	(2.85%)	(12.15%)
October 31, 1996	$ 14.25	$ 13.875	$15.08	$14.52	(2.72%)	(7.99%)
January 31, 1997	$ 14.375	$ 14.125	$15.40	$14.78	(3.72%)	(7.47%)
April 30, 1997	$ 14.625	$ 14.125	$15.28	$14.51	(1.79%)	(6.74%)
July 31, 1997	$ 15.25	$ 14.125	$15.77	$14.79	(.39%)	(5.39%)
October 31, 1997	$ 15.375	$ 14.875	$15.70	$15.33	(.93%)	(4.06%)
January 31, 1998	$15.6875	$15.0625	$16.24	$15.62	(2.10%)	(3.99%)
April 30, 1998	$15.6875	$ 14.75	$16.10	$15.36	(.14%)	(5.17%)
July 31, 1998	$ 15.75	$14.9375	$16.10	$15.55	(.57%)	(5.48%)
October 31, 1998	$ 16.625	$15.1875	$16.82	$15.85	1.16%	(4.18%)
January 31, 1999	$ 17.375	$ 16.00	$16.37	$15.36	9.65%	(.93%)
April 30, 1999	$16.6875	$15.3125	$15.58	$15.26	8.04%	(.29%)
July 31, 1999	$15.5625	$13.8125	$15.26	$14.34	1.98%	(4.08%)
October 31, 1999	$ 14.00	$12.1875	$14.34	$12.91	1.82%	(5.60%)
January 31, 2000	$ 12.875	$ 11.125	$13.63	$12.76	(2.02%)	(14.55%)
April 30, 2000	$13.0625	$11.8125	$13.75	$12.76	(4.28%)	(11.56%)
July 31, 2000	$ 14.00	$12.0625	$13.97	$12.78	.79%	(6.46%)
October 31, 2000	$ 14.625	$12.9375	$14.44	$13.99	1.28%	(9.08%)
January 31, 2001	$15.0625	$12.9375	$15.35	$14.19	(.40%)	(10.47%)
April 30, 2001	$ 14.78	$ 13.61	$15.10	$14.41	(1.73%)	(8.93%)
July 31, 2001	$ 14.25	$ 13.72	$14.96	$14.42	(1.32%)	(6.34%)
October 31, 2001	$ 14.54	$ 13.82	$15.48	$14.98	(3.84%)	(8.96%)

California Insured
(Traded on the New York Stock Exchange)

	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
	High	Low	High	Low	High	Low
July 31, 1996	$ 14.25	$ 13.00	$15.30	$13.82	(2.38%)	(11.78%)
October 31, 1996	$ 13.75	$ 13.375	$14.64	$14.09	(4.19%)	(6.99%)
January 31, 1997	$ 14.00	$ 13.75	$14.93	$14.41	(3.71%)	(6.94%)
April 30, 1997	$ 14.25	$ 13.75	$14.89	$14.11	(2.72%)	(5.48%)
July 31, 1997	$ 15.125	$ 14.00	$15.30	$14.37	1.71%	(3.51%)
October 31, 1997	$ 15.125	$14.6875	$15.23	$14.89	1.58%	(3.31%)
January 31, 1998	$ 15.625	$ 15.00	$15.76	$15.13	(.28%)	(2.98%)
April 30, 1998	$ 15.375	$ 14.375	$15.63	$14.93	(.26%)	(6.35%)
July 31, 1998	$15.3125	$14.4375	$15.66	$15.10	(.50%)	(5.84%)
October 31, 1998	$ 16.125	$ 15.00	$16.30	$15.39	1.03%	(3.26%)
January 31, 1999	$ 16.875	$15.5625	$15.88	$14.93	10.71%	(.75%)
April 30, 1999	$ 16.125	$ 15.00	$15.15	$14.83	8.08%	(.20%)
July 31, 1999	$ 15.50	$ 13.50	$14.85	$13.96	4.38%	(4.39%)
October 31, 1999	$14.0625	$ 12.00	$13.97	$12.50	2.84%	(4.69%)
January 31, 2000	$ 12.875	$11.1875	$13.24	$12.36	(.41%)	(10.86%)
April 30, 2000	$ 12.75	$11.4375	$13.26	$12.35	(2.65%)	(11.26%)
July 31, 2000	$ 13.625	$11.9375	$13.47	$12.34	1.53%	(5.66%)
October 31, 2000	$13.8125	$ 12.00	$13.90	$13.48	.36%	(12.28%)
January 31, 2001	$ 14.01	$ 12.50	$14.78	$13.64	(3.14%)	(10.27%)
April 30, 2001	$ 13.82	$ 12.67	$14.57	$13.92	(4.31%)	(9.13%)
July 31, 2001	$ 13.40	$ 12.74	$14.46	$13.92	(5.92%)	(9.29%)
October 31, 2001	$ 14.36	$ 13.41	$14.94	$14.48	(2.18%)	(7.39%)

*	Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.

        Since May 1, 1996, share prices for California Insured’s Common Stock have fluctuated between a maximum premium of approximately 10.71% and a maximum discount of approximately (12.28%). Since May 1, 1996, California Insured II’s share prices for its Common Stock have fluctuated between a maximum premium of approximately 9.65% and a maximum discount of approximately (14.55%). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objective and Policies

        The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks current income exempt from Federal income taxes and California income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

        Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of California Municipal Bonds. Each Fund intends to invest substantially all (at least 80%) of its assets in California Municipal Bonds except at times when FAM considers that California Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that FAM considers that suitable California Municipal Bonds are not available for investment, the Fund may purchase Municipal Bonds. The Fund will maintain at least 80% of its assets in California Municipal Bonds, except during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

        Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax and California income taxes. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

        Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in California Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term California Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and California income taxes will be considered “California Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered “Municipal Bonds.”

        Each Fund will invest in investment grade California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if California Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such California Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured California Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit III—“Ratings of Municipal Bonds and Commercial Paper” and Exhibit IV—“Portfolio Insurance.”

        Each Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

        The net asset value of the shares of common stock of a closed-end investment company such as California Insured II or California Insured, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See “Risk Factors and Special Considerations—Leverage.”

        The average maturity of each Fund’s portfolio securities varies based upon FAM’s assessment of economic and market conditions. Each Fund intends to invest primarily in long-term California Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate-term California Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of a Fund’s total assets except during interim periods pending investment of the net proceeds from public offerings of that Fund’s securities or in anticipation of the repurchase or redemption of that Fund’s securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal and California income taxes.

        Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund’s investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy, among other requirements, the foregoing 5% requirement with respect to 75% of its total assets. To the extent that either Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Portfolio Insurance

        Under normal circumstances, at least 80% of the assets of each Fund will be invested in California Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy obtained by the issuer thereof or any other party, or (ii) insured under an insurance policy purchased by the Fund. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody’s. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit IV to this Joint Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody’s and Fitch. Currently, it is anticipated that a majority of the insured California Municipal Bonds and Municipal Bonds in each Fund’s portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. Each Fund also may purchase California Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured California Municipal Bonds and Municipal Bonds held by the Funds will be insured under policies obtained by parties other than the Fund.

        Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the “Policies”) from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible California Municipal Bonds and Municipal Bonds that it purchases. A California Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured California Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

        The Policies will be effective only as to insured California Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any California Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured California Municipal Bond or Municipal Bond or the value of the shares of a Fund.

        The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund’s portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

        The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately 0.05 of 1% to 0.40 of 1% of the principal amount of the California Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund’s portfolio of California Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit IV to this Joint Proxy Statement and Prospectus. In instances in which a Fund purchases California Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the insured Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the California Municipal Bonds and Municipal Bonds.

        It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM’s ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other California Municipal Bonds and Municipal Bonds. See “Net Asset Value” below for a more complete description of each Fund’s method of valuing securities for which market quotations are not generally available.

        No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the California Municipal Bonds and Municipal Bonds held in the Fund’s portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

        Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured California Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured California Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of California Municipal Bonds and Municipal Bonds

        California Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are California Municipal Bonds if the interest thereon is exempt from Federal and California personal income taxes, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Joint Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered California Municipal Bonds or Municipal Bonds.

        The two principal classifications of California Municipal Bonds and Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds (other than those of the State of California which has limited taxing powers) are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. California Municipal Bonds and Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

        Each Fund may purchase California Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Fund’s assets that may be invested in California Municipal Bonds and Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

        Also included within the general category of California Municipal Bonds and/or Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

        Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of California Municipal Bonds and Municipal Bonds for investment by each Fund.

Special Considerations Relating to California Municipal Bonds

        Each Fund ordinarily will invest at least 80% of its assets in California Municipal Bonds and, therefore, is more exposed to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond fund that does not invest in issuers of California Municipal Bonds to this degree. FAM does not believe that current economic conditions in California will have a significant adverse effect on each Fund’s ability to invest in high-quality California Municipal Bonds. Currently, California’s general obligation bonds are rated A+ by S&P, Aa3 by Moody’s and AA by Fitch. See Exhibit II—“Economic and Financial Conditions in California” and Exhibit III—“Ratings of Municipal Bonds and Commercial Paper.”

Other Investment Policies

        Each Fund has adopted certain other policies as set forth below:

        Borrowings.    Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in excess of 5% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

        When-Issued Securities and Delayed Delivery Transactions.    Each Fund may purchase or sell California Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

        Indexed and Inverse Floating Obligations.    Each Fund may invest in California Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in California Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain California Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund’s return on such California Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

        Call Rights.    Each Fund may purchase a California Municipal Bond or Municipal Bond issuer’s rights to call all or a portion of such California Municipal Bond or Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related California Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related California Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related California Municipal Bond or Municipal Bond is identical to holding a California Municipal Bond or Municipal Bond as a non-callable security.

        Repurchase Agreements.    The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

        In general, for Federal and California income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

        Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of its Common Stock, the net asset value of its Common Stock will fluctuate. No assurance can be given that a Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

        Certain Federal income tax requirements may limit a Fund’s ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders—Tax Treatment of Options and Futures Transactions.” In addition, in order to obtain ratings of the AMPS from one or more of the NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of the NRSROs. See “Rating Agency Guidelines” below.

        The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund’s use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders.

        Writing Covered Call Options.    Each Fund is authorized to write (i.e., sell) covered call options with respect to California Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

        Each Fund receives a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

        Purchase of Options.    Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

        Financial Futures Contracts and Options.    Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in California Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

        The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

        Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging California Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

        Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the California Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

        Over-the-Counter Options.    Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

        Restrictions on OTC Options.    Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

        Risk Factors in Financial Futures Contracts and Options Thereon.    Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and California Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

        Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund’s assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

        Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

        The volume of trading in the exchange markets with respect to California Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

        Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

        The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

        If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

        The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

        The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. These fundamental restrictions will also be the fundamental restrictions of the Combined Fund. (For this purpose and under the Investment Company Act, for the Common Stock and AMPS voting together as a single class, “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) For the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS. Neither Fund may:

1.	Make investments for the purpose of exercising control or management.

2.
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

3.
Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.
Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

6.
Make loans to other persons, except that the Fund may purchase California Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.
Purchase any securities on margin, except that each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by each Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.
Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that each Fund may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.
Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

        For purposes of restriction (9), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

        An additional investment restriction adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provides that neither Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

        If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        For so long as shares of its AMPS are rated by Moody’s, neither Fund will change these additional investment restrictions unless it receives written confirmation from Moody’s that any such change would not impair the rating then assigned to the shares of AMPS by Moody’s.

        FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. The Funds recently received an exemptive order under which they may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the “Group Order Exemptive Order”). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. No transactions were executed by either Fund pursuant to the Group Order Exemptive Order for the fiscal years ended July 31, 2001, the first fiscal year in which the Group Order Exemptive Order was in effect. Under another exemptive order, the Funds may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but no assurance can be given that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines.

        Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with its receipt of a rating for such shares on or prior to their date of original issue of at least Aaa from Moody’s and AAA from S&P. Moody’s and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

        Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “The Reorganization—Risk Factors and Special Considerations—Ratings Considerations.”

        For so long as any shares of a Fund’s AMPS are rated by Moody’s or S&P, as the case may be, a Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

        There are differences in concentration among the types of securities held in the portfolio of each Fund. For California Insured II, as of August 31, 2001, approximately 66%, 33% and 1% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively. For California Insured, as of August 31, 2001, approximately 66%, 33% and 1% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively.

        Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the California Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

    California Insured II

        As of August 31, 2001, approximately 96.8% of the market value of California Insured II’s portfolio was invested in long-term municipal obligations and approximately 3.2% of the market value of California Insured II’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of California Insured II’s long-term municipal obligation investment portfolio as of August 31, 2001.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	96	$368,828	92.8%
A	Aa	4	11,057	2.8
A	A	1	2,328	0.6
NR	NR	2	15,228	3.8

	Total	103	$397,441	100%

*
Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit III—“Ratings of Municipal Bonds and Commercial Paper.”

    California Insured

        As of August 31, 2001, approximately 97.9% of the market value of California Insured’s portfolio was invested in long-term municipal obligations and approximately 2.1% of the market value of California Insured’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of California Insured’s long-term municipal obligation investment portfolio as of August 31, 2001.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	87	$320,759	95.1%
AA	Aa	4	8,831	2.6
A	A	1	1,069	0.3
NR	NR	1	6,552	2.0

	Total	93	$337,211	100%

*
Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit III—“Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions

        The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

        Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

        Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with that Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

        The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

        The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

        Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

        Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the periods indicated is set forth below:

	Six Months Ended April 30, 2001	Year Ended October 31, 2000	Year Ended October 31, 1999
California Insured II	39.05%	78.52%	86.51%
California Insured	44.04%	92.62%	84.58%

Net Asset Value

        The net asset value per share of Common Stock of each Fund is determined as of the close of business of the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

        The California Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

        Each Fund determines and makes available for publication weekly the net asset value of its Common Stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

        Each Fund has outstanding both Common Stock and AMPS. The Common Stock of California Insured II and the Common Stock of California Insured are traded on the NYSE. The shares of California Insured II Common Stock commenced trading on the NYSE on October 30, 1992. As of October 31, 2001, the net asset value per share of California Insured II Common Stock was $15.44 and the market price per share was $14.46. The shares of California Insured Common Stock commenced trading on the NYSE on June 26, 1992. As of October 31, 2001, the net asset value per share of California Insured Common Stock was $14.93 and the market price per share was $14.23.

        Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with California Insured II’s offering of shares of AMPS, California Insured II reclassified 5,200 shares of unissued capital stock as AMPS. In connection with California Insured’s offering of shares of AMPS, California Insured reclassified 4,000 shares of its unissued capital stock as AMPS.

    Common Stock

        Holders of each Fund’s Common Stock are entitled to share equally in dividends declared by the Fund’s Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See “Voting Rights” and “Liquidation Rights of Holders of AMPS” below. Holders of a Fund’s Common Stock do not have preemptive or conversion rights and shares of a Fund’s Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

        So long as any shares of a Fund’s AMPS or any other preferred stock are outstanding, holders of the Fund’s Common Stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

    Preferred Stock

        The AMPS of each Fund have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of each Fund have a liquidation preference of $25,000 per share; neither Fund’s AMPS are traded on any stock exchange or over-the-counter. Each Fund’s AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

        Auctions generally have been held and will be held every seven or 28 days for each series of AMPS of each Fund, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.

Auction Date	Fund	Series	Auction Schedule	Dividend Rate
October 11, 2001	California Insured	A	28 day	1.56%
October 25, 2001	California Insured	B	7 day	1.85%
October 05, 2001	California Insured II	A	28 day	1.80%
October 26, 2001	California Insured II	B	7 day	1.30%
October 30, 2001	California Insured II	C	7 day	1.95%

        Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund’s preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund’s AMPS equals its liquidation preference plus accumulated dividends per share.

        The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody’s and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charter

        Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66  2 /3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

        In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2 /3% of all of the Fund’s shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund’s shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

        In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2 /3% of the Fund’s outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

        The Board of Directors of each Fund has determined that the 66 2 /3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

        Directors and Officers.    The Boards of Directors of both California Insured and California Insured II are identical. Each Board currently consists of six persons, five of whom are not “interested persons,” as defined in the Investment Company Act. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law.

        Information about the Directors, executive officers and the portfolio manager of California Insured II, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

        TERRY K. GLENN (61)—President and Director(1)(2)—Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of MLIM and FAM (which terms as used herein include their corporate predecessors); President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.

        JAMES H. BODURTHA (57)—Director(2)(3)—36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

        HERBERT I. LONDON (62)—Director(2)(3)—2 Washington Square Village, Apartment 12-B, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

        JOSEPH L. MAY (72)—Director(2)(3)—424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

        ANDRÉ F. PEROLD (49)—Director(2)(3)—Morgan Hall, Soldiers Field Road, Boston, Massachusetts 02163. Harvard Business School: George Gund Professor of Finance and Banking since 2000, Finance Area Chair since 1996, Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, the Common Fund since 1989; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996.

        ROBERTA COOPER RAMO (59)—Director(2)(3)—P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87103. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1998; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

        VINCENT R. GIORDANO (57)—First Vice President(1)(2)—Managing Director of MLIM since 2000 and Senior Vice President thereof from 1984 to 2000; Senior Vice President of Princeton Services since 1993.

        DONALD C. BURKE (41)—Vice President and Treasurer(1)(2)—First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.

        KENNETH A. JACOB (50)—Vice President(1)(2)—First Vice President of MLIM since 1997 and Vice President thereof from 1984 to 1997; Vice President of FAM since 1984.

        ROBERTO W. ROFFO (35)—Vice President and Portfolio Manager(1)(2)—Vice President of MLIM since 1996 and a Portfolio Manager with MLIM since 1992.

        ALICE A. PELLEGRINO (41)—Secretary(1)(2)—Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Funds.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.
(3)	Member of each Fund’s Audit Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

        Set forth in the table below is information regarding the compensation earned by the non-interested Directors for the fiscal year ended October 31, 2001 and the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/ MLIM Advised Funds”), including both Funds, to the Funds’ non-affiliated Directors for the year ended December 31, 2000.

Name	Position with Funds	Compensation from Funds		Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Funds and Other MLIM/FAM Advised Funds(1)
		California Insured II	California Insured
James H. Bodurtha	Director	$5,076	$4,489	None	None	$132,250
Herbert I. London	Director	$5,076	$4,489	None	None	$132,250
Joseph L. May	Director	$5,076	$4,489	None	None	$132,250
André F. Perold	Director	$5,076	$4,489	None	None	$132,250
Roberta Cooper Ramo	Director	$5,485	$4,898	None	None	$169,000

(1)
The Directors serve on the boards of MLIM/FAM-advised funds as follows: Mr. Bodurtha (34 registered investment companies consisting of 41 portfolios); Mr. London (34 registered investment companies consisting of 41 portfolios); Mr. May (34 registered investment companies consisting of 41 portfolios); Mr. Perold (34 registered investment companies consisting of 41 portfolios); and Ms. Ramo (34 registered investment companies consisting of 41 portfolios).

        Management and Advisory Arrangements.     FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. FAM and its affiliates act as the investment adviser to more than 100 registered investment companies and offer services to individuals and institutional accounts. As of September 2001, FAM and its affiliates had a total of approximately $506 billion in investment company and other portfolio assets under management (approximately $46 billion of which were invested in municipal securities). FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        Each Fund’s investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

        FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

        For the services provided by FAM under each Fund’s investment advisory agreement, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

        Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, listing fees, taxes, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

        Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund’s Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

        Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

        The Board of Directors of each Fund has approved the same Code of Ethics under Rule 17j-l of the Investment Company Act that covers the Funds and FAM. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by each Fund.

Voting Rights

        Voting rights are identical for the holders of shares of each Fund’s Common Stock. Holders of each Fund’s Common Stock are entitled to one vote for each share held by them and will vote with the holders of any outstanding shares of the Fund’s AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

        Voting rights of the holders of each Fund’s AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund’s AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund’s stockholders and will vote together with the holders of shares of the Fund’s Common Stock as a single class.

        The shares of each Fund’s Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

        In connection with the election of a Fund’s Directors, holders of shares of a Fund’s AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of shares of the Fund’s Common Stock and shares of the Fund’s AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund’s AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any shares of a Fund’s preferred stock are entitled, together with the holders of shares of the Fund’s AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund’s AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

        The affirmative vote of the holders of a majority of the outstanding shares of a Fund’s AMPS, voting as a separate class, will be required to (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act. The California Insured II Series D AMPS and Series E AMPS to be issued in the Reorganization will not be required to vote in order for California Insured II to issue any stock ranking on a parity with such series of AMPS.

Stockholder Inquiries

        Stockholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Joint Proxy Statement and Prospectus.

Dividends and Distributions

        The Funds’ current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute dividends equal to all or a portion of its net investment income monthly to holders of a Fund’s Common Stock. Monthly distributions to holders of a Fund’s Common Stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund’s AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s Common Stock and AMPS. While any shares of a Fund’s AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund’s Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund’s AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund’s outstanding shares of AMPS. If a Fund’s ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification under Federal income tax law for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.”

        Similarly, the Funds’ current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund’s AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund’s shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund’s Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for each Fund’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund’s AMPS which may be in arrears.

        Dividends paid by each Fund, to the extent paid from tax-exempt income earned on California Municipal Bonds, are exempt from Federal and California income taxes, subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal and California income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and their Stockholders” below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund’s AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

        For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Stock may be reinvested automatically in shares of the Fund’s Common Stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

        If either Fund retroactively allocates any net capital gains or other income subject to regular Federal and California income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, such Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

        Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s Common Stock elects otherwise, all dividend and capital gains distributions are automatically reinvested by State Street, as agent for both California Insured and California Insured II stockholders in administering the Plan (the “Plan Agent”), in additional shares of a Fund’s Common Stock. State Street will continue to be the Plan Agent for the Combined Fund after the Reorganization. Holders of a Fund’s Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by State Street, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to State Street, as dividend paying agent, at the address set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

        Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s Common Stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund’s Common Stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of the Fund’s Common Stock in the open market (“open-market purchases”), on the NYSE or elsewhere. If on the payment date for the dividend the net asset value per share of the Fund’s Common Stock is equal to or less than the market price per share of the Fund’s Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent invests the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of the Fund’s Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

        In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund’s Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

        The Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

        In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

        There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

        The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.”

        Stockholders participating in a Plan may receive benefits not available to stockholders not participating in a Plan. If the market price (plus commissions) of a Fund’s shares of Common Stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund’s Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” for a discussion of the tax consequences of the Plan.

        Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

        After the Reorganization, a holder of shares of California Insured who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares in California Insured and in California Insured II, after the Reorganization, the stockholder’s election with respect to the dividends of California Insured II will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent of California Insured II, State Street Bank and Trust Company, at 225 Franklin Street, Boston, Massachusetts 02110.

Mutual Fund Investment Option

        A holder of Common Stock of either Fund, who purchased his or her shares through Merrill Lynch in the Fund’s initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class A shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of California Insured Common Stock who qualifies for this option will have the same option with respect to the shares of California Insured II Common Stock received in the Reorganization.

Liquidation Rights of Holders of AMPS

        Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of shares of the Fund’s AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund’s Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund’s AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Stockholders

        The tax consequences of investing in shares of Common Stock or AMPS of each Fund are identical. The Funds have elected and qualified for the special tax treatment afforded RICs under the Code. California Insured II intends to continue to so qualify after the Reorganization. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. California Insured II intends to continue to distribute substantially all of its income following the Reorganization.

        Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of “industrial development bonds” or “private activity bonds,” if any, held by a Fund.

        So long as, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of a Fund’s total assets consists of California Municipal Bonds, the portion of exempt-interest dividends paid from interest received by a Fund from California Municipal Bonds also will be exempt from California personal income tax. However, exempt-interest dividends paid to a corporate shareholder subject to California state franchise tax will not be exempt from California taxation. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. Each Fund will inform shareholders annually as to the portion of each Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from California income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund’s shares is not deductible for Federal or California income tax purposes to the extent attributable to exempt-interest dividends.

        The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund, as well as the Series D and Series E AMPS to be issued by California Insured II, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Sidley Austin Brown & Wood LLP , counsel to each Fund, the shares of each Fund’s currently outstanding AMPS, as well as the Series D and Series E AMPS to be issued by California Insured II, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

        To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal and California income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

        A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends received by the stockholder. In addition, such loss is disallowed to the extent of any exempt-interest dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

        The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, California Insured II will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, Series B, Series C, Series D and Series E. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

        In the opinion of Sidley Austin Brown & Wood LLP , counsel to each Fund, under current law the manner in which each Fund allocates, and California Insured II will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including, for California Insured II, its Series A, Series B and Series C AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund’s calculation of each class’s allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund’s method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate a Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Sidley Austin Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund’s allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Sidley Austin Brown & Wood LLP , however, represents only its best legal judgment and is not binding on the IRS or the courts.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

        The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. “Private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

        The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

        If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal and California income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

        As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that each Fund has issued and that the Combined Fund may issue may raise a question as to whether distributions on such preferred stock are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by California Insured II will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends the Funds paid on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income tax. Additionally, the Funds would be subject to a Federal alternative minimum tax.

        Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and California Insured II intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

        The value of shares acquired pursuant to a Fund’s Plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund’s Plan. Thus, stockholders who do not participate in the Plan, as well as Plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

        Under certain provisions of the Code, some stockholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

        Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

        Tax Treatment of Options and Futures Transactions.     Each Fund may write, purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and California income tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the California income and corporate franchise tax laws. The Code and the Treasury regulations, as well as the California income and corporation franchise tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

        Under the Agreement and Plan (attached hereto as Exhibit I), California Insured II will acquire substantially all of the assets, and will assume substantially all of the liabilities, of California Insured, in exchange solely for shares of an equal aggregate net asset value or liquidation preference of California Insured II Common Stock and California Insured II Series D and Series E AMPS to be issued by California Insured II. The shares of California Insured II Common Stock issued to California Insured by California Insured II will have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of California Insured Common Stock (except that cash will be paid in lieu of any fractional shares) at the close of business on the business day immediately prior to the date on which the Reorganization occurs (the “Valuation Date”). The shares of California Insured II Series D AMPS issued to California Insured by California Insured II will have a liquidation preference and value equal to the liquidation preference and value of the California Insured Series A AMPS. The shares of California Insured II Series E AMPS issued to California Insured by California Insured II will have a liquidation preference and value equal to the liquidation preference and value of the California Insured Series B AMPS. Upon receipt by California Insured of such shares, California Insured will (i) distribute pro rata the shares of California Insured II Common Stock to the holders of California Insured Common Stock in exchange for their shares of California Insured Common Stock, (ii) distribute pro rata the shares of California Insured II Series D AMPS to the holders of California Insured Series A AMPS in exchange for their California Insured Series A AMPS and (iii) distribute pro rata the shares of California Insured II Series E AMPS to the holders of California Insured Series B AMPS in exchange for their California Insured Series B AMPS. Prior to the transfer of substantially all of the assets and substantially all of the liabilities of California Insured to California Insured II, California Insured II will file Articles Supplementary establishing the powers, rights and preferences of the California Insured II Series D and Series E AMPS with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”). As soon as practicable after the effective date for the transfer of substantially all of the assets and substantially all of the liabilities of California Insured to California Insured II (the “Closing Date”), California Insured will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.

        As set forth above, California Insured will distribute pro rata the shares it receives of (i) California Insured II Common Stock to the holders of record of California Insured Common Stock, (ii) California Insured II Series D AMPS to the holders of record of California Insured Series A AMPS and (iii) California Insured II Series E AMPS to the holders of record of California Insured Series B AMPS; in exchange for such stockholders’ shares in California Insured. Such distribution will be accomplished by opening new accounts on the books of California Insured II in the names of the holders of California Insured Common Stock and of California Insured Series A and Series B AMPS and transferring to those stockholder accounts the California Insured II Common Stock or California Insured II Series D and Series E AMPS previously credited on those books to the accounts of California Insured. Each newly-opened account on the books of California Insured II for the previous holders of Common Stock of California Insured would represent the respective pro rata number of shares of California Insured II Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of California Insured II Common Stock will be issued. In lieu thereof, California Insured II’s transfer agent, State Street, will aggregate all fractional shares of California Insured II Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Stock certificates of California Insured. Similarly, each newly-opened account on the books of California Insured II for the previous holders of AMPS of California Insured would represent the respective pro rata number of shares of California Insured II Series D and Series E AMPS due such holder of AMPS. See “Surrender and Exchange of Stock Certificates” below for a description of the procedures to be followed by the stockholders of California Insured to obtain their California Insured II Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in “street name” by The Depository Trust Company, all transfers are accomplished by book entry.

        Accordingly, as a result of the Reorganization, each holder of California Insured Common Stock would own shares of California Insured II Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder’s California Insured Common Stock immediately prior to the Closing Date. Since the California Insured II Common Stock would be issued at net asset value and the shares of California Insured Common Stock would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of each Fund will not be diluted as a result of the Reorganization. Similarly, since the California Insured II Series D and Series E AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of California Insured, holders of AMPS of each Fund will not be diluted as result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the Combined Fund after the Reorganization than he or she did in either of the constituent Funds.

Procedure

        At a meeting of the Board of Directors of each Fund, the Board of Directors of each Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan. The Board of Directors of California Insured II unanimously approved the submission of the Agreement and Plan to the holders of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS for approval as described herein. The Board of Directors of California Insured unanimously approved the submission of the Agreement and Plan to the holders of California Insured Common Stock and California Insured Series A and Series B AMPS for approval as described herein.

        Also, the Board of Directors of California Insured II approved the filing of Articles Supplementary establishing the powers, rights and preferences of the California Insured II Series D and Series E AMPS in order that such AMPS may be distributed to holders of California Insured Series A and Series B AMPS as part of the Reorganization and the issuance of additional shares of California Insured II Common Stock and of shares of California Insured II Series D and Series E AMPS.

        As a result of such Board approvals, the Funds have jointly filed this Joint Proxy Statement and Prospectus with the SEC soliciting the vote of the holders of Common Stock and AMPS of California Insured and California Insured II to approve the Reorganization. If stockholders of California Insured and California Insured II approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan.

        The Board of Directors of California Insured II recommends that the holders of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS approve the Agreement and Plan. The Board of Directors of California Insured recommends that the holders of California Insured Common Stock and California Insured Series A and Series B AMPS approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

        The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

        Valuation of Assets and Liabilities.     The respective assets of each Fund will be valued on the business day prior to the Closing Date. The valuation procedures are the same for both Funds: the net asset value per share of the Common Stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

        The California Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of each Fund. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

        Distribution of California Insured II Common Stock and California Insured II Series D and Series E AMPS.      On the Closing Date, California Insured II will issue to California Insured a number of shares of California Insured II Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of Common Stock of California Insured on the Valuation Date. Each holder of California Insured Common Stock will receive the number of shares of California Insured II Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the California Insured Common Stock. On the Closing Date, California Insured II also will issue to California Insured (i) a number of shares of California Insured II Series D AMPS, the liquidation preference and value of which will equal the liquidation preference and value of California Insured Series A AMPS on the Valuation Date and (ii) a number of shares of California Insured II Series E AMPS, the liquidation preference and value of which will equal the liquidation preference and value of California Insured Series B AMPS on the Valuation Date. Each holder of California Insured Series A AMPS will receive the number of shares of California Insured II Series D AMPS corresponding to his or her proportionate interest in the liquidation preference and value of the California Insured Series A AMPS. Each holder of California Insured Series B AMPS will receive the number of shares of California Insured II Series E AMPS corresponding to his or her proportionate interest in the liquidation preference and value of the California Insured Series B AMPS.

        No sales charge or fee of any kind will be charged to stockholders of California Insured in connection with their receipt of California Insured II Common Stock or California Insured II Series D or Series E AMPS in the Reorganization. The California Insured Series A and Series B AMPS are auctioned on Thursday. The California Insured II Series A and Series B AMPS are auctioned on Friday. The California Insured II Series C AMPS are auctioned on Tuesday. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the California Insured Series A and Series B AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

        Expenses.    The expenses of the Reorganization that are directly attributable to California Insured and the conduct of its business will be deducted from the assets of California Insured as of the Valuation Date. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the special meeting of the stockholders of California Insured to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to California Insured II and the conduct of its business will be deducted from the assets of California Insured II as of the Valuation Date. The expenses attributable to California Insured II include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of the stockholders of California Insured II to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and Plan, SEC fees, stock exchange fees, rating agency fees, transfer agent fees, legal fees and audit fees, will be borne equally by the Funds. The expenses of the Reorganization attributable to California Insured are currently estimated to be $257,500. The expenses of the Reorganization attributable to California Insured II are currently estimated to be $257,700.

        Required Approvals.    Under the Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan requires the affirmative vote of (i) the holders of a majority of the outstanding shares of California Insured Common Stock and California Insured Series A and Series B AMPS, voting together as a single class, (ii) a majority of the outstanding shares of California Insured Series A and Series B AMPS, voting separately as a class, (iii) a majority of the votes cast by the holders of shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS, voting together as a single class, provided that the total number of votes cast represents a majority of the shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS issued, outstanding and entitled to vote thereon, and (iv) the holders of a majority of the outstanding California Insured II Series A, Series B and Series C AMPS, voting separately as a class. Because of the requirement that the Agreement and Plan be approved by the stockholders of both Funds as set forth above, the Reorganization will not take place if the applicable stockholders of either Fund do not approve the Agreement and Plan.

        Deregistration and Dissolution.    Following the transfer of substantially all of the assets and substantially all of the liabilities of California Insured to California Insured II and the distribution of shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS to stockholders of California Insured, in accordance with the foregoing, California Insured will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

        Amendments and Conditions.    The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each Fund as described herein, an opinion of counsel being received with respect to certain tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

        Postponement, Termination.    Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization

        In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share for holders of Common Stock of the Combined Fund, greater efficiency and flexibility in portfolio management and a more liquid trading market for the Common Stock of the Combined Fund. Following the Reorganization, California Insured stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of California Insured. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds’ portfolios of California Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Board of Directors of each Fund noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of California Municipal Bonds and Municipal Bonds. The Board of Directors of each Fund also considered the relative tax positions of each of the Fund’s portfolios.

        The surviving fund that would result from the Reorganization would have a larger asset base than either of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger Combined Fund are likely to be less than the aggregate expenses for each Fund, resulting in a lower expense ratio for common stockholders of the Combined Fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Combined Fund. To illustrate the potential economies of scale, the table below sets forth the total annualized operating expense ratio of each Fund and the Combined Fund based on the average net assets of the Combined Fund, both excluding and including assets attributable to AMPS, for the six months ended April 30, 2001.

	Total Annualized Operating Expense Ratio, Excluding AMPS	Average Net Assets, Excluding Assets Attributable to AMPS, For the Six Months Ended April 30, 2001	Total Annualized Operating Expense Ratio, Including AMPS	Average Net Assets, Including Assets Attributable to AMPS, For the Six Months Ended April 30, 2001
California Insured II	1.04%	$271,523,651	0.70%	$401,523,651
California Insured	1.01%	$235,943,313	0.71%	$335,943,313
Combined Fund	0.96%	$507,466,964	0.66%	$737,466,964

        Management projections estimate that California Insured II will have net assets of approximately $737 million, including assets attributable to AMPS, upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, California Insured II may be able to purchase larger amounts of California Municipal Bonds and Municipal Bonds at more favorable prices than could either Fund separately and, with this greater purchasing power, request improvements in the terms of the California Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

        Based on the foregoing, the Board of Directors of each Fund concluded that the Reorganization is in the best interests of the stockholders of each Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above.

        In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of Common Stock of California Insured and California Insured II of approximately $0.02 and $0.01, respectively, as a result of the estimated costs of the Reorganization, management of California Insured and California Insured II advised their Boards of Directors that they expect such costs would be recovered within approximately 15 to 27 months after the Closing Date because the operating expense ratio of the Combined Fund is expected to be lower than the operating expense ratio of California Insured and California Insured II.

        It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

Surrender and Exchange of Stock Certificates

        After the Closing Date, each holder of an outstanding certificate or certificates formerly representing shares of California Insured Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of California Insured II Common Stock distributable with respect to such holder’s shares of California Insured Common Stock, together with cash in lieu of any fractional shares of California Insured II Common Stock. Promptly after the Closing Date, the transfer agent for the California Insured II Common Stock will mail to each holder of certificates formerly representing shares of California Insured Common Stock a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of California Insured II Common Stock and cash in lieu of any fractional shares of California Insured II Common Stock.

        Shares of AMPS are held in “street name” by The Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

If prior to Reorganization you held:	After the Reorganization, you will hold:
California Insured II Common Stock	California Insured II Common Stock
California Insured II Series A AMPS	California Insured II Series A AMPS
California Insured II Series B AMPS	California Insured II Series B AMPS
California Insured II Series C AMPS	California Insured II Series C AMPS
California Insured Common Stock	California Insured II Common Stock
California Insured Series A AMPS	California Insured II Series D AMPS
California Insured Series B AMPS	California Insured II Series E AMPS

        Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, holders of California Insured Common Stock will be furnished with instructions for exchanging their stock certificates for California Insured II stock certificates and, if applicable, cash in lieu of fractional shares of California Insured II Common Stock.

        From and after the Closing Date, certificates formerly representing shares of California Insured Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of California Insured II Common Stock distributable with respect to the shares of California Insured held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of California Insured Common Stock as of any date subsequent to the Closing Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of California Insured II Common Stock, as of any date after the Closing Date and prior to the exchange of certificates by any holder of California Insured Common Stock, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

        From and after the Closing Date, there will be no transfers on the stock transfer books of California Insured. If, after the Closing Date, certificates representing shares of California Insured Common Stock are presented to California Insured II, they will be canceled and exchanged for certificates representing California Insured II Common Stock and cash in lieu of fractional shares of California Insured II Common Stock, if any, distributable with respect to such California Insured Common Stock in the Reorganization.

Tax Consequences of the Reorganization

        Summary.    As discussed below, the Reorganization is structured to insure that neither California Insured, California Insured II nor the stockholders of California Insured will recognize a gain or loss on the transaction. In addition, the basis of the California Insured II shares received by California Insured stockholders will be the same as such holders’ basis in the California Insured shares exchanged.

        General.    The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and California Insured II intends to continue to so qualify after the Reorganization. The Funds shall have received an opinion of Sidley Austin Brown & Wood LLP to the effect that for Federal income tax purposes: (i) the exchange of assets by California Insured for California Insured II stock, as described, will constitute a reorganization, and California Insured and California Insured II will each be deemed a “party” to a reorganization; (ii) no gain or loss will be recognized to California Insured as a result of the Reorganization or on the distribution of California Insured II Common Stock and California Insured II Series D and Series E AMPS to the stockholders of California Insured; (iii) no gain or loss will be recognized to California Insured II as a result of the Reorganization; (iv) no gain or loss will be recognized to the stockholders of California Insured on the receipt of California Insured II Common Stock and California Insured II Series D and Series E AMPS in exchange for their corresponding shares of California Insured Common Stock or California Insured Series A and Series B AMPS (except to the extent that holders of California Insured Common Stock receive cash representing an interest in fractional shares of California Insured II Common Stock in the Reorganization); (v) the tax basis of the assets of California Insured in the hands of California Insured II will be the same as the tax basis of such assets in the hands of California Insured immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the California Insured II Common Stock or California Insured II Series D and Series E AMPS received by the stockholders of California Insured in the Reorganization will be equal to the tax basis of the California Insured Common Stock or California Insured Series A and Series B AMPS surrendered in exchange; (vii) a stockholder’s holding period for the California Insured II Common Stock or California Insured II Series D and Series E AMPS will be determined by including the period for which such stockholder held the California Insured Common Stock or California Insured Series A and Series B AMPS exchanged therefor, provided, that such shares were held as a capital asset; (viii) California Insured II’s holding period with respect to the assets of California Insured transferred will include the period for which such assets were held by California Insured; (ix) the payment of cash to holders of California Insured Common Stock in lieu of fractional shares of California Insured II Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the California Insured II fractional shares; and (x) the taxable year of California Insured will end on the effective date of the Reorganization and California Insured II will succeed to and take into account certain tax attributes of California Insured, such as earnings and profits, capital loss carryovers and method of accounting.

        As noted in the discussion under “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders,” a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Sidley Austin Brown & Wood LLP , the issuance of California Insured II Series D and Series E AMPS pursuant to the Reorganization in addition to the already existing California Insured II Series A, Series B and Series C AMPS will not cause distributions on any series of California Insured II AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, California Insured II could lose the special tax treatment afforded RICs. In this case, dividends on the shares of California Insured II Common Stock and California Insured II AMPS would not be exempt from Federal income tax. Additionally, California Insured II would be subject to a Federal alternative minimum tax and might be subject to the California corporate franchise tax.

        Under Section 381(a) of the Code, California Insured II will succeed to and take into account certain tax attributes of California Insured, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to California Insured II.

        Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

        Regulated Investment Company Status.    The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization California Insured II intends to continue to so qualify.

Capitalization

        The following table sets forth as of April 30, 2001 (i) the capitalization of California Insured II, (ii) the capitalization of California Insured and (iii) the capitalization of the Combined Fund, as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of California Insured II, California Insured
and the Combined Fund as of April 30, 2001 (unaudited)

	California Insured II	California Insured	Pro Forma Adjustment	Combined Fund as Adjusted(a)
Net Assets:
Net Assets Attributable to Common Stock	$264,561,020	$230,481,080	$(2,975,538)	$492,066,562
Net Assets Attributable to AMPS	$130,000,000	$100,000,000	$ —	$230,000,000
Shares Outstanding:
Common Stock	18,359,120	16,562,523	(552,857)	34,368,786
AMPS
Series A	1,800	2,000	(2,000)	1,800
Series B	1,800	2,000	(2,000)	1,800
Series C	1,600	—		1,600
Series D	—	—	2,000	2,000
Series E	—	—	2,000	2,000
Net Asset Value Per Share:
Common Stock	$ 14.41	$ 13.92		$ 14.32
AMPS	$ 25,000	$ 25,000		$ 25,000

(a)
The adjusted balances are presented as if the Reorganization had been consummated on April 30, 2001 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of $515,200 of which $257,700 is attributable to California Insured II and $257,500 is attributable to California Insured. No assurance can be given as to how many shares of California Insured II Common Stock that stockholders of California Insured will receive on the Closing Date, and the foregoing should not be relied upon to reflect the number of shares of California Insured II Common Stock that actually will be received on or after such date.

(b)
Assumes the issuance of 16,009,666 shares of California Insured II Common Stock and two newly created series of AMPS consisting of 2,000 Series D shares and 2,000 Series E shares, in exchange for the net assets of California Insured. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions and estimated Reorganization expenses, on April 30, 2001.

(c)
Net Asset Value Per Share of Common Stock net of Reorganization-related expenses and distribution of undistributed net investment income of $1,450,751 for California Insured II and $1,009,587 for California Insured.

INFORMATION CONCERNING THE MEETINGS

Date, Time and Place of Meetings

        The Meetings will be held on December 12, 2001 at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 1:20 p.m. Eastern time (for California Insured) and 1:50 p.m. Eastern time (for California Insured II).

Solicitation, Revocation and Use of Proxies

        A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the applicable Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

        All shares represented by properly executed proxies, unless such proxies previously have been superseded or revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the approval of the Agreement and Plan. It is not anticipated that any other matters will be brought before a Meeting. If, however, any other business properly is brought before a Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

        Only holders of record of shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS at the close of business on the Record Date are entitled to vote at the Meeting for California Insured II or any adjournment thereof. Only holders of record of shares of California Insured Common Stock and California Insured Series A and Series B AMPS at the close of business on the Record Date are entitled to vote at the Meeting for California Insured or any adjournment thereof. At the close of business on the Record Date, California Insured II had 18,359,120 shares of Common Stock and 5,200 shares of AMPS outstanding. At the close of business on the Record Date, California Insured had 16,562,523 shares of Common Stock and 4,000 shares of AMPS outstanding.

Security Ownership of Certain Beneficial Owners and Management

        To the knowledge of the management of each Fund, at the Record Date, no person or entity owns beneficially or of record 5% or more of the shares of the Common Stock or AMPS of either Fund, except that Cede & Co., as nominee for Depository Trust Company, 55 Water Street, New York, New York 10041, is the record holder of all of the outstanding AMPS of each Fund.

        As of the Record Date, the Directors and officers of California Insured II as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of California Insured II Common Stock and owned no California Insured II AMPS.

        As of the Record Date, the Directors and officers of California Insured as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of California Insured Common Stock and owned no California Insured AMPS.

        On the Record Date, Mr. Glenn, a Director and an officer of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

        For purposes of this Joint Proxy Statement and Prospectus, each share of California Insured II Common Stock, each share of California Insured II Series A, Series B and Series C AMPS, each share of California Insured Common Stock and each share of California Insured Series A and Series B AMPS is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of stockholders representing (i) a majority of the outstanding shares of California Insured Common Stock and California Insured Series A and Series B AMPS, voting together as a single class, (ii) a majority of the outstanding shares of California Insured Series A and Series B AMPS, voting separately as a class, (iii) a majority of the votes cast by the holders of shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS, voting together as a single class, provided that the total number of votes cast represents a majority of the shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS issued, outstanding and entitled to vote thereon, and (iv) a majority of the outstanding shares of California Insured II Series A, Series B and Series C AMPS, voting separately as a class.

        For purposes of each Meeting, a quorum consists of one-third of the outstanding shares of Common Stock and AMPS entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable stockholders of a Fund is not present, or if a quorum is present but sufficient votes to take action with respect to the Agreement and Plan are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the applicable Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund’s stockholders.

Appraisal Rights

        Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as California Insured, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the holders of California Insured Common Stock will be bound by the terms of the Reorganization, if approved at the Meetings. However, any holder of California Insured Common Stock may sell his or her shares of Common Stock at any time on the NYSE. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by California Insured may be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of California Insured, neither holders of California Insured II Common Stock nor holders of California Insured II AMPS are entitled to appraisal rights under Maryland law.

        Under Maryland law, a holder of AMPS of California Insured desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with California Insured a written objection to the Reorganization at or before the Meeting for California Insured, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on California Insured II for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Reorganization (California Insured II is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting for California Insured. A demand for payment of fair market value may not be withdrawn, except upon the consent of California Insured II. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition the Circuit Court for Baltimore City located in Maryland for an appraisal to determine the fair market value of his or her stock.

ADDITIONAL INFORMATION

        The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for California Insured II, and the expenses related to the solicitation of proxies to be voted at that Meeting, will be paid by California Insured II. The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for California Insured, and the expenses related to the solicitation of proxies to be voted at that Meeting, will be paid by California Insured. See “Agreement and Plan of Reorganization—Terms of the Agreement and Plan of Reorganization—Expenses.”

        The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

        In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by each Fund of approximately $2,500 per Fund, plus out-of-pocket expenses (approximately $6,350 per Fund).

        Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. With respect to shares of California Insured Common Stock and California Insured II Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Shares of AMPS of either Fund held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of the Reorganization and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on the Reorganization, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against the Reorganization, and (iii) with respect to each Fund, holders of that Fund’s Common Stock have voted to approve the Reorganization. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on the Reorganization in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on the Reorganization. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. With respect to California Insured Common Stock and AMPS, abstentions and broker non-votes will have the same effect as a vote against the Reorganization. With respect to California Insured II AMPS voting separately as a class, abstentions and broker non-votes will have the same effect as a vote against the Reorganization. Abstentions and broker non-votes will not be counted as votes cast. Therefore, with respect to the vote of the California Insured II Common Stock and AMPS voting together as a single class, abstentions and broker non-votes may affect the ability of California Insured II to satisfy the requirement that total votes cast with respect to the Reorganization represent a majority of the shares of Common Stock and AMPS issued, outstanding and entitled to vote.

        This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that California Insured II has filed with the SEC under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

        The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning California Insured II and California Insured can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

CUSTODIAN

        State Street acts as the custodian for the cash and securities of California Insured and California Insured II. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. It is anticipated that State Street will continue to act as custodian for the Combined Fund.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

        State Street serves as the transfer agent, dividend disbursing agent and registrar with respect to the California Insured Common Stock and California Insured II Common Stock, pursuant to separate registrar, transfer agency and service agreements with California Insured and California Insured II. The principal business address of State Street in such capacity is 225 Franklin Street, Boston, Massachusetts 02110. It is anticipated that State Street will continue to provide these services to the Combined Fund after the Reorganization.

        BONY serves as the transfer agent, dividend disbursing agent, registrar and auction agent to California Insured II and California Insured in connection with their respective AMPS, pursuant to separate registrar, transfer agency, dividend disbursing agency and service agreements with each Fund. The principal business address of the Auction Agent in such capacity is 5 Penn Plaza, 13 th floor, New York, New York 10001. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

LEGAL PROCEEDINGS

        There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

        Certain legal matters in connection with the Reorganization will be passed upon for each Fund by Sidley Austin Brown & Wood LLP , New York, New York.

EXPERTS

        Deloitte & Touche LLP , independent auditors, have audited the financial statements and financial highlights of California Insured II and of California Insured as of October 31, 2000 as set forth in their reports which appear in this Joint Proxy Statement and Prospectus. The audited financial statements and financial highlights of the Funds are included in reliance upon their reports, given on their authority as experts in accounting and auditing.

        Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1008.

STOCKHOLDER PROPOSALS

        The 2002 Annual Meetings of California Insured II and California Insured (if the Reorganization is not approved) are expected to be held in April 2002. If a stockholder of a Fund intends to present a proposal at the 2002 Annual Meeting of Stockholders of that Fund, and desires to have the proposal included in that Fund’s proxy statement and form of proxy for that meeting, as previously set forth in the 2001 proxy material for the Funds, the stockholder must deliver the proposal to the offices of California Insured II or California Insured, as applicable, by November 16, 2001.

By Order of the Boards of Directors
ALICE A. PELLEGRINO
Secretary
MuniYield California Insured Fund, Inc.
MuniYield California Insured Fund II, Inc.

Plainsboro, New Jersey
Dated: November 9, 2001

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INDEX TO FINANCIAL STATEMENTS

Page

Audited Financial Statements for MuniYield California Insured Fund II, Inc.
for the Year Ended October 31, 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	F-3

Unaudited Financial Statements for MuniYield California Insured Fund II, Inc.
for the Six Months Ended April 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	F-17

Audited Financial Statements for MuniYield California Insured Fund, Inc.
for the Year Ended October 31, 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	F-30

Unaudited Financial Statements for MuniYield California Insured Fund, Inc.
for the Six Months Ended April 30, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	F-43

Pro Forma Unaudited Financial Statements for the Combined Fund. . . . . . . . . . . . . . . . . . . . . . . . . .	F-57

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Audited Financial Statements for
MuniYield California Insured Fund II, Inc.
for the Fiscal Year Ended October 31, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders,
MuniYield California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2000

SCHEDULE OF INVESTMENTS					(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California — 96.9%	AAA	Aaa	$ 3,500	ABAG Finance Authority for Nonprofit Corporations, California, COP (Children’s Hospital Medical Center), 6% due 12/01/2029 (a)	$3,691

	AAA	Aaa	3,000	Alameda County, California, Water District Revenue Refunding Bonds, 4.75% due 6/01/2020 (i)	2,735

	AAA	Aaa	1,985	Arcadia, California, Unified School District, GO, Series B, 6.50% due 7/01/2015 (c)	2,184

	AAA	Aaa	3,675	Bakersfield, California, COP, Refunding (Convention Center Expansion Project), 5.80% due 4/01/2017 (i)	3,837

	AAA	Aaa	1,450	Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (i)	1,625

				California Community College Financing Authority, Lease Revenue Bonds, Series A (i):
	AAA	Aaa	3,215	5.95% due 12/01/2022	3,412
	AAA	Aaa	1,100	6% due 12/01/2029	1,166

	NR*	Aa2	6,100	California Educational Facilities Authority Revenue Bonds, Trust Receipt, AMT, Class R, Series 11, 6.918% due 4/01/2028 (a)(k)	6,028

				California Educational Facilities Authority, Revenue Refunding Bonds:
	NR*	Aa1	3,000	(Claremont McKenna College), 5% due 11/01/2029	2,804
	NR*	Aa2	2,750	RIB, Series 147, 6.89% due 10/01/2027 (k)	2,769

				California HFA, Home Mortgage Revenue Bonds, AMT:
	AAA	Aaa	1,395	Series E, 6.15% due 8/01/2025 (i)	1,405
	AA–	Aa2	1,965	Series F-1, 7% due 8/01/2026 (d)	2,007

	A1+	VMIG1†	3,000	California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series A, 4.45% due 2/01/2026 (l)	3,000

	A+	Aa2	3,750	California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.351% due 8/01/2023 (d)(k)	3,994

				California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), RIB (g)(k):
	AAA	NR*	8,750	Series 26, 6.87% due 6/01/2022	8,866
	NR*	Aaa	6,625	Series 152, 6.89% due 6/01/2022	6,713

Portfolio Abbreviations	To simplify the listings of MuniYield California Insured Fund II, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

	AMT	Alternative Minimum Tax (subject to)
	COP	Certificates of Participation
	GO	General Obligation Bonds
	HFA	Housing Finance Agency
	IDR	Industrial Development Revenue Bonds
	INFLOS	Inverse Floating Rate Municipal Bonds
	M/F	Multi-Family
	PCR	Pollution Control Revenue Bonds
	RIB	Residual Interest Bonds
	RITR	Residual Interest Trust Receipts
	S/F	Single-Family
	VRDN	Variable Rate Demand Notes

MuniYield California Insured Fund II, Inc., October 31, 2000
(in Thousands)
SCHEDULE OF INVESTMENTS (continued)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California				California Health Facilities Finance Authority, Revenue Refunding Bonds
(continued)				(Adventist Hospital), VRDN (i)(l):
	A1+	VMIG1†	$ 200	Series A, 4.40% due 9/01/2028	$ 200
	A1+	VMIG1†	450	Series B, 4.40% due 9/01/2028	450
	A1+	VMIG1†	365	Series C, 4.40% due 9/01/2015	365

				California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric), VRDN (l):
	A1+	NR*	1,000	AMT, Series C, 4.45% due 11/01/2026	1,000
	A1+	NR*	2,500	Series D, 4.40% due 11/01/2026	2,500
	A1+	NR*	4,700	Series E, 2.75% due 11/01/2026	4,700
	A1+	NR*	800	Series F, 4.40% due 11/01/2026	800

				California Pollution Control Financing Authority, PCR, Refunding (Southern California Edison Company), VRDN (l):
	A1	VMIG1†	8,700	Series A, 4.55% due 2/28/2008	8,700
	A1	P1	4,700	Series C, 4.55% due 2/28/2008	4,700
	A1	P1	2,000	Series D, 4.55% due 2/28/2008	2,000

				California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), AMT:
	AAA	NR*	4,305	Series A, 6.35% due 12/01/2029 (e)(f)	4,754
	AAA	NR*	4,905	Series A, 5.40% due 12/01/2030 (f)	4,752
	NR*	Aaa	1,000	Series A-1, 6.90% due 12/01/2024 (e)(h)	1,078
	AAA	NR*	3,565	Series B, 6.25% due 12/01/2031 (f)	3,743

				California State, GO:
	AAA	Aaa	18,000	6.25% due 10/01/2019 (i)	19,011
	AAA	Aaa	4,000	4.50% due 12/01/2021 (c)	3,473
	AAA	Aaa	17,500	4.50% due 12/01/2024 (c)	15,012

	AAA	Aaa	8,675	California State Public Works Board, Lease Revenue Refunding Bonds (Department of Corrections), Series B, 5.625% due 11/01/2016 (i)	9,023

	AAA	Aaa	2,375	California State University and Colleges, Housing System Revenue Refunding Bonds, 5.90% due 11/01/2021 (c)	2,494

				California Statewide Communities Development Authority, COP:
	NR*	VMIG1†	4,775	(Continuing Care/University Project), VRDN, 4.40% due 11/15/2028 (l)	4,775
	AAA	Aaa	11,100	(Kaiser Permanente), 5.30% due 12/01/2015 (g)	11,307

	NR*	Aaa	3,520	California Statewide Communities Development Authority, Revenue Refunding Bonds,
				RIB, Series 151, 6.89% due 8/01/2011 (a)(k)	4,003

	AAA	Aaa	1,200	Calleguas — Las Virgines, California, Public Financing Authority, Installment Purchase Revenue
				Refunding Bonds (Las Virgines Municipal Water District), 5% due 11/01/2023 (g)	1,139

	AAA	Aaa	4,600	Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres Redevelopment Project Area Number 1), 5.75% due 11/01/2030 (i)	4,745

				Chaffey, California, Unified High School District, GO, Series B (c):
	AAA	Aaa	2,230	5.50% due 8/01/2012	2,381

AAA	Aaa	1,330	5.50% due 8/01/2013	1,410

			Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds, Senior Lien, Series A (a):
AAA	Aaa	495	5.75% due 9/15/2015	543
AAA	Aaa	1,270	6% due 9/15/2018	1,404

AAA	Aaa	10,480	Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project), 5.375% due 11/01/2017 (i)	10,610

			El Monte, California, City School District, GO, Refunding, Series A (g):
AAA	Aaa	1,000	6.25% due 5/01/2020	1,097
AAA	Aaa	1,500	6.25% due 5/01/2025	1,634

			Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Southwest Industrial Park Project) (i):
AAA	Aaa	4,120	4.75% due 9/01/2026	3,670
AAA	Aaa	5,795	5.20% due 9/01/2030	5,590

AAA	Aaa	2,545	Imperial Irrigation District, California, Electric Revenue Refunding Bonds, 5% due 11/01/2018 (i)	2,469

			Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds:
AAA	Aaa	1,500	(Bunker Hill), Series H, 6.50% due 12/01/2015 (g)	1,617
AAA	Aaa	3,500	(Bunker Hill), Series H, 6.50% due 12/01/2016 (g)	3,773
AAA	Aaa	2,395	(Hollywood Redevelopment Project), Series C, 5.50% due 7/01/2016 (i)	2,535

			Los Angeles, California, Department of Airports, Airport Revenue Bonds, AMT (c):
AAA	Aaa	1,000	(Los Angeles International Airport), Series D, 5.50% due 5/15/2007	1,046
AAA	Aaa	1,000	(Los Angeles International Airport), Series D, 5.625% due 5/15/2012	1,035
AAA	Aaa	2,500	(Ontario International Airport), Series A, 6% due 5/15/2017	2,603

			Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds (i):
AAA	Aaa	3,400	5.50% due 2/15/2014	3,494
AAA	Aaa	3,000	6% due 2/15/2016	3,159
AAA	Aaa	2,000	5.875% due 2/15/2020	2,060
AAA	Aaa	2,500	6% due 2/15/2030	2,582

NR*	Aaa	7,000	Los Angeles, California, Harbor Department Revenue Bonds, Trust Receipts, AMT, Class R, Series 7, 8.34% due 11/01/2026 (i)(k)	7,808

AAA	Aaa	2,930	Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C, 4% due 6/01/2016 (i)	2,515

			Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds:
AAA	Aaa	4,425	Proposition A, First Tier, Senior Series C, 5% due 7/01/2026 (a)	4,169
AAA	Aaa	5,000	Proposition C, Second Series, Series A, 4.75% due 7/01/2026 (g)	4,456

AA	Aa2	500	Los Gatos — Saratoga, California, Joint Union High School District, GO, Series A, 4.375% due 10/01/2023	420

AAA	Aaa	1,500	M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project), Series D, 6.75% due 7/01/2020 (b)(i)	1,774

				MuniYield California Insured Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)					(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California (concluded)	AAA	Aaa	$ 2,200	Madera, California, Redevelopment Agency, Tax Allocation Bonds (Tax Allocation Redevelopment Project), 4.75% due 9/01/2028 (g)	$ 1,938

	AAA	NR*	1,500	Madera County, California, COP, Refunding (Valley Children’s Hospital Project),4.75% due 3/15/2018 (i)	1,384

	AAA	Aaa	2,000	Metropolitan Water District of Southern California, Waterworks Revenue Bonds,Series A, 5% due 7/01/2030	1,871

	A1+	NR*	7,500	Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds,VRDN, Series B-1, 4.40% due 7/01/2035 (l)	7,500

	AAA	Aaa	4,960	Modesto, California, Public Financing Authority, Lease Revenue Refunding Bonds(Capital Improvements and Refinancing Project), 4.75% due 9/01/2024 (a)	4,439

	AAA	NR*	2,000	Natomas, California, Unified School District, GO, Refunding, 5.25% due 9/01/2016 (c)	2,026

	AAA	Aaa	5,715	Newhall, California, School District, GO, Series A, 6.40% due 5/01/2025 (g)	6,317

	AAA	Aaa	965	Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds, INFLOS,7.459% due 9/01/2019 (i)(k)	1,014

				Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris), Series A (a):
	AAA	Aaa	1,000	5.50% due 4/01/2011	1,062
	AAA	Aaa	2,000	5.50% due 4/01/2014	2,092

	AAA	Aaa	2,360	Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (c)(j)	2,638

	A+	A1	2,000	Pasadena, California, COP, Refunding (Old Pasadena Parking Facility Project), 6.25% due 1/01/2018	2,242

	AAA	Aaa	7,500	Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due 10/01/2024 (a)	8,150

	AAAr	Aaa	5,000	Port Oakland, California, RITR, AMT, Class R, Series 5, 7.375% due 11/01/2012 (c)(k)	5,543

	AAA	Aaa	3,755	Poway, California, Unified School District, Special Tax Refunding Bonds (Community FacilitiesDistrict No. 1), 4.75% due 10/01/2023 (i)	3,368

	NR*	Aaa	2,250	Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding Bonds,RIB, Series 148, 7.29% due 6/01/2016 (i)(k)	2,517

	AAA	Aaa	5,000	Roseville, California, Special Tax Refunding Bonds (Community Facilities District 1-Northwest),4.75% due 9/01/2020 (g)	4,556

	AAA	Aaa	5,000	San Diego, California, IDR, Refunding (San Diego Gas & Electric Company), Series C,5.90% due 9/01/2018 (g)	5,161

	AAA	Aaa	1,500	San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds,Series B, 5% due 5/15/2029 (c)	1,405

	AAA	Aaa	5,200	San Diego County, California, COP (Salk Institute for Bio Studies), 5.75% due 7/01/2031 (i)	5,358

	AAA	Aaa	1,500	San Diego County, California, Water Authority, COP, Series A, 4.75% due 5/01/2028 (c)	1,328

				San Francisco, California, City and County Airport Commission, International AirportRevenue Bonds, Second Series:
	AAA	Aaa	3,500	AMT, Issue 5, 6.50% due 5/01/2019 (c)	3,739
	AAA	Aaa	3,000	AMT, Issue 6, 6.50% due 5/01/2018 (a)	3,205
	AAA	Aaa	2,000	AMT, Issue 6, 6.60% due 5/01/2020 (a)	2,134
	AAA	Aaa	2,265	AMT, Issue 22, 4.70% due 5/01/2014 (a)	2,155

	AAA	Aaa	2,500	AMT, Issue 22, 4.75% due 5/01/2023 (a)	2,201
	AAA	Aaa	3,000	Issue 12-B, 5.625% due 5/01/2021 (c)	3,048
	AAA	Aaa	4,660	Issue 21, 4.50% due 5/01/2023 (i)	4,014

	AAA	Aaa	6,000	San Francisco, California, City and County Airport Commission, International Airport Revenue Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026 (i)	5,117

				San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding Bonds (George R. Moscone Convention Center) (g):

	AAA	Aaa	2,800	6.75% due 7/01/2015	3,066
	AAA	Aaa	3,050	6.75% due 7/01/2024	3,333

	AAA	Aaa	3,170	San Francisco State University, California, Revenue Bonds (Student Union), Series B, 4.20% due 11/01/2023 (i)	2,606

	AAA	Aaa	4,560	San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area Redevelopment Project), 4.75% due 8/01/2029 (a)	4,027

				San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds (Capital Projects Program):

	AAA	Aaa	2,450	5.125% due 7/01/2018 (i)	2,449
	AAA	Aaa	4,250	Series A, 4.75% due 7/15/2023 (g)	3,814

	AAA	Aaa	1,600	San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds, Series A, 5.25% due 6/01/2019 (i)	1,609

	AAA	Aaa	3,430	Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (i)	3,866

	AAA	Aaa	2,595	Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore North Project), Series A, 5.25% due 6/01/2019 (a)	2,589

	AAA	Aaa	2,500	Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility Replacement Project), Series A, 7.75% due 11/15/2011 (a)	3,196

				Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds (i):
	AAA	NR*	580	6.50% due 9/01/2002 (j)	616
	AAA	Aaa	920	6.50% due 9/01/2022	968

Puerto Rico — 1.5%	NR*	Aaa	5,000	Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.39% due 8/01/2012 (g)(k)	5,819

	Total Investments (Cost — $ 375,042) — 98.4%				385,094
	Other Assets Less Liabilities — 1.6%				6,380
	Net Assets — 100.0%				$391,474

(a)	AMBAC Insured.
(b)	Escrowed to maturity.
(c)	FGIC Insured.
(d)	FHA Insured.
(e)	FHLMC Collateralized.
(f)	FNMA/GNMA Collateralized.
(g)	FSA Insured.
(h)	GNMA Collateralized.
(i)	MBIA Insured.
( j)	Prerefunded.
(k)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
( l)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
*	Not Rated.
†	Highest short-term rating by Moody’s Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc., October 31, 2000
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
	As of October 31, 2000

Assets:	Investments, at value (identified cost — $ 375,042,441)		$ 385,093,929
	Cash		45,220
	Receivables:
	Interest	$ 6,713,074
	Securities sold	115,000	6,828,074
	Prepaid expenses and other assets		40,972

	Total assets		392,008,195

Liabilities:	Payables:
	Dividends to shareholders	224,231
	Investment adviser	159,648	383,879
	Accrued expenses		150,269

	Total liabilities		534,148

Net Assets:	Net assets		$ 391,474,047

Capital:	Capital Stock (200,000,000 shares authorized): Preferred Stock, par value $.10 per share (5,200 shares of AMPS* issued and outstanding at $25,000 per share liquidation preference)		$ 130,000,000

	Common Stock, par value $.10 per share (18,359,120 shares issued and outstanding)	$ 1,835,912
	Paid-in capital in excess of par	263,746,850
	Undistributed investment income — net	1,944,568
	Accumulated realized capital losses on investments — net	(9,635,039)
	Accumulated distributions in excess of realized capital gains on investments — net	(6,469,732)
	Unrealized appreciation on investments — net	10,051,488
	Total — Equivalent to $14.24 net asset value per share of Common Stock (market price — $13.625)		261,474,047

	Total capital		$ 391,474,047

	* Auction Market Preffered Stock.
	See Notes to Financial Statements.

STATEMENT OF OPERATIONS

	For the Year Ended October 31, 2000

Investment Income:	Interest and amortization of premium and discount earned		$ 21,076,391

Expenses:	Investment advisory fees	$ 1,891,880
	Commission fees	331,526
	Professional fees	79,266
	Accounting services	78,583
	Transfer agent fees	60,152
	Directors’ fees and expenses	30,130
	Listing fees	28,303
	Printing and shareholder reports	26,752
	Custodian fees	20,604
	Pricing fees	15,401
	Other	33,221

	Total expenses		2,595,818

	Investment income — net		18,480,573

Realized & Unrealized Gain (Loss) on Investments — Net:	Realized loss on investments — net		(9,635,039)
	Change in unrealized appreciation/depreciation on investments — net		30,763,983

	Net Increase in Net Assets Resulting from Operations		$ 39,609,517

See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
		For the Year Ended October 31,

	Increase (Decrease) in Net Assets:	2000	1999

Operations:	Investment income — net	$ 18,480,573	$ 18,738,440
	Realized loss on investments — net	(9,635,039)	(1,192,946)
	Change in unrealized appreciation/depreciation on investments — net	30,763,983	(42,458,713)

	Net increase (decrease) in net assets resulting from operations	39,609,517	(24,913,219)

Dividends &	Investment income — net:
Distributions to	Common Stock	(14,801,729)	(15,883,092)
Shareholders:	Preferred Stock	(4,504,460)	(2,691,092)
	Realized gain on investments — net:
	Common Stock	—	(6,023,067)
	Preferred Stock	—	(1,039,332)
	In excess of realized gain on investments — net:
	Common Stock	—	(5,515,839)
	Preferred Stock	—	(951,806)

	Net decrease in net assets resulting from dividends and distributions to shareholders	(19,306,189)	(32,104,228)

Capital Stock Transactions:	Value of shares issued to Common Stock shareholders in reinvestment of dividends and distributions	198,010	4,321,286

Net Assets:	Total increase (decrease) in net assets	20,501,338	(52,696,161)
	Beginning of year	370,972,709	423,668,870

	End of year*	$ 391,474,047	$ 370,972,709

	* Undistributed investment income — net	$ 1,944,568	$ 2,770,184

	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
	The following per share data and ratios have been derived
	from information provided in the financial statements.	For the Year Ended October 31,

	Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share Operating Performance:	Net asset value, beginning of year	$ 13.14	$ 16.25	$ 15.70	$ 15.04	$ 14.92

	Investment income — net	1.02	1.03	1.08	1.10	1.10

	Realized and unrealized gain (loss) on investments — net	1.14	(2.37)	.63	.68	.13

	Total from investment operations	2.16	(1.34)	1.71	1.78	1.23

	Less dividends and distributions to Common Stock shareholders:
	Investment income — net	(.81)	(.87)	(.86)	(.88)	(.87)
	Realized gain on investments — net	—	(.33)	(.05)	—‡	—
	In excess of realized gain on investments — net	—	(.31)	—	—	—

	Total dividends and distributions to Common Stock shareholders	(.81)	(1.51)	(.91)	(.88)	(.87)

	Capital charge resulting from issuance of Common Stock	—	—	—	(.01)	—

	Effect of Preferred Stock activity:
	Dividends and distributions to Preferred Stock shareholders:
	Investment income — net	(.25)	(.15)	(.20)	(.23)	(.24)
	Realized gain on investments — net	—	(.06)	(.05)	—‡	—
	In excess of realized gain on investments — net	—	(.05)	—	—	—

	Total effect of Preferred Stock activity	(.25)	(.26)	(.25)	(.23)	(.24)

	Net asset value, end of year	$ 14.24	$ 13.14	$ 16.25	$ 15.70	$ 15.04

	Market price per share, end of year	$ 13.625	$ 12.6875	$ 16.0625	$ 15.0625	$ 14.125

Total Investment Return:*	Based on market price per share	14.23%	(12.83%)	13.04%	13.20%	14.52%

	Based on net asset value per share	15.28%	(10.76%)	9.72%	10.82%	7.26%

Ratios Based on Average Net Assets Of Common Stock:	Total expenses**	1.04%	1.02%	.96%	1.00%	1.02%

	Total investment income — net**	7.43%	6.86%	6.84%	7.35%	7.35%

	Amount of dividends to Preferred Stock shareholders	1.81%	.98%	1.27%	1.52%	1.62%

	Investment income — net, to Common Stock shareholders	5.62%	5.88%	5.57%	5.83%	5.73%

Ratios Based on	Total expenses	.68%	.69%	.66%	.68%	.69%
Total Average Net
Assets:**†	Total investment income — net	4.88%	4.65%	4.72%	4.97%	4.99%

Ratios Based on Average Net Assets Of Preferred Stock:	Dividends to Preferred Stock shareholders .	3.46%	2.08%	2.80%	3.20%	3.43%

Supplemental Data:	Net assets, net of Preferred Stock, end of year (in thousands)	$ 261,474	$ 240,973	$ 293,669	$ 283,661	$ 190,653

	Preferred Stock outstanding, end of year (in thousands)	$ 130,000	$ 130,000	$ 130,000	$ 130,000	$ 90,000

	Portfolio turnover	78.52%	86.51%	103.93%	85.35%	119.52%

Leverage:	Asset coverage per $1,000	$ 3,011	$ 2,854	$ 3,259	$ 3,182	$ 3,118

Dividends Per Share On Preferred Stock Outstanding:	Series A — Investment income — net	$ 879	$ 493	$ 734	$ 809	$ 870

	Series B — Investment income — net	$ 838	$ 555	$ 672	$ 821	$ 844

	Series C — Investment income — net	$ 884	$ 503	$ 697	$ 574	—

*	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Includes Common and Preferred Stock average net assets.
††	The Fund’s Preferred Stock was issued on November 30, 1992
(Series A and B) and January 27, 1997 (Series C).
‡	Amount is less than $.01 per share.
See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due to primarily differing tax treatments for future transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $272,567,958 and $299,719,070, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

	Realized	Unrealized
	Losses	Gains

Long-term investments	$ (9,256,921)	$ 10,051,488
Financial futures contracts	(378,118)	—

Total	$ (9,635,039)	$ 10,051,488

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $10,051,488, of which $12,532,297 related to appreciated securities and $2,480,809 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $375,042,441.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 increased by 14,174 and 277,909, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per

MuniYield California Insured Fund II, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.10%; Series B, 3.85%; and Series C, 3.30%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $112,715 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carry-forward of approximately $14,862,000, of which $4,997,000 expires in 2007 and $9,865,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 2000, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067300 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.

Unaudited Financial Statements for
MuniYield California Insured Fund II, Inc.
for the Six-Month Period
Ended April 30, 2001

MuniYield California Insured Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS	(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California — 96.1%	AAA	Aaa	$ 3,500	ABAG Finance Authority for Nonprofit Corporations, California, COP (Children’s Hospital
				Medical Center), 6% due 12/01/2029 (a)	$ 3,729

	AAA	Aaa	1,985	Arcadia, California, Unified School District, GO, Series B, 6.50% due 7/01/2015 (c)	2,184

	AAA	Aaa	3,675	Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
				5.80% due 4/01/2017 (i)	3,852

	AAA	Aaa	1,450	Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (i)	1,624

				California Community College Financing Authority, Lease Revenue Bonds, Series A (i):
	AAA	Aaa	3,215	5.95% due 12/01/2022	3,442
	AAA	Aaa	1,100	6% due 12/01/2029	1,177

	AAA	Aaa	6,100	California Educational Facilities Authority Revenue Bonds, Trust Receipts, AMT, Class R,
				Series 11, 6.674% due 4/01/2028 (a)(k)	6,286

	NR*	Aa1	2,750	California Educational Facilities Authority, Revenue Refunding Bonds, RIB, Series 147,
				6.58% due 10/01/2027 (k)	2,838

				California HFA, Home Mortgage Revenue Bonds, AMT:
	AAA	Aaa	1,395	Series E, 6.15% due 8/01/2025 (i)	1,444
	AA–	Aa2	1,140	Series F-1, 7% due 8/01/2026 (d)	1,166

	A1+	VMIG1†	600	California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series C, 4.55% due 2/01/2033 (l)	600

	AA–	Aa2	3,450	California HFA Revenue Bonds, RIB, AMT, Series B-2, 8.959% due 8/01/2023 (d)(k)	3,704

				California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), RIB (g)(k):
	AAA	NR*	8,750	Series 26, 6.56% due 6/01/2022	9,011
	NR*	Aaa	6,625	Series 152, 6.58% due 6/01/2022	6,823

	A1+	VMIG1†	800	California Health Facilities Finance Authority, Revenue Refunding Bonds (Adventist Hospital),
				VRDN, Series A, 4.40% due 9/01/2028 (i)(l)	800

				California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric),
				VRDN (l):
	A1+	NR*	13,500	AMT, Series B, 5% due 11/01/2026	13,500
	A1+	NR*	4,000	Series B, 6% due 12/01/2016	4,000
	A1+	NR*	2,800	Series C, 5.70% due 11/01/2026	2,800

				California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
				(Mortgage-Backed Securities Program), AMT:
	AAA	NR*	4,305	Series A, 6.35% due 12/01/2029 (e)(f)	4,473
	NR*	Aaa	1,000	Series A-1, 6.90% due 12/01/2024 (e)(h)	1,087
	AAA	NR*	3,250	Series B, 6.25% due 12/01/2031 (f)	3,447

				California State, GO:
	AAA	NR*	2,500	6.60% due 2/01/2010 (c)	2,868
	AAA	Aaa	18,000	6.25% due 10/01/2019 (i)	18,862
	AAA	Aaa	10,000	4.50% due 12/01/2024 (c)	8,634

				California State, GO, Refunding:
	AAA	Aaa	5,500	5.75% due 2/01/2011 (c)	6,056
	AAA	Aaa	1,000	5.50% due 3/01/2012 (c)	1,063

AAA	NR*	4,500	5.50% due 3/01/2012 (g)	4,784
AAA	Aaa	15,000	5.50% due 3/01/2013 (c)	15,827
AAA	Aaa	10,000	5.50% due 3/01/2015 (a)	10,392

			California State, GO, Refunding, Veterans, AMT, Series B:
AAA	Aaa	4,690	5.45% due 12/01/2017 (i)	4,632
AAA	Aaa	15,200	5.70% due 12/01/2032 (a)	15,122

			California State Public Works Board, Lease Revenue Refunding Bonds:
A	Aa3	1,000	(California Community Colleges), Series A, 5.25% due 12/01/2014	1,006
AAA	Aaa	4,765	(Department of Corrections), Series B, 5.25% due 1/01/2012 (a)	5,044
AAA	Aaa	8,675	(Department of Corrections), Series B, 5.625% due 11/01/2016 (i)	8,994

AAA	Aaa	2,375	California State University and Colleges, Housing System Revenue Refunding Bonds,
			5.90% due 11/01/2021 (c)	2,529

AAA	Aaa	2,500	California State University and Colleges, Student Union Revenue Bonds (Chico), Series B,
			4.375% due 11/01/2028 (i)	2,077

			California Statewide Communities Development Authority, COP:
NR*	VMIG1†	900	(Continuing Care/University Project), VRDN, 4.40% due 11/15/2028 (l)	900
AAA	Aaa	4,100	(Kaiser Permanente), 5.30% due 12/01/2015 (g)	4,186

			California Statewide Communities Development Authority, Revenue Refunding Bonds (a):
NR*	Aaa	3,520	RIB, Series 151, 6.58% due 8/01/2011 (k)	4,051
AAA	Aaa	1,345	(Sherman Oaks Project), Series A, 5.50% due 8/01/2013	1,431

AAA	Aaa	4,600	Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres Redevelopment Project
			Area Number 1), 5.75% due 11/01/2030 (i)	4,805

AAA	Aaa	1,330	Chaffey, California, Unified High School District, GO, Series B, 5.50% due 8/01/2013 (c)	1,412

			Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds,
			Senior Lien, Series A (a):
AAA	Aaa	495	5.75% due 9/15/2015	542
AAA	Aaa	1,270	6% due 9/15/2018	1,413

AAA	Aaa	10,480	Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project),
			5.375% due 11/01/2017 (i)	10,634

			Eastern Municipal Water District, California, Water and Sewer Revenue Refunding Bonds,
			COP, Series A (c):
AAA	Aaa	3,620	5.25% due 7/01/2016	3,721
AAA	Aaa	4,660	5.25% due 7/01/2017	4,753

Portfolio		To simplify the listings of MuniYield California Insured Fund
Abbreviations		II, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities
according to the list below and at right.

	AMT	Alternative Minimum Tax (subject to)
	COP	Certificates of Participation
	GO	General Obligation Bonds
	HFA	Housing Finance Agency
	INFLOS	Inverse Floating Rate Municipal Bonds
	M/F	Multi-Family
	PCR	Pollution Control Revenue Bonds
	RIB	Residual Interest Bonds
	RITR	Residual Interest Trust Receipts
	S/F	Single-Family
	VRDN	Variable Rate Demand Notes

MuniYield California Insured Fund II, Inc., April 30, 2001
SCHEDULE OF INVESTMENTS (continued)	(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California				El Monte, California, City School District, GO, Refunding, Series A (g):
(concluded)	AAA	Aaa	$ 1,000	6.25% due 5/01/2020	$ 1,098
	AAA	Aaa	1,500	6.25% due 5/01/2025	1,640

				Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds:
	AAA	Aaa	1,500	(Bunker Hill), Series H, 6.50% due 12/01/2015 (g)	1,628
	AAA	Aaa	3,500	(Bunker Hill), Series H, 6.50% due 12/01/2016 (g)	3,799
	AAA	Aaa	2,395	(Hollywood Redevelopment Project), Series C, 5.50% due 7/01/2016 (i)	2,545

				Los Angeles, California, Department of Airports, Airport Revenue Bonds, AMT (c):
	AAA	Aaa	1,000	(Los Angeles International Airport), Series D, 5.625% due 5/15/2012	1,040
	AAA	Aaa	2,500	(Ontario International Airport), Series A, 6% due 5/15/2017	2,608

				Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds (i):
	AAA	Aaa	3,400	5.50% due 2/15/2014	3,490
	AAA	Aaa	3,000	6% due 2/15/2016	3,225
	AAA	Aaa	2,000	5.875% due 2/15/2020	2,062
	AAA	Aaa	2,500	6% due 2/15/2030	2,592

	AAA	Aaa	8,000	Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, 6.10% due 10/15/2009 (c)(j)	9,129

	NR*	Aaa	7,000	Los Angeles, California, Harbor Department Revenue Bonds, Trust Receipts, AMT, Class R, Series 7,
				8.048% due 11/01/2026 (i)(k)	7,923

	AAA	Aaa	1,500	M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project), Series D,
				6.75% due 7/01/2020 (b)(i)	1,770

	AAA	Aaa	3,000	Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds, Series A, 5.375% due 7/01/2012 (i)	3,174

				Monrovia, California, Unified School District, GO, Series B (c):
	AAA	Aaa	1,900	5.63%** due 8/01/2026	456
	AAA	Aaa	4,525	5.65%** due 8/01/2029	912

	AAA	Aaa	5,715	Newhall, California, School District, GO, Series A, 6.40% due 5/01/2025 (g)	6,308

	AAA	Aaa	965	Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds, INFLOS, 8.27% due 9/01/2019 (i)(k)	1,049

				Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris), Series A (a):
	AAA	Aaa	1,000	5.50% due 4/01/2011	1,065
	AAA	Aaa	2,000	5.50% due 4/01/2014	2,091

	AAA	Aaa	7,260	Orange County, California, Recovery COP, Refunding, Series A, 6% due 7/01/2026 (i)	7,751

	AAA	Aaa	2,360	Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (c)(j)	2,662

	A+	A1	2,000	Pasadena, California, COP, Refunding (Old Pasadena Parking Facility Project), 6.25% due 1/01/2018	2,250

	AAA	Aaa	7,500	Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due 10/01/2024 (a)	8,291

	AAAr	Aaa	5,000	Port Oakland, California, RITR, AMT, Class R, Series 5, 7.084% due 11/01/2012 (c)(k)	5,683

	AAA	Aaa	3,750	Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due 11/01/2029 (c)	3,883

NR*	Aaa	2,250	Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding Bonds,
			RIB, Series 148, 6.98% due 6/01/2016 (i)(k)	2,556

AAA	Aaa	5,000	Roseville, California, Special Tax Refunding Bonds (Community Facilities District 1 — Northwest),
			4.75% due 9/01/2020 (g)	4,630

NR*	Aaa	2,870	San Bernardino County, California, S/F Home Mortgage Revenue Refunding Bonds, AMT, Series A-1,
			6.25% due 12/01/2031 (f)	3,034

AAA	Aaa	5,200	San Diego County, California, COP (Salk Institute for Bio Studies), 5.75% due 7/01/2031 (i)	5,413

AAA	Aaa	1,500	San Diego County, California, Water Authority, COP, Series A, 4.75% due 5/01/2028 (c)	1,347

			San Francisco, California, City and County Airport Commission, International Airport Revenue
			Bonds, Second Series:
AAA	Aaa	3,500	AMT, Issue 5, 6.50% due 5/01/2019 (c)	3,752
AAA	Aaa	3,000	AMT, Issue 6, 6.50% due 5/01/2018 (a)	3,216
AAA	Aaa	2,000	AMT, Issue 6, 6.60% due 5/01/2020 (a)	2,149
AAA	Aaa	3,000	Issue 12-B, 5.625% due 5/01/2021 (c)	3,063
AAA	Aaa	4,660	Issue 21, 4.50% due 5/01/2023 (i)	4,058

AAA	Aaa	4,250	San Francisco, California, City and County Airport Commission, International Airport Revenue
			Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026 (i)	3,646

			San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding Bonds
			(George R. Moscone Convention Center) (g):
AAA	Aaa	2,800	6.75% due 7/01/2015	3,087
AAA	Aaa	3,050	6.75% due 7/01/2024	3,366

AAA	Aaa	3,170	San Francisco State University, California, Revenue Bonds (Student Union), Series B,
			4.20% due 11/01/2023 (i)	2,619

AAA	Aaa	3,560	San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area Redevelopment
			Project), 4.75% due 8/01/2029 (a)	3,167

AAA	Aaa	2,450	San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds
			(Capital Projects Program), 5.125% due 7/01/2018 (i)	2,471

AAA	Aaa	1,600	San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds,
			Series A, 5.25% due 6/01/2019 (i)	1,632

AAA	Aaa	3,430	Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration and
			Holding Facility), Series A, 6.25% due 7/01/2024 (i)	3,886

AAA	Aaa	2,595	Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore North Project),
			Series A, 5.25% due 6/01/2019 (a)	2,603

AAA	Aaa	2,500	Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
			Replacement Project), Series A, 7.75% due 11/15/2011 (a)	3,171

AAA	Aaa	955	Santa Maria, California, Joint Unified High School District, GO, Series A, 5.375% due 8/01/2018 (g)	976

			Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds (i):
AAA	NR*	580	6.50% due 9/01/2002 (j)	616
AAA	Aaa	920	6.5% due 9/01/2022	964

MuniYield California Insured Fund II, Inc., April 30, 2001
SCHEDULE OF INVESTMENTS (concluded)	(in Thousands)
	S&P	Moody’s	Face
	Ratings	Ratings	Amount	Issue	Value

Puerto Rico — 1.8%	AAA	Aaa	$ 1,200	Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue Refunding
				Bonds, Series W, 5.50% due 7/01/2015 (i)	$ 1,282

	NR*	Aaa	5,000	Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.08% due 8/01/2012 (g)(k)	5,908

	Total Investments (Cost — $ 377,165) — 97.9%				386,461
	Other Assets Less Liabilities — 2.1%				8,100

	Net Assets —100.0%				$ 394,561

(a) AMBAC Insured.
(b) Escrowed to maturity.
(c) FGIC Insured.
(d) FHA Insured.
(e) FHLMC Collateralized.
(f) FNMA/GNMA Collateralized.
(g) FSA Insured.

(h) GNMA Collateralized.
(i) MBIA Insured.
( j) Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
( l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
* Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
† Highest short-term rating by Moody’s Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile	The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

		Percent of
	S&P Rating/Moody’s Rating	Net Assets

	AAA/Aaa	89.4%
	AA/Aa	2.2
	A/A	0.6
	Other†	5.7

	† Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of April 30, 2001

Assets:	Investments, at value (identified cost — $ 377,164,673)		$ 386,460,619
	Cash		118,723
	Receivables:
	Interest	$ 6,996,745
	Securities sold	4,281,577	11,278,322

	Prepaid expenses and other assets		40,971

	Total assets		397,898,635

Liabilities:	Payables:
	Securities purchased	2,907,550
	Dividends to shareholders	203,483
	Investment adviser	158,754	3,269,787

	Accrued expenses		67,828

	Total liabilities		3,337,615

Net Assets:	Net assets		$ 394,561,020

Capital:	Capital Stock (200,000,000 shares authorized):
	Preferred Stock, par value $.10 per share (5,200 shares of AMPS* issued and outstanding at $25,000
	per share liquidation preference)		$ 130,000,000
	Common Stock, par value $.10 per share (18,359,120 shares issued and outstanding)	$ 1,835,912
	Paid-in capital in excess of par	263,746,850
	Undistributed investment income — net	1,450,751
	Accumulated realized capital losses on investments — net	(5,298,707)
	Accumulated distributions in excess of realized capital gains on investments — net	(6,469,732)
	Unrealized appreciation on investments — net	9,295,946

	Total — Equivalent to $14.41 net asset value per Common Stock (market price — $13.68)		264,561,020

	Total capital		$ 394,561,020

	* Auction Market Preferred Stock.
	See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc., April 30, 2001

STATEMENT OF OPERATIONS
	For the Six Months Ended April 30, 2001

Investment Income:	Interest and amortization of premium and discount earned		$ 10,602,318

Expenses:	Investment advisory fees	$ 996,021
	Commission fees .	166,236
	Accounting services	86,469
	Professional fees	40,765
	Transfer agent fees	30,207
	Printing and shareholder reports	21,519
	Listing fees	17,575
	Directors’ fees and expenses	12,833
	Custodian fees	11,094
	Pricing fees	6,461
	Other	12,681

	Total expenses		1,401,861

	Investment income — net		9,200,457

Realized &	Realized gain on investments — net		4,402,123
Unrealized	Change in unrealized appreciation on investments — net		(755,542)
Gain (Loss) on
Investments — Net:	Net Increase in Net Assets Resulting from Operations		$ 12,847,038

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

		For the Six	For the
		Months Ended	Year Ended
	Increase (Decrease) in Net Assets:	April 30, 2001	Oct. 31, 2000

Operations:	Investment income — net	$9,200,457	$18,480,573
	Realized gain (loss) on investments — net	4,402,123	(9,635,039)
	Change in unrealized appreciation/depreciation on investments — net	(755,542)	30,763,983

	Net increase in net assets resulting from operations	12,847,038	39,609,517

Dividends &	Investment income — net:
Distributions to	Common Stock	(7,413,412)	(14,801,729)
Shareholders:	Preferred Stock	(2,280,862)	(4,504,460)
	Realized gain on investments — net:
	Common Stock	(49,753)	—
	Preferred Stock	(16,038)	—

	Net decrease in net assets resulting from dividends and distributions to shareholders	(9,760,065)	(19,306,189)

Capital Stock Transactions:	Value of shares issued to Common Stock shareholders in reinvestment of dividends and distributions	—	198,010

Net Assets:	Total increase in net assets	3,086,973	20,501,338
	Beginning of period	391,474,047	370,972,709

	End of period*	$394,561,020	$391,474,047

	* Undistributed investment income — net	$1,450,751	$1,944,568

	See Notes to Financial Statements.
MuniYield California Insured Fund II, Inc., April 30, 2001

FINANCIAL HIGHLIGHTS
	The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended April 30, 2001
				For the Year Ended October 31,

	Increase (Decrease) in Net Asset Value:			2000	1999	1998	1997

Per Share Operating Performance:	Net asset value, beginning of period	$ 14.24		$ 13.14	$ 16.25	$ 15.70	$ 15.04

	Investment income — net	.49		1.02	1.03	1.08	1.10
	Realized and unrealized gain (loss) on investments — net	.20		1.14	(2.37)	.63	.68

	Total from investment operations	.69		2.16	(1.34)	1.71	1.78

	Less dividends and distributions to Common Stock shareholders:
	Investment income — net	(.40)		(.81)	(.87)	(.86)	(.88)
	Realized gain on investments — net	—	‡‡	—	(.33)	(.05)	— ‡‡
	In excess of realized gain on investments — net	—		—	(.31)	—	—

	Total dividends and distributions to Common Stock shareholders	(.40)		(.81)	(1.51)	(.91)	(.88)

	Capital charge resulting from issuance of Common Stock	—		—	—	—	(.01)

	Effect of Preferred Stock activity:
	Dividends and distributions to Preferred Stock shareholders:
	Investment income — net	(.12)		(.25)	(.15)	(.20)	(.23)
	Realized gain on investments — net	—	‡‡	—	(.06)	(.05)	— ‡‡
	In excess of realized gain on investments — net	—		—	(.05)	—	—

	Total effect of Preferred Stock activity	(.12)		(.25)	(.26)	(.25)	(.23)

	Net asset value, end of period	$ 14.41		$ 14.24	$ 13.14	$ 16.25	$ 15.70

	Market price per share, end of period	$ 13.68		$ 13.625	$ 12.6875	$ 16.0625	$ 15.0625

Total Investment Return:**	Based on market price per share	3.30%	‡	14.23%	(12.83% )	13.04%	13.20%

	Based on net asset value per share	4.11%	‡	15.28%	(10.76% )	9.72%	10.82%

Ratios Based on Average Net Assets Of Common Stock:	Total expenses***	1.04%	*	1.04%	1.02%	.96%	1.00%

	Total investment income — net***	6.83%	*	7.43%	6.86%	6.84%	7.35%

	Amount of dividends to Preferred Stock shareholders	1.69%	*	1.81%	.98%	1.27%	1.52%

	Investment income — net, to Common Stock shareholders	5.14%	*	5.62%	5.88%	5.57%	5.83%

Ratios Based on Total Average Net Assets:***†	Total expenses	.70%	*	.68%	.69%	.66%	.68%

	Total investment income — net	4.62%	*	4.88%	4.65%	4.72%	4.97%

Ratios Based on Average Net Assets Of Preferred Stock:	Dividends to Preferred Stock shareholders	3.54%	*	3.46%	2.08%	2.80%	3.20%

Supplemental Data:	Net assets, net of Preferred Stock, end of period (in thousands)	$ 264,561		$ 261,474	$ 240,973	$ 293,669	$ 283,661

	Preferred Stock outstanding, end of period (in thousands)	$ 130,000		$ 130,000	$ 130,000	$ 130,000	$ 130,000

	Portfolio turnover	39.05%	78.52%	86.51%	103.93%	85.35%

Leverage:	Asset coverage per $1,000	$ 3,035	$ 3,011	$ 2,854	$ 3,259	$ 3,182

Dividends Per Share	Series A — Investment income — net	$ 484	$ 879	$ 493	$ 734	$ 809
On Preferred Stock Outstanding:††
	Series B — Investment income — net	$ 422	$ 838	$ 555	$ 672	$ 821

	Series C — Investment income — net	$ 406	$ 884	$ 503	$ 697	$ 574

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Includes Common and Preferred Stock average net assets.
††	The Fund’s Preferred Stock was issued on November 30, 1992
‡	(Series A and B) and January 27, 1997 (Series C).
‡	Aggregate total investment return.
‡‡	Amount is less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing

MuniYield California Insured Fund II, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities,

equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $44,006 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $161,563,305 and $142,551,496, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

	Realized	Unrealized
	Gains	Gains

Long-term investments	$ 4,380,964	$ 9,295,946
Financial futures contracts	21,159	—

Total	$ 4,402,123	$ 9,295,946

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $9,295,946, of which $12,311,859 related to appreciated securities and $3,015,913 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $377,164,673.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2001 remained constant and for the year ended October 31, 2000 increased by 14,174, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.10%; Series B, 3.55%; and Series C, 3.40%.

Shares issued and outstanding during the six months ended April 30, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $59,992 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $14,862,000, of which $4,997,000 expires in 2007 and $9,865,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067300 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.

Audited Financial Statements for
MuniYield California Insured Fund, Inc.
for the Fiscal Year Ended October 31, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders, MuniYield California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2000

MuniYield California Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS	(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California — 94.2%	AAA	Aaa	$ 3,500	ABAG Finance Authority for Nonprofit Corporations, California, COP (Children’s Hospital Medical Center), 6% due 12/01/2029 (a)	$3,691

	AAA	Aaa	4,110	ABC, California, Unified School District, GO, Series A, 4.75% due 8/01/2022 (b)	3,702

	AAA	Aaa	2,000	Bay Area Government Association, California, Revenue Refunding Bonds (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)	2,075

	AAA	Aaa	2,000	Beverly Hills, California, Public Financing Authority, Lease Revenue Refunding Bonds, NFLOS, 5.65% due 6/01/2015 (h)(j)	2,080

	AAA	Aaa	2,000	Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022 (h)	2,189

	AAA	Aaa	4,125	Burbank, California, Public Service Department, Electric Revenue Refunding Bonds, 4.75% due 6/01/2023 (f)	3,703

	NR*	Aaa	5,985	California Educational Facilities Authority Revenue Bonds, Trust Receipt, AMT, Class R, Series 11, 6.918% due 4/01/2028 (a)(j)	5,914

	NR*	Aa2	2,750	California Educational Facilities Authority, Revenue Refunding Bonds, RIB,
				Series 147, 6.89% due 10/01/2027 (j)	2,769

	AA–	Aa2	1,310	California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026 (c)	1,338

				California HFA, Revenue Bonds, RIB, AMT (j):
	NR*	Aaa	3,585	Series 150, 7.29% due 2/01/2029 (h)	3,609
	A+	Aa2	1,950	Series B-2, 8.351% due 8/01/2023 (c)	2,077

	AAA	Aaa	26,750	California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)	26,927

				California Health Facilities Finance Authority, Revenue Refunding Bonds (Adventist
				Hospital), VRDN (h)(k):
	A1+	VMIG1†	4,700	Series A, 4.40% due 9/01/2028	4,700
	A1+	VMIG1†	6,500	Series B, 4.40% due 9/01/2028	6,500
	A1+	VMIG1†	170	Series C, 4.40% due 9/01/2015	170

	AAA	Aaa	2,000	California Infrastructure and Economic Development Bank Revenue Bonds,
				5.25% due 6/01/2030 (h)	1,933

				California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric),
				VRDN (k):
	A1+	NR*	700	AMT, Series B, 4.45% due 11/01/2026	700
	A1+	NR*	2,600	Series A, 4.40% due 12/01/2018	2,600
	A1+	NR*	2,000	Series C, 4.45% due 11/01/2026	2,000
	A1+	NR*	700	Series D, 4.40% due 11/01/2026	700
	A1+	NR*	1,900	Series F, 4.40% due 11/01/2026	1,900

				California Pollution Control Financing Authority, PCR, Refunding (Southern California
				Edison Company), VRDN (k):
	A1	VMIG1†	9,600	Series A, 4.55% due 2/28/2008	9,600
	A1	P1	1,000	Series C, 4.55% due 2/28/2008	1,000
	A1	P1	400	Series D, 4.55% due 2/28/2008	400

				California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
				(Mortgage-Backed Securities Program), AMT (d):

AAA	NR*	1,900	Series A, 6.35% due 12/01/2029 (e)	2,098
NR*	Aaa	1,060	Series A-1, 6.90% due 12/01/2024 (g)	1,142

AA	Aa2	1,000	California State Department of Water Resources, Water System Revenue Bonds (Central
			Valley Project), Series O, 4.75% due 12/01/2017	937

			California State, GO:
AAA	Aaa	3,000	6.25% due 10/01/2019 (h)	3,169
AAA	Aaa	1,000	4.50% due 12/01/2021 (b)	868
AA	Aa2	2,500	Refunding, 5% due 2/01/2020	2,395

AAA	Aaa	8,000	California State Public Works Board, Lease Revenue Refunding Bonds (Department of
			Corrections), Series B, 5.625% due 11/01/2016 (h)	8,321

			California Statewide Communities Development Authority, COP:
NR*	VMIG1†	1,185	(Continuing Care/University Project), VRDN, 4.40% due 11/15/2028 (k)	1,185
AAA	Aaa	2,000	(John Muir/Mount Diablo Health System), 5.50% due 8/15/2012 (h)	2,143
AAA	Aaa	3,400	(Kaiser Permanente), 5.30% due 12/01/2015 (f)	3,463

NR*	Aa2	1,200	California Statewide Communities Development Authority, Solid Waste Facilities Revenue Bonds
			(Chevron U.S.A. Inc. Project), VRDN, AMT, 4.45% due 12/15/2024 (k)	1,200

AAA	Aaa	3,000	Cerritos, California, Public Financing Authority Revenue Bonds (Los Coyotes
			Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)	3,484

			Chaffey, California, Union High School District, GO, Series B (b):
AAA	Aaa	1,385	5.50% due 8/01/2014	1,458
AAA	Aaa	1,545	5.50% due 8/01/2015	1,616

AAA	Aaa	865	Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding
			Bonds, Senior Lien, Series A, 5.75% due 9/15/2014 (a)	952

AAA	Aaa	2,540	Coalinga, California, Redevelopment Agency Tax Allocation Bonds, 5.90% due 9/15/2025 (h)	2,670

AAA	Aaa	1,700	Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project),
			5.375% due 11/01/2017 (h)	1,721

AAA	Aaa	5,450	Corona, California, Public Financing Authority, Water Revenue Refunding Bonds,
			4.75% due 9/01/2023 (b)	4,889

AAA	Aaa	2,535	Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue
			Refunding Bonds, 5.50% due 11/01/2014 (a)	2,717

AAA	Aaa	2,000	East Bay-Delta, California, Housing and Finance Authority, Lease Purchase Revenue Bonds,
			Series A, 4.75% due 6/01/2005 (h)	2,026

AAA	Aaa	3,500	Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series A, 6% due
			5/15/2012 (b)	3,859

Portfolio Abbreviations	To simplify the listings of MuniYield California Insured Fund, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDR	Industrial Development Revenue Bonds
INFLOS	Inverse Floating Rate Municipal Bonds
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
RITR	Residual Interest Trust Receipts
S/F	Single-Family
VRDN	Variable Rate Demand Notes

MuniYield California Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)	(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California (concluded)				Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds (h):
	AAA	Aaa	$ 7,140	6.125% due 2/15/2018	$ 7,552
	AAA	Aaa	2,000	5.875% due 2/15/2020	2,060
	AAA	Aaa	2,500	6% due 2/15/2030	2,582

	AAA	Aaa	8,500	Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding Bonds,
				4.25% due 10/15/2030 (b)	6,822

	NR*	Aaa	7,365	Los Angeles, California, Harbor Department Revenue Bonds, RIB, AMT, Series 349,
				8.29% due 11/01/2026 (h)(j)	8,215

	AAA	Aaa	2,000	Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C, 4% due 6/01/2016 (h)	1,717

				Los Angeles County, California, COP, Refunding (a):
	AAA	Aaa	360	6% due 4/01/2002 (i)	377
	AAA	Aaa	790	(Edmund D. Edelman), 6% due 4/01/2012	821

				Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue
				Refunding Bonds, Second Senior, Series A, Proposition C:
	AAA	Aaa	2,000	5% due 7/01/2023 (a)	1,898
	AAA	Aaa	2,715	4.75% due 7/01/2026 (f)	2,419

				Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds:
	AA	Aa2	5,000	Series A, 4.75% due 7/01/2022	4,487
	A1+	VMIG1†	2,300	VRDN, Series B-1, 4.40% due 7/01/2035 (k)	2,300

	AAA	Aaa	5,000	Monterey County, California, COP, Refunding (Natividad Medical Center Improvement), Series E,
				4.75% due 8/01/2025 (h)	4,422

	AAA	Aaa	2,175	Mount Pleasant, California, Elementary School District, GO, Series B, 6.35% due 12/01/2024 (f)	2,358

	AAA	Aaa	2,135	Newhall, California, School District, GO, Series A, 6.25% due 5/01/2020 (f)	2,341

	AAA	Aaa	1,835	Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds, INFLOS,
				7.459% due 9/01/2019 (h)(j)	1,929

	AAA	Aaa	4,295	Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris), Series A,
				5.50% due 4/01/2014 (a)	4,492

	AAA	Aaa	1,245	Orange County, California, Airport Revenue Refunding Bonds, AMT, 5.625% due 7/01/2012 (h)	1,304

	NR*	Aaa	1,000	Orange County, California, Public Financing Authority, Waste Management System Revenue
				Refunding Bonds, AMT, 5.75% due 12/01/2010 (a)	1,077

	AAA	Aaa	2,000	Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (b)(i)	2,235

				Palmdale, California, COP (Courthouse and City Hall Project) (a):
	AAA	NR*	2,095	5% due 9/01/2019	2,023
	AAA	NR*	5,070	4.75% due 9/01/2029	4,470

	AAA	Aaa	9,000	Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (h)	9,459

	AAAr	Aaa	5,000	Port Oakland, California, RITR, AMT, Class R, Series 5, 7.375% due 11/01/2012 (b)(j)	5,544

	AAA	Aaa	10,490	Roseville, California, Special Tax Refunding Bonds (Community Facilities District 1 — Northwest),
				4.75% due 9/01/2020 (f)	9,558

AAA	Aaa	1,000	Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds, Series G, 6.50% due 9/01/2013 (h)	1,177

AAA	Aaa	2,000	San Diego, California, IDR, Refunding (San Diego Gas & Electric Company), Series C, 5.90% due 9/01/2018 (f)	2,065

AAA	Aaa	3,570	San Diego County, California, COP (Salk Institute for Bio Studies), 5.75% due 7/01/2022 (h)	3,683

			San Francisco, California, City and County Airport Commission, International Airport Revenue Bonds, Second Series:
AAA	Aaa	8,500	AMT, Issue 11, 6.25% due 5/01/2026 (b)	8,885
AAA	Aaa	1,960	AMT, Issue 18A, 5.25% due 5/01/2012 (h)	2,000
AAA	Aaa	2,500	AMT, Issue 22, 4.75% due 5/01/2023 (a)	2,201
AAA	Aaa	3,000	Issue 21, 4.50% due 5/01/2026 (h)	2,558

AAA	Aaa	3,000	San Francisco, California, City and County Airport Commission, International Airport Revenue Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026 (h)	2,558

			San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding Bonds (George R. Moscone Convention Center) (f):
AAA	Aaa	1,200	6.80% due 7/01/2019	1,314
AAA	Aaa	2,060	6.75% due 7/01/2024	2,251

AAA	Aaa	2,475	San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (h)	2,396

NR*	Aaa	3,650	San Jose, California, Redevelopment Agency, Tax Allocation Bonds, RIB, AMT, Series 149, 7.49% due 8/01/2027 (h)(j)	3,849

AAA	Aaa	4,000	San Mateo County, California, Transit District, Sales Tax Revenue Refunding Bonds, Series A, 8% due 6/01/2020 (h)	5,330

AAA	Aaa	3,540	Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility Replacement Project), Series A, 7.75% due 11/15/2011 (a)	4,525

AAA	Aaa	1,850	Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Refunding Bonds, Series A, 6.40% due 9/01/2022 (h)	1,927

AAA	Aaa	2,185	Santa Rosa, California, High School District, GO, 6.375% due 5/01/2016 (h)	2,326

AAA	NR*	1,185	Stockton, California, Public Financing Revenue Refunding Bonds, Series A, 5.875% due 9/02/2016 (f)	1,261

AAA	Aaa	1,500	Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due 11/01/2016 (f)	1,596

			Tustin, California, Unified School District, Special Tax Refunding Bonds (Community Facilities District No. 88-1) (f):
AAA	Aaa	2,250	4.375% due 9/01/2019	1,953
AAA	Aaa	11,235	4.50% due 9/01/2024	9,659

AAA	Aaa	4,000	Walnut Valley, California, Unified School District, GO, Refunding, Series A, 7.20% due 2/01/2016 (h)	4,790

AAA	Aaa	3,000	West Sacramento, California, Redevelopment Agency, Tax Allocation Refunding Bonds (West Sacramento Redevelopment Project), 4.75% due 9/01/2027 (h)	2,664

MuniYield California Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)	(in Thousands)

	S&P	Moody’s	Face
	Ratings	Ratings	Amount	Issue	Value

Puerto Rico — 4.2%	AAAr	Aaa	$ 4,750	Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 7.31% due 7/01/2016 (h)(j)
					$ 5,150

	A–	Baa1	2,750	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series U, 6% due 7/01/2014
					2,887

	NR*	Aaa	5,000	Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.39% due 8/01/2012 (f)(j)
					5,820

	Total Investments (Cost — $ 312,750) — 98.4%				321,877
	Other Assets Less Liabilities — 1.6%				5,124

	Net Assets — 100.0%				$ 327,001

(a)	AMBAC Insured.	(i)	Prerefunded.
(b)	FGIC Insured.	( j)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(c)	FHA Insured.
(d)	FHLMC Collateralized.	(k)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(e)	FNMA/GNMA Collateralized.	*	Not Rated.
(f)	FSA Insured.	†	Highest short-term rating by Moody’s Investors Service, Inc.
(g)	GNMA Collateralized.
(h)	MBIA Insured.	Ratings of issues shown have not been audited by Deloitte & Touche LLP .

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of October 31, 2000

Assets:	Investments, at value (identified cost — $ 312,749,606)		$ 321,877,479
	Cash		77,568
	Receivables:
	Interest	$ 5,420,288
	Securities sold	30,000	5,450,288

	Prepaid expenses and other assets		37,895

	Total assets		327,443,230

Liabilities:	Payables:
	Dividends to shareholders	172,151
	Investment adviser	133,346	305,497

	Accrued expenses and other liabilities		137,202

	Total liabilities		442,699

Net Assets:	Net assets		$ 327,000,531

Capital:	Capital Stock (200,000,000 shares authorized):
	Preferred Stock, par value $.05 per share (4,000 shares of AMPS* issued and outstanding at $25,000
	per share liquidation preference)		$ 100,000,000
	Common Stock, par value $.10 per share (16,562,523 shares issued and outstanding)	$1,656,252
	Paid-in capital in excess of par	231,188,309
	Undistributed investment income — net	1,321,914
	Accumulated realized capital losses on investments — net	(9,961,811)
	Accumulated distributions in excess of realized capital gains on investments — net	(6,332,006)
	Unrealized appreciation on investments — net	9,127,873

	Total — Equivalent to $13.71 net asset value per share of Common Stock (market price — $ 12.625)		227,000,531

	Total capital		$ 327,000,531

	* Auction Market Preferred Stock.
	See Notes to Financial Statements.

STATEMENT OF OPERATIONS

	For the Year Ended October 31, 2000

Investment Income:	Interest and amortization of premium and discount earned		$ 17,836,254

Expenses:	Investment advisory fees	$ 1,581,391
	Commission fees	256,880
	Professional fees	97,799
	Accounting services	87,129
	Transfer agent fees	72,551
	Listing fees	28,303
	Directors’ fees and expenses	27,173
	Printing and shareholder reports	22,781
	Custodian fees	18,147
	Pricing fees	10,281
	Other	25,738

	Total expenses		2,228,173

	Investment income — net		15,608,081

Realized & Unrealized	Realized loss on investments — net		(9,961,811)
Gain (Loss) on Investments — Net:	Change in unrealized appreciation/depreciation on investments — net		26,904,052

	Net Increase in Net Assets Resulting from Operations		$ 32,550,322

	See Notes to Financial Statements.

MuniYield California Insured Fund, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

		For the Year Ended
		October 31,

	Increase (Decrease) in Net Assets:	2000	1999

Operations:	Investment income — net	$ 15,608,08	$ 16,153,594
	Realized loss on investments — net	(9,961,811)	(1,867,682)
	Change in unrealized appreciation/depreciation on investments — net	26,904,052	(36,831,141)

	Net increase (decrease) in net assets resulting from operations	32,550,322	(22,545,229)

Dividends & Distributions to Shareholders:	Investment income — net:
	Common Stock	(12,951,122)	(13,865,703)
	Preferred Stock	(3,506,500)	(1,931,760)
	Realized gain on investments — net:
	Common Stock	—	(4,367,697)
	Preferred Stock	—	(768,544)
	In excess of realized gain on investments — net:
	Common Stock	—	(5,382,533)
	Preferred Stock	—	(947,115)

	Net decrease in net assets resulting from dividends and distributions to shareholders	(16,457,622)	(27,263,352)

Capital Stock Transactions:	Value of shares issued to Common Stock shareholders in reinvestment of dividends and distributions	175,505	3,385,881

Net Assets:	Total increase (decrease) in net assets	16,268,205	(46,422,700)
	Beginning of year	310,732,326	357,155,026

	End of year*	$ 327,000,531	$ 310,732,326

	* Undistributed investment income — net	$ 1,321,914	$ 2,171,455

	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
	The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended October 31,

	Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996

Per Share	Net asset value, beginning of year	$ 12.73	$ 15.75	$ 15.21	$ 14.59	$ 14.43
Operating
Performance:	Investment income — net	.94	.98	1.02	1.05	1.04
	Realized and unrealized gain (loss) on investments — net	1.03	(2.34)	.56	.63	.17

	Total from investment operations	1.97	(1.36)	1.58	1.68	1.21

	Less dividends and distributions to Common Stock shareholders:
	Investment income — net	(.78)	(.84)	(.82)	(.86)	(.84)
	Realized gain on investments — net	—	(.27)	—	—	—
	In excess of realized gain on investments — net	—	(.33)	—	—	—

	Total dividends and distributions to Common Stock shareholders	(.78)	(1.44)	(.82)	(.86)	(.84)

	Effect of Preferred Stock activity:
	Dividends and distributions to Preferred Stock shareholders:
	Investment income — net	(.21)	(.12)	(.19)	(.20)	(.21)
	Realized gain on investments — net	—	(.04)	(.03)	—	—
	In excess of realized gain on investments — net	—	(.06)	—	—	—

	Total effect of Preferred Stock activity	(.21)	(.22)	(.22)	(.20)	(.21)

	Net asset value, end of year	$ 13.71	$ 12.73	$ 15.75	$ 15.21	$ 14.59

	Market price per share, end of year	$ 12.625	$ 12.625	$ 15.50	$ 15.125	$ 13.75

Total Investment	Based on market price per share	6.42%	(10.35%)	8.13%	16.74%	15.84%
Return:*
	Based on net asset value per share	14.61%	(11.04%)	9.26%	10.64%	7.54%

Ratios Based on	Total expenses**	1.03%	.97%	.92%	.93%	.95%
Average Net Assets
Of Common Stock:	Total investment income — net**	7.21%	6.73%	6.61%	7.02%	7.15%

	Amount of dividends to Preferred Stock shareholders	1.62%	.80%	1.21%	1.36%	1.43%

	Investment income — net, to Common Stock shareholders	5.59%	5.93%	5.40%	5.66%	5.72%

Ratios Based on	Total expenses	.70%	.69%	.66%	.66%	.67%
Total Average Net
Assets:**†	Total investment income — net	4.93%	4.76%	4.72%	5.01%	5.06%

Ratios Based on	Dividends to Preferred Stock shareholders	3.50%	1.94%	3.03%	3.33%	3.42%
Average Net Assets
Of Preferred Stock:

Supplemental	Net assets, net of Preferred Stock, end of year (in thousands)	$ 227,001	$ 210,732	$ 257,155	$ 248,376	$ 238,203
Data:
	Preferred Stock outstanding, end of year (in thousands)	$ 100,000	$ 100,000	$ 100,000	$ 100,000	$ 100,000

	Portfolio turnover	92.62%	84.58%	106.63%	71.36%	79.39%

Leverage:	Asset coverage per $1,000	$ 3,270	$ 3,107	$ 3,572	$ 3,484	$ 3,382

Dividends Per Share	Series A — Investment income — net	$ 921	$ 469	$ 796	$ 858	$ 882
On Preferred Stock
Outstanding:	Series B — Investment income — net	$ 832	$ 497	$ 721	$ 807	$ 826

	* Total investment returns based on market value, which can be
	significantly greater or lesser than the net asset value, may result
	in substantially different returns. Total investment returns exclude
	the effects of sales charges.
	** Do not reflect the effect of dividends to Preferred Stock shareholders.
	† Includes Common and Preferred Stock average net assets.

	See Notes to Financial Statements

.

MuniYield California Insured Fund, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income —Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $271,111,548 and $296,562,949, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

	Realized	Unrealized
	Losses	Gains

Long-term investments	$ (9,605,983)	$ 9,127,873
Financial futures contracts	(355,828)	—

Total	$ (9,961,811)	$ 9,127,873

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $9,127,873, of which $10,534,520 related to appreciated securities and $1,406,647 related to depreciated securities. The aggregate cost as of October 31, 2000 for Federal income tax purposes was $312,749,606.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999, increased by 13,039 and 220,611, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.30% and Series B, 3.00%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to

MuniYield California Insured Fund, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

.375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $59,628 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $14,419,000, of which $4,373,000 expires in 2007 and $10,046,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2000, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063673 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.

Unaudited Financial Statements for
MuniYield California Insured Fund, Inc.
for the Six-Month Period
Ended April 30, 2001

MuniYield California Insured Fund, Inc., April 30, 2001
SCHEDULE OF INVESTMENTS	(in Thousands)

	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California — 94.8%	AAA	Aaa	$ 3,500	ABAG Finance Authority for Nonprofit Corporations, California, COP (Children’s Hospital Medical Center), 6% due 12/01/2029 (a)	$ 3,729

	AAA	Aaa	2,000	Bay Area Government Association, California, Revenue Refunding Bonds (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)	2,085

	AAA	Aaa	2,000	Beverly Hills, California, Public Financing Authority, Lease Revenue Refunding Bonds, INFLOS, 6.52% due 6/01/2015 (h)(j)	2,150

	AAA	Aaa	2,000	Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022 (h)	2,200

	AAA	Aaa	5,985	California Educational Facilities Authority Revenue Bonds, Trust Receipts, AMT, Class R, Series 11, 6.674% due 4/01/2028 (a)(j)	6,168

	NR*	Aa1	2,750	California Educational Facilities Authority, Revenue Refunding Bonds, RIB, Series 147,6.58% due 10/01/2027 (j)	2,838

	AA–	Aa2	760	California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026 (c)	777

				California HFA, Revenue Bonds, RIB, AMT (j):
	NR*	Aaa	3,585	Series 150, 7.03% due 2/01/2029 (h)	3,683
	AA–	Aa2	1,800	Series B-2, 8.959% due 8/01/2023 (c)	1,933

	AAA	Aaa	2,750	California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)	2,791

				California Health Facilities Finance Authority, Revenue Refunding Bonds (Adventist Hospital), VRDN (h)(k):
	A1+	VMIG1†	400	Series A, 4.40% due 9/01/2028	400
	A1+	VMIG1†	500	Series B, 4.40% due 9/01/2028	500

				California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric), VRDN (k):
	A1+	NR*	12,900	AMT, Series B, 5% due 11/01/2026	12,900
	A1+	NR*	1,000	Series B, 6% due 12/01/2016	1,000
	A1+	NR*	5,700	Series C, 5.70% due 11/01/2026	5,700

				California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), AMT (d):
	AAA	NR*	1,900	Series A, 6.35% due 12/01/2029 (e)	1,974
	NR*	Aaa	1,060	Series A-1, 6.90% due 12/01/2024 (g)	1,152

				California State, GO:
	AAA	NR*	2,500	6.60% due 2/01/2010 (b)	2,868
	AAA	Aaa	3,000	6.25% due 10/01/2019 (h)	3,144
	AAA	Aaa	1,000	4.50% due 12/01/2021 (b)	877

				California State, GO, Refunding:
	AAA	Aaa	1,000	5.75% due 2/01/2011 (b)	1,101
	AAA	NR*	3,500	5.50% due 3/01/2012 (f)	3,721
	AAA	Aaa	4,650	5.50% due 3/01/2012 (h)	4,944
	AAA	Aaa	20,000	5.50% due 3/01/2015 (a)	20,784
	AAA	Aaa	1,900	5.25% due 10/01/2018 (b)	1,901

				California State, GO, Refunding, Veterans, AMT, Series B:
	AAA	Aaa	5,190	5.45% due 12/01/2017 (h)	5,126
	AAA	Aaa	15,700	5.70% due 12/01/2032 (a)	15,619

				California State Public Works Board, Lease Revenue Refunding Bonds:
	A	Aa3	1,000	(California Community Colleges), Series A, 5.25% due 12/01/2014	1,006
	AAA	Aaa	4,765	(Department of Corrections), Series B, 5.25% due 1/01/2012 (a)	5,044
	AAA	Aaa	8,000	(Department of Corrections), Series B, 5.625% due 11/01/2016 (h)	8,294

	AAA	Aaa	2,500	California State University and Colleges, Student Union Revenue Bonds (Chico), Series B,
				4.375% due 11/01/2028 (h)	2,077

				California Statewide Communities Development Authority, COP:
	NR*	VMIG1†	300	(Continuing Care/University Project), VRDN, 4.25% due 11/15/2028 (k)	300
	AAA	Aaa	2,000	(John Muir/Mount Diablo Health System), 5.50% due 8/15/2012 (h)	2,144

	AAA	Aaa	3,000	Cerritos, California, Public Financing Authority Revenue Bonds (Los Coyotes Redevelopment
				Project Loan), Series A, 6.50% due 11/01/2023 (a)	3,496

				Chaffey, California, Union High School District, GO, Series B (b):
	AAA	Aaa	1,385	5.50% due 8/01/2014	1,459
	AAA	Aaa	1,545	5.50% due 8/01/2015	1,615

	AAA	Aaa	865	Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds,
				Senior Lien, Series A, 5.75% due 9/15/2014 (a)	951

	AAA	Aaa	2,540	Coalinga, California, Redevelopment Agency Tax Allocation Bonds, 5.90% due 9/15/2025 (h)	2,697

	AAA	Aaa	1,700	Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project),
				5.375% due 11/01/2017 (h)	1,725

	AAA	Aaa	2,535	Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue Refunding
				Bonds, 5.50% due 11/01/2014 (a)	2,720

	AAA	Aaa	3,000	Eastern Municipal Water District, California, Water and Sewer Revenue Refunding Bonds, COP,
				Series A, 5.375% due 7/01/2014 (b)	3,120

	AAA	Aaa	1,000	Little Lake, California, City School District, GO, Series A, 6.125% due 7/01/2025 (f)	1,085

	AAA	Aaa	3,500	Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series A, 6% due 5/15/2012 (b)	3,863

Portfolio Abbreviations	To simplify the listings of MuniYield California Insured Fund, Inc.’ s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

	AMT	Alternative Minimum Tax (subject to)
	COP	Certificates of Participation
	GO	General Obligation Bonds
	HFA	Housing Finance Agency
	INFLOS	Inverse Floating Rate Municipal Bonds
	PCR	Pollution Control Revenue Bonds
	RIB	Residual Interest Bonds
	RITR	Residual Interest Trust Receipts
	S/F	Single-Family
	VRDN	Variable Rate Demand Notes

MuniYield California Insured Fund, Inc., April 30, 2001
SCHEDULE OF INVESTMENTS (continued)					(in Thousands)

	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California (concluded)				Los Angeles, California, Department of Water and Power, Electric Plant Revenue
				Refunding Bonds (h):
	AAA	Aaa	$ 7,140	6.125% due 2/15/2018	$ 7,706
	AAA	Aaa	2,000	5.875% due 2/15/2020	2,062
	AAA	Aaa	2,500	6% due 2/15/2030	2,592

	AAA	Aaa	11,500	Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
				6.10% due 10/15/2009 (b)(i)	13,123

	AAA	Aaa	4,750	Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding Bonds,
				4.25% due 10/15/2030 (b)	3,814

	NR*	Aaa	7,365	Los Angeles, California, Harbor Department Revenue Bonds, RIB, AMT, Series 349,
				8.03% due 11/01/2026 (h)(j)	8,336

				Los Angeles County, California, COP, Refunding (a):
	AAA	Aaa	360	6% due 4/01/2002 (i)	377
	AAA	Aaa	790	(Edmund D. Edelman), 6% due 4/01/2012	819

				Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds:
	AAA	Aaa	3,000	Series A, 5.375% due 7/01/2012 (h)	3,174
	A1+	VMIG1†	4,500	VRDN, Series B-1, 4.25% due 7/01/2035 (k)	4,500

	AAA	Aaa	3,375	Monrovia, California, Unified School District, GO, Series B, 5.60%** due 8/01/2023 (b)	968

	AAA	Aaa	5,000	Monterey County, California, COP, Refunding (Natividad Medical Center Improvement), Series E,
				4.75% due 8/01/2025 (h)	4,506

	AAA	Aaa	2,175	Mount Pleasant, California, Elementary School District, GO, Series B, 6.35% due 12/01/2024 (f)	2,387

	AAA	Aaa	2,135	Newhall, California, School District, GO, Series A, 6.25% due 5/01/2020 (f)	2,344

	AAA	Aaa	1,835	Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds, INFLOS,
				8.27% due 9/01/2019 (h)(j)	1,996

	AAA	Aaa	4,295	Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris), Series A,
				5.50% due 4/01/2014 (a)	4,491

	AAA	Aaa	1,245	Orange County, California, Airport Revenue Refunding Bonds, AMT, 5.625% due 7/01/2012 (h)	1,317

	AAA	Aaa	7,260	Orange County, California, COP, Refunding (Recovery), Series A, 6% due 7/01/2026 (h)	7,751

	NR*	Aaa	1,000	Orange County, California, Public Financing Authority, Waste Management System Revenue
				Refunding Bonds, AMT, 5.75% due 12/01/2010 (a)	1,085

	AAA	Aaa	2,000	Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (b)(i)	2,256

	AAA	Aaa	9,000	Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (h)	9,465

	AAA	Aaa	5,000	Port Oakland, California, RITR, AMT, Class R, Series 5, 7.084% due 11/01/2012 (b)(j)	5,683

	AAA	Aaa	3,750	Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due 11/01/2029 (b)	3,883

	AAA	Aaa	1,000	Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds, Series G,
				6.50% due 9/01/2013 (h)	1,172

	NR*	Aaa	2,800	San Bernardino County, California, S/F Home Mortgage Revenue Refunding Bonds, AMT,
				Series A-1, 6.25% due 12/01/2031 (e)	2,960

	AAA	Aaa	3,570	San Diego County, California, COP (Salk Institute for Bio Studies), 5.75% due 7/01/2022 (h)	3,721

			San Francisco, California, City and County Airport Commission, International Airport
			Revenue Bonds, Second Series:
AAA	Aaa	8,500	AMT, Issue 11, 6.25% due 5/01/2026 (b)	9,053
AAA	Aaa	3,000	Issue 21, 4.50% due 5/01/2026 (h)	2,574

AAA	Aaa	3,000	San Francisco, California, City and County Airport Commission, International Airport Revenue
			Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026 (h)	2,574

			San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding
			Bonds (George R. Moscone Convention Center) (f):
AAA	Aaa	1,200	6.80% due 7/01/2019	1,326
AAA	Aaa	2,060	6.75% due 7/01/2024	2,274

NR*	Aaa	3,650	San Jose, California, Redevelopment Agency, Tax Allocation Bonds, RIB, AMT, Series 149,
			7.23% due 8/01/2027 (h)(j)	3,933

AAA	Aaa	4,000	San Mateo County, California, Transit District, Sales Tax Revenue Refunding Bonds, Series A,
			8% due 6/01/2020 (h)	5,345

AAA	Aaa	3,540	Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
			Replacement Project), Series A, 7.75% due 11/15/2011 (a)	4,490

AAA	Aaa	1,850	Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Refunding Bonds, Series A,
			6.40% due 9/01/2022 (h)	1,917

			Santa Maria, California, Joint Unified High School District, GO, Series A (f):
AAA	Aaa	875	5.375% due 8/01/2017	901
AAA	Aaa	1,035	5.375% due 8/01/2019	1,053

AAA	Aaa	2,185	Santa Rosa, California, High School District, GO, 6.375% due 5/01/2016 (h)	2,336

AAA	NR*	1,170	Stockton, California, Public Financing Revenue Refunding Bonds, Series A,
			5.875% due 9/02/2016 (f)	1,252

AAA	Aaa	1,500	Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due 11/01/2016 (f)	1,611

			Tustin, California, Unified School District, Special Tax Refunding Bonds (Community Facilities
			District No. 88-1) (f):
AAA	Aaa	2,250	4.375% due 9/01/2019	1,977
AAA	Aaa	11,235	4.50% due 9/01/2024	9,712

AAA	Aaa	4,000	Walnut Valley, California, Unified School District, GO, Refunding, Series A, 7.20% due 2/01/2016 (h)	4,793

MuniYield California Insured Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)	(in Thousands)

	S&P	Moody’s	Face
	Ratings	Ratings	Amount	Issue	Value

Puerto Rico — 3.4%	AAA	Aaa	$ 4,750	Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
				7.106% due 7/01/2016 (h)(j)	$ 5,297

	NR*	Aaa	5,000	Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.08% due 8/01/2012 (f)(j)	5,908

	Total Investments (Cost — $ 316,567) — 98.2%				324,475
	Other Assets Less Liabilities — 1.8%				6,006

	Net Assets — 100.0%				$ 330,481

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FHA Insured.
(d) FHLMC Collateralized.
(e) FNMA/GNMA Collateralized.
(f) FSA Insured.
(g) GNMA Collateralized.
(h) MBIA Insured.
(i) Prerefunded.
( j) The interest rate is subject to change periodically and inversely based upon pre-
vailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
* Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
† Highest short-term rating by Moody’s Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile	The quality ratings of securities in the Fund as of April 30, 2001 were
	as follows:

		Percent of
	S&P Rating/Moody’s Rating	Net Assets

	AAA/Aaa	88.5%
	AA/Aa	2.0
	Other†	7.7

	† Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
	As of April 30, 2001

Assets:	Investments, at value (identified cost — $ 316,566,512)		$ 324,475,412
	Cash		66,635
	Receivables:
	Interest	$ 5,383,237
	Securities sold	3,776,322	9,159,559
	Prepaid expenses and other assets		37,895

	Total assets		333,739,501

Liabilities:	Payables:
	Securities purchased	2,907,550
	Dividends to shareholders	148,720
	Investment adviser	132,989	3,189,259
	Accrued expenses and other liabilities		69,162

	Total liabilities		3,258,421

Net Assets:	Net assets		$ 330,481,080

Capital:	Capital Stock (200,000,000 shares authorized):
	Preferred Stock, par value $.05 per share (4,000 shares of AMPS* issued and outstanding at $25,000
	per share liquidation preference)		$ 100,000,000
	Common Stock, par value $.10 per share (16,562,523 shares issued and outstanding)	$ 1,656,252
	Paid-in capital in excess of par	231,188,309
	Undistributed investment income — net	1,009,587
	Accumulated realized capital losses on investments — net	(4,949,962)
	Accumulated distributions in excess of realized capital gains on investments — net	(6,332,006)
	Unrealized appreciation on investments — net	7,908,900

	Total — Equivalent to $13.92 net asset value per share of Common Stock (market price — $ 12.67)		230,481,080

	Total capital		$ 330,481,080

	* Auction Market Preferred Stock.
	See Notes to Financial Statements.

MuniYield California Insured Fund, Inc., April 30, 2001

STATEMENT OF OPERATIONS

	For the Six Months Ended April 30, 2001

Investment Income:	Interest and amortization of premium and discount earned		$ 8,862,182

Expenses:	Investment advisory fees	$ 833,438
	Commission fees	124,407
	Accounting services	64,111
	Transfer agent fees	39,209
	Professional fees	39,069
	Printing and shareholder reports	20,218
	Listing fees	17,880
	Directors’ fees and expenses	11,636
	Custodian fees	11,548
	Pricing fees	5,974
	Other	11,396

	Total expenses		1,178,886

	Investment income — net		7,683,296

Realized & Unrealized Gain (Loss) on Investments — Net:	Realized gain on investments — net		5,011,849
	Change in unrealized appreciation on investments — net		(1,218,973)

	Net Increase in Net Assets Resulting from Operations		$ 11,476,172

	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Increase (Decrease) in Net Assets:	For the Six Months Ended April 30, 2001	For the Year Ended Oct. 31, 2000

Operations:	Investment income — net	$7,683,296	$15,608,081
	Realized gain (loss) on investments — net	5,011,849	(9,961,811)
	Change in unrealized appreciation/depreciation on investments — net	(1,218,973)	26,904,052

	Net increase in net assets resulting from operations	11,476,172	32,550,322

Dividends to	Investment income — net:
Shareholders:	Common Stock	(6,176,943)	(12,951,122)
	Preferred Stock	(1,818,680)	(3,506,500)

	Net decrease in net assets resulting from dividends to shareholders	(7,995,623)	(16,457,622)

Capital Stock Transactions:	Value of shares issued to Common Stock shareholders in reinvestment of dividends	—	175,505

Net Assets:	Total increase in net assets	3,480,549	16,268,205
	Beginning of period	327,000,531	310,732,326

	End of period*	$330,481,080	$327,000,531

	* Undistributed investment income — net	$1,009,587	$1,321,914

	See Notes to Financial Statements.
MuniYield California Insured Fund, Inc., April 30, 2001

FINANCIAL HIGHLIGHTS
	The following per share data and ratios have been derived from information provided in the financial statements. Increase (Decrease) in Net Asset Value:	For the Six Months Ended April 30, 2001
			For the Year Ended October 31,

			2000	1999	1998	1997

Per Share Operating Performance:	Net asset value, beginning of period	$ 13.71	$ 12.73	$ 15.75	$ 15.21	$ 14.59

	Investment income — net	.46	.94	.98	1.02	1.05
	Realized and unrealized gain (loss) on investments — net	.23	1.03	(2.34)	.56	.63

	Total from investment operations	.69	1.97	(1.36)	1.58	1.68

	Less dividends and distributions to Common Stock shareholders:
	Investment income — net	(.37)	(.78)	(.84)	(.82)	(.86)
	Realized gain on investments — net	—	—	(.27)	—	—
	In excess of realized gain on investments — net	—	—	(.33)	—	—

	Total dividends and distributions to Common Stock shareholders	(.37)	(.78)	(1.44)	(.82)	(.86)

	Effect of Preferred Stock activity:
	Dividends and distributions to Preferred Stock shareholders:
	Investment income — net	(.11)	(.21)	(.12)	(.19)	(.20)
	Realized gain on investments — net	—	—	(.04)	(.03)	—
	In excess of realized gain on investments — net	—	—	(.06)	—	—

	Total effect of Preferred Stock activity	(.11)	(.21)	(.22)	(.22)	(.20)

	Net asset value, end of period	$ 13.92	$ 13.71	$ 12.73	$ 15.75	$ 15.21

	Market price per share, end of period	$ 12.67	$ 12.625	$ 12.625	$ 15.50	$ 15.125

Total Investment Return:**	Based on market price per share	3.20%‡	6.42%	(10.35%)	8.13%	16.74%

	Based on net asset value per share	4.41%‡	14.61%	(11.04%)	9.26%	10.64%

Ratios Based on Average Net Assets Of Common Stock:	Total expenses***	1.01%*	1.03%	.97%	.92%	.93%

	Total investment income — net***	6.57%*	7.21%	6.73%	6.61%	7.02%

	Amount of dividends to Preferred Stock shareholders	1.56%*	1.62%	.80%	1.21%	1.36%

	Investment income — net, to Common Stock shareholders	5.01%*	5.59%	5.93%	5.40%	5.66%

Ratios Based on Total Average Net Assets:***†	Total expenses	.71%*	.70%	.69%	.66%	.66%

	Total investment income — net	4.61%*	4.93%	4.76%	4.72%	5.01%

Ratios Based on Average Net Assets Of Preferred Stock:	Dividends to Preferred Stock shareholders	3.67%*	3.50%	1.94%	3.03%	3.33%

Supplemental Data:	Net assets, net of Preferred Stock, end of period (in thousands)	$ 230,481	$ 227,001	$ 210,732	$ 257,155	$ 248,376

	Preferred Stock outstanding, end of period (in thousands)	$ 100,000	$ 100,000	$ 100,000	$ 100,000	$ 100,000

	Portfolio turnover	44.04%	92.62%	84.58%	106.63%	71.36%

Leverage:	Asset coverage per $1,000	$3,305	$3,270	$3,107	$3,572	$3,484

Dividends Per Share On Preferred Stock Outstanding:	Series A — Investment income — net	$496	$921	$469	$796	$858

	Series B — Investment income — net	$414	$832	$497	$721	$807

*	Annualized.	***	Do not reflect the effect of dividends to Preferred Stock shareholders.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.	†	Includes Common and Preferred Stock average net assets.
		‡	Aggregate total investment return.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

MuniYield California Insured Fund, Inc., April 30, 2001
NOTES TO FINANCIAL STATEMENTS (concluded)

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $26,921 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $142,915,116 and $134,164,890, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

	Realized	Unrealized
	Gains	Gains

Long-term investments	$ 4,998,769	$ 7,908,900
Financial futures contracts	13,080	—

Total	$ 5,011,849	$ 7,908,900

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $7,908,900, of which $10,665,288 related to appreciated securities and $2,756,388 related to depreciated securities. The aggregate cost as of April 30, 2001 for Federal income tax purposes was $316,566,512.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2001 remained constant and during the year ended October 31, 2000 increased by 13,039 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.25% and Series B, 2.99%.

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $29,949 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $14,419,000, of which $4,373,000 expires in 2007 and $10,046,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2001 the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058891 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.

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Pro Forma Unaudited Financial Statements for
the Combined Fund
as of April 30, 2001

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
AND MUNIYIELD CALIFORNIA INSURED FUND, INC.

(Unaudited)

As of April 30, 2001

(in Thousands)

California — 95.9%

S&P Ratings	Moody’s Ratings	Face Amount		MuniYield California Insured II	MuniYield California Insured	Pro Forma for Combined Fund

AAA	Aaa	$ 7,000	ABAG Finance Authority for Nonprofit Corporations, California, COP (Children’s Hospital Medical Center), 6% due 12/01/2029(a)	$ 3,729	$ 3,729	$ 7,458
AAA	Aaa	1,985	Arcadia, California, Unified School District, GO, Series B, 6.50% due 7/01/2015(c)	2,184		2,184
AAA	Aaa	3,675	Bakersfield, California, COP, Refunding (Convention Center Expansion Project), 5.80% due 4/01/2017(i)	3,852		3,852
AAA	Aaa	2,000	Bay Area Government Association, California, Revenue Refunding Bonds (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024(g)		2,085	2,085
AAA	Aaa	2,000	Beverly Hills, California, Public Financing Authority, Lease Revenue Refunding Bonds, INFLOS, 6.52% due 6/01/2015(i)(k)		2,150	2,150
			Big Bear Lake, California, Water Revenue Refunding Bonds(i):
AAA	Aaa	1,450	6% due 4/01/2015	1,624		1,624
AAA	Aaa	2,000	6% due 4/01/2022		2,200	2,200
			California Community College Financing Authority, Lease Revenue Bonds, Series A(i):
AAA	Aaa	3,215	5.95% due 12/01/2022	3,442		3,442
AAA	Aaa	1,100	6% due 12/01/2029	1,177		1,177
AAA	Aaa	12,085	California Educational Facilities Authority Revenue Bonds, Trust Receipt, AMT, Class R, Series 11, 6.674% due 4/01/2028(a)(k)	6,286	6,168	12,454
NR*	Aa1	5,500	California Educational Facilities Authority Revenue Refunding Bonds, RIB, Series 147, 6.58% due 10/01/2027(k)	2,838	2,838	5,676
			California HFA, Home Mortgage Revenue Bonds, AMT:
AAA	Aaa	1,395	Series E, 6.15% due 8/01/2025(i)	1,444		1,444
AA-	Aa2	1,900	Series F-1, 7% due 8/01/2026(d)	1,166	777	1,943
A1+	VMIG1†	600	California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series C, 4.55% due 2/01/2033(l)	600		600
			California HFA Revenue Bonds, RIB, AMT(k):
NR*	Aaa	3,585	Series 150, 7.03% due 2/01/2029(i)		3,683	3,683
AA-	Aa2	5,250	Series B-2, 8.959% due 8/01/2023(d)	3,704	1,933	5,637
			California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), RIB(g)(k):
AAA	NR*	8,750	Series 26, 6.56% due 6/01/2022	9,011		9,011
NR*	Aaa	6,625	Series 152, 6.58% due 6/01/2022	6,823		6,823
AAA	Aaa	2,750	California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), Series A, 5.50% due 6/01/2022(g)		2,791	2,791
			California Health Facilities Finance Authority Revenue Refunding Bonds (Adventist Hospital), VRDN(i)(l):
A1+	VMIG1†	1,200	Series A, 4.40% due 9/01/2028	800	400	1,200
A1+	VMIG1†	500	Series B, 4.40% due 9/01/2028		500	500
			California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric), VRDN(l):
A1+	NR*	26,400	AMT, Series B, 5% due 11/01/2026	13,500	12,900	26,400
A1+	NR*	5,000	Series B, 6% due 12/01/2016	4,000	1,000	5,000
A1+	NR*	8,500	Series C, 5.70% due 11/01/2026	2,800	5,700	8,500

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
AND MUNIYIELD CALIFORNIA INSURED FUND, INC.

(Unaudited) (Continued)

As of April 30, 2001

(in Thousands)

California — (continued)

S&P Ratings	Moody’s Ratings	Face Amount		MuniYield California Insured II	MuniYield California Insured	Pro Forma for Combined Fund

			California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), AMT:
AAA	NR*	$ 6,205	Series A, 6.35% due 12/01/2029(e)(f)	$ 4,473	$ 1,974	$ 6,447
NR*	Aaa	2,060	Series A-1, 6.90% due 12/01/2024(e)(h)	1,087	1,152	2,239
AAA	NR*	3,250	Series B, 6.25% due 12/01/2031(f)	3,447		3,447
			California State, GO:
AAA	NR*	5,000	6.60% due 2/01/2010(c)	2,868	2,868	5,736
AAA	Aaa	21,000	6.25% due 10/01/2019(i)	18,862	3,144	22,006
AAA	Aaa	1,000	4.50% due 12/01/2021(c)		877	877
AAA	Aaa	10,000	4.50% due 12/01/2024(c)	8,634		8,634
			California State, GO, Refunding:
AAA	Aaa	6,500	5.75% due 2/01/2011(c)	6,056	1,101	7,157
AAA	Aaa	1,000	5.50% due 3/01/2012(c)	1,063		1,063
AAA	NR*	8,000	5.50% due 3/01/2012(g)	4,784	3,721	8,505
AAA	Aaa	4,650	5.50% due 3/01/2012(i)		4,944	4,944
AAA	Aaa	15,000	5.50% due 3/01/2013(c)	15,827		15,827
AAA	Aaa	30,000	5.50% due 3/01/2015(a)	10,392	20,784	31,176
AAA	Aaa	1,900	5.25% due 10/01/2018(c)		1,901	1,901
			California State, GO, Refunding, Veterans, AMT, Series B:
AAA	Aaa	9,880	5.45% due 12/01/2017(i)	4,632	5,126	9,758
AAA	Aaa	30,900	5.70% due 12/01/2032(a)	15,122	15,619	30,741
A	Aa3	2,000	California State Public Works Board, Lease Revenue Refunding Bonds (California Community Colleges), Series A, 5.25% due 12/01/2014	1,006	1,006	2,012
			California State Public Works Board, Lease Revenue Refunding Bonds (Department of Corrections), Series B:
AAA	Aaa	9,530	5.25% due 1/01/2012(a)	5,044	5,044	10,088
AAA	Aaa	16,675	5.625% due 11/01/2016(i)	8,994	8,294	17,288
AAA	Aaa	2,375	California State University and Colleges, Housing System Revenue Refunding Bonds, 5.90% due 11/01/2021(c)	2,529		2,529
AAA	Aaa	5,000	California State University and Colleges, Student Union Revenue Bonds (Chico), Series B, 4.375% due 11/01/2028(i)	2,077	2,077	4,154
			California Statewide Communities Development Authority, COP (Continuing Care/University Project), VRDN(l):
NR*	VMIG1†	300	4.25% due 11/15/2028		300	300
NR*	VMIG1†	900	4.40% due 11/15/2028	900		900
AAA	Aaa	2,000	California Statewide Communities Development Authority, COP (John Muir/Mount Diablo Health System), 5.50% due 8/15/2012(i)		2,144	2,144
AAA	Aaa	4,100	California Statewide Communities Development Authority, COP (Kaiser Permanente), 5.30% due 12/01/2015(g)	4,186		4,186
NR*	Aaa	3,520	California Statewide Communities Development Authority Revenue Refunding Bonds, RIB, Series 151, 6.58% due 8/01/2011(a)(k)	4,051		4,051
AAA	Aaa	1,345	California Statewide Communities Development Authority Revenue Refunding Bonds (Sherman Oaks Project), Series A, 5.50% due 8/01/2013(a)	1,431		1,431

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
AND MUNIYIELD CALIFORNIA INSURED FUND, INC.

(Unaudited) (Continued)

As of April 30, 2001

(in Thousands)

California — (continued)

S&P Ratings	Moody’s Ratings	Face Amount		MuniYield California Insured II	MuniYield California Insured	Pro Forma for Combined Fund

AAA	Aaa	$ 4,600	Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres Redevelopment Project Area Number 1), 5.75% due 11/01/2030(i)	$ 4,805		$ 4,805
AAA	Aaa	3,000	Cerritos, California, Public Financing Authority Revenue Bonds (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023(a)		$ 3,496	3,496
AAA	Aaa	1,330	Chaffey, California, Unified High School District, GO, Series B, 5.50% due 8/01/2013(c)	1,412		1,412
			Chaffey, California, Union High School District, GO, Series B(c):
AAA	Aaa	1,385	5.50% due 8/01/2014		1,459	1,459
AAA	Aaa	1,545	5.50% due 8/01/2015		1,615	1,615
			Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds, Senior Lien, Series A(a):
AAA	Aaa	865	5.75% due 9/15/2014		951	951
AAA	Aaa	495	5.75% due 9/15/2015	542		542
AAA	Aaa	1,270	6% due 9/15/2018	1,413		1,413
AAA	Aaa	2,540	Coalinga, California, Redevelopment Agency Tax Allocation Bonds, 5.90% due 9/15/2025(i)		2,697	2,697
AAA	Aaa	12,180	Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project), 5.375% due 11/01/2017(i)	10,634	1,725	12,359
AAA	Aaa	2,535	Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue Refunding Bonds, 5.50% due 11/01/2014(a)		2,720	2,720
			Eastern Municipal Water District, California, Water and Sewer Revenue Refunding Bonds, COP, Series A(c):
AAA	Aaa	3,000	5.375% due 7/01/2014		3,120	3,120
AAA	Aaa	3,620	5.25% due 7/01/2016	3,721		3,721
AAA	Aaa	4,660	5.25% due 7/01/2017	4,753		4,753
			El Monte, California, City School District, GO, Refunding, Series A(g):
AAA	Aaa	1,000	6.25% due 5/01/2020	1,098		1,098
AAA	Aaa	1,500	6.25% due 5/01/2025	1,640		1,640
AAA	Aaa	1,000	Little Lake, California, City School District, GO, Series A, 6.125% due 7/01/2025(g)		1,085	1,085
AAA	Aaa	3,500	Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series A, 6% due 5/15/2012(c)		3,863	3,863
			Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds:
AAA	Aaa	1,500	(Bunker Hill), Series H, 6.50% due 12/01/2015(g)	1,628		1,628
AAA	Aaa	3,500	(Bunker Hill), Series H, 6.50% due 12/01/2016(g)	3,799		3,799
AAA	Aaa	2,395	(Hollywood Redevelopment Project), Series C, 5.50% due 7/01/2016(i)	2,545		2,545
			Los Angeles, California, Department of Airports, Airport Revenue Bonds, AMT(c):
AAA	Aaa	1,000	(Los Angeles International Airport), Series D, 5.625% due 5/15/2012	1,040		1,040
AAA	Aaa	2,500	(Ontario International Airport), Series A, 6% due 5/15/2017	2,608		2,608

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
AND MUNIYIELD CALIFORNIA INSURED FUND, INC.

(Unaudited) (Continued)

As of April 30, 2001

(in Thousands)

California — (continued)

S&P Ratings	Moody’s Ratings	Face Amount		MuniYield California Insured II	MuniYield California Insured	Pro Forma for Combined Fund

			Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds(i):
AAA	Aaa	$ 3,400	5.50% due 2/15/2014	$ 3,490		$ 3,490
AAA	Aaa	3,000	6% due 2/15/2016	3,225		3,225
AAA	Aaa	7,140	6.125% due 2/15/2018		$ 7,706	7,706
AAA	Aaa	4,000	5.875% due 2/15/2020	2,062	2,062	4,124
AAA	Aaa	5,000	6% due 2/15/2030	2,592	2,592	5,184
AAA	Aaa	4,750	Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding Bonds, 4.25% due 10/15/2030(c)		3,814	3,814
AAA	Aaa	19,500	Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, 6.10% due 10/15/2009(c)(j)	9,129	13,123	22,252
NR*	Aaa	7,365	Los Angeles, California, Harbor Department Revenue Bonds, RIB, AMT, Series 349, 8.03% due 11/01/2026(i)(k)		8,336	8,336
NR*	Aaa	7,000	Los Angeles, California, Harbor Department Revenue Bonds, Trust Receipts, AMT, Class R, Series 7, 8.048% due 11/01/2026(i)(k)	7,923		7,923
AAA	Aaa	360	Los Angeles County, California, COP, Refunding, 6% due 4/01/2002(a)(j)		377	377
AAA	Aaa	790	Los Angeles County, California, COP, Refunding (Edmund D. Edlman), 6% due 4/01/2012(a)		819	819
AAA	Aaa	1,500	M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project), Series D, 6.75% due 7/01/2020(b)(i)	1,770		1,770
AAA	Aaa	6,000	Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds, Series A, 5.375% due 7/01/2012(i)	3,174	3,174	6,348
A1+	VMIG1†	4,500	Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds, VRDN, Series B-1, 4.25% due 7/01/2035(l)		4,500	4,500
			Monrovia, California, Unified School District, GO, Series B(c)**:
AAA	Aaa	3,375	5.60% due 8/01/2023		968	968
AAA	Aaa	1,900	5.63% due 8/01/2026	456		456
AAA	Aaa	4,525	5.65% due 8/01/2029	912		912
AAA	Aaa	5,000	Monterey County, California, COP, Refunding (Natividad Medical Center Improvement), Series E, 4.75% due 8/01/2025(i)		4,506	4,506
AAA	Aaa	2,175	Mount Pleasant, California, Elementary School District, GO, Series B, 6.35% due 12/01/2024(g)		2,387	2,387
			Newhall, California, School District, GO, Series A(g):
AAA	Aaa	2,135	6.25% due 5/01/2020		2,344	2,344
AAA	Aaa	5,715	6.40% due 5/01/2025	6,308		6,308
AAA	Aaa	2,800	Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds, INFLOS, 8.27% due 9/01/2019(i)(k)	1,049	1,996	3,045
			Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M Harris), Series A(a):
AAA	Aaa	1,000	5.50% due 4/01/2011	1,065		1,065
AAA	Aaa	6,295	5.50% due 4/01/2014	2,091	4,491	6,582
AAA	Aaa	1,245	Orange County, California, Airport Revenue Refunding Bonds, AMT, 5.625% due 7/01/2012(i)		1,317	1,317

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
AND MUNIYIELD CALIFORNIA INSURED FUND, INC.

(Unaudited) (Continued)

As of April 30, 2001

(in Thousands)

California — (continued)

S&P Ratings	Moody’s Ratings	Face Amount		MuniYield California Insured II	MuniYield California Insured	Pro Forma for Combined Fund

NR*	Aaa	$ 1,000	Orange County, California, Public Financing Authority, Waste Management System Revenue Refunding Bonds, AMT, 5.75% due 12/01/2010(a)		$ 1,085	$ 1,085
AAA	Aaa	14,520	Orange County, California, Recovery COP, Refunding, Series A, 6% due 7/01/2026(i)	$ 7,751	7,751	15,502
AAA	Aaa	4,360	Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005(c)(j)	2,662	2,256	4,918
A+	A1	2,000	Pasadena, California, COP, Refunding (Old Pasadena Parking Facility Project), 6.25% due 1/01/2018	2,250		2,250
AAA	Aaa	7,500	Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due 10/01/2024(a)	8,291		8,291
AAA	Aaa	9,000	Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016(i)		9,465	9,465
AAAr	Aaa	10,000	Port Oakland, California, RITR, AMT, Class R, Series 5, 7.084% due 11/01/2012(c)(k)	5,683	5,683	11,366
AAA	Aaa	7,500	Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due 11/01/2029(c)	3,883	3,883	7,766
NR*	Aaa	2,250	Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding Bonds, RIB, Series 148, 6.98% due 6/01/2016(i)(k)	2,556		2,556
AAA	Aaa	5,000	Roseville, California, Special Tax Refunding Bonds (Community Facilities District 1-Northwest), 4.75% due 9/01/2020(g)	4,630		4,630
AAA	Aaa	1,000	Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds, Series G, 6.50% due 9/01/2013(i)		1,172	1,172
NR*	Aaa	5,670	San Bernardino County, California, S/F Home Mortgage Revenue Refunding Bonds, AMT, Series A-1, 6.25% due 12/01/2031(f)	3,034	2,960	5,994
			San Diego County, California, COP (Salk Institute for Bio Studies)(i):
AAA	Aaa	3,570	5.75% due 7/01/2022		3,721	3,721
AAA	Aaa	5,200	5.75% due 7/01/2031	5,413		5,413
AAA	Aaa	1,500	San Diego County, California, Water Authority, COP, Series A, 4.75% due 5/01/2028(c)	1,347		1,347
			San Francisco, California, City and County Airport Commission, International Airport Revenue Bonds, AMT, Second Series:
AAA	Aaa	3,500	Issue 5, 6.50% due 5/01/2019(c)	3,752		3,752
AAA	Aaa	3,000	Issue 6, 6.50% due 5/01/2018(a)	3,216		3,216
AAA	Aaa	2,000	Issue 6, 6.60% due 5/01/2020(a)	2,149		2,149
AAA	Aaa	8,500	Issue 11, 6.25% due 5/01/2026(c)		9,053	9,053
AAA	Aaa	3,000	Issue 12-B, 5.625% due 5/01/2021(c)	3,063		3,063
AAA	Aaa	4,660	Issue 21, 4.50% due 5/01/2023(i)	4,058		4,058
AAA	Aaa	3,000	Issue 21, 4.50% due 5/01/2026(i)		2,574	2,574
AAA	Aaa	7,250	San Francisco, California, City and County Airport Commission, International Airport Revenue Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026(i)	3,646	2,574	6,220
			San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding Bonds (George R. Moscone Convention Center)(g):
AAA	Aaa	2,800	6.75% due 7/01/2015	3,087		3,087

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
AND MUNIYIELD CALIFORNIA INSURED FUND, INC.

(Unaudited) (Continued)

As of April 30, 2001

(in Thousands)

California — (continued)

S&P Ratings	Moody’s Ratings	Face Amount		MuniYield California Insured II	MuniYield California Insured	Pro Forma for Combined Fund

AAA	Aaa	$ 1,200	6.80% due 7/01/2019		$ 1,326	$ 1,326
AAA	Aaa	5,110	6.75% due 7/01/2024	$ 3,366	2,274	5,640
AAA	Aaa	3,170	San Francisco State University, California, Revenue Bonds (Student Union), Series B, 4.20% due 11/01/2023(i)	2,619		2,619
AAA	Aaa	3,560	San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area Redevelopment Project), 4.75% due 8/01/2029(a)	3,167		3,167
NR*	Aaa	3,650	San Jose, California, Redevelopment Agency, Tax Allocation Bonds, RIB, AMT, Series 149, 7.23% due 8/01/2027(i)(k)		3,933	3,933
AAA	Aaa	2,450	San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds (Capital Projects Program), 5.125% due 7/01/2018(i)	2,471		2,471
AAA	Aaa	1,600	San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds, Series A, 5.25% due 6/01/2019(i)	1,632		1,632
AAA	Aaa	4,000	San Mateo County, California, Transit District, Sales Tax Revenue Refunding Bonds, Series A, 8% due 6/01/2020(i)		5,345	5,345
AAA	Aaa	3,430	Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration and Holding Facility), Series A, 6.25% due 7/01/2024(i)	3,886		3,886
AAA	Aaa	2,595	Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore North Project), Series A, 5.25% due 6/01/2019(a)	2,603		2,603
AAA	Aaa	6,040	Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility Replacement Project), Series A, 7.75% due 11/15/2011(a)	3,171	4,490	7,661
AAA	Aaa	1,850	Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Refunding Bonds, Series A, 6.40% due 9/01/2022(i)		1,917	1,917
			Santa Maria, California, Joint Unified High School District, GO, Series A(g):
AAA	Aaa	875	5.375% due 8/01/2017		901	901
AAA	Aaa	955	5.375% due 8/01/2018	976		976
AAA	Aaa	1,035	5.375% due 8/01/2019		1,053	1,053
AAA	Aaa	2,185	Santa Rosa, California, High School District, GO, 6.375% due 5/01/2016(i)		2,336	2,336
AAA	NR*	1,170	Stockton, California, Public Financing Revenue Refunding Bonds, Series A, 5.875% due 9/02/2016(g)		1,252	1,252
AAA	Aaa	1,500	Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due 11/01/2016(g)		1,611	1,611
			Tustin, California, Unified School District, Special Tax Refunding Bonds (Community Facilities District No. 88-1)(g):
AAA	Aaa	2,250	4.375% due 9/01/2019		1,977	1,977
AAA	Aaa	11,235	4.50% due 9/01/2024		9,712	9,712
			Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds(i):
AAA	NR*	580	6.50% due 9/01/2002(j)	616		616
AAA	Aaa	920	6.50% due 9/01/2022	964		964
AAA	Aaa	4,000	Walnut Valley, California, Unified School District, GO, Refunding, Series A, 7.20% due 2/01/2016(i)		4,793	4,793

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
AND MUNIYIELD CALIFORNIA INSURED FUND, INC.

(Unaudited) (Concluded)

As of April 30, 2001

(in Thousands)

Puerto Rico — 2.6%

S&P Ratings	Moody’s Ratings	Face Amount		MuniYield California Insured II	MuniYield California Insured	Pro Forma for Combined Fund

AAAr	Aaa	$ 4,750	Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 7.106% due 7/01/2016(i)(k)		$ 5,297	$ 5,297
AAA	Aaa	1,200	Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series W, 5.50% due 7/01/2015(i)	$ 1,282		1,282
NR*	Aaa	10,000	Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.08% due 8/01/2012(g)(k)	5,908	5,908	11,816

Total Investments (Cost — $693,731) — 98.5%				386,461	324,475	710,936
Other Assets Less Liabilities — 1.5%				8,100	6,006	11,131	#

Net Assets — 100.0%				$394,561	$330,481	$722,067	#

(a)	AMBAC Insured.
(b)	Escrowed to maturity.
(c)	FGIC Insured.
(d)	FHA Insured.
(e)	FHLMC Collateralized.
(f)	FNMA/GNMA Collateralized.
(g)	FSA Insured.
(h)	GNMA Collateralized.
(i)	MBIA Insured.
(j)	Prerefunded.
(k)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(l)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
          † Highest short-term rating by Moody’s Investors Service, Inc.
          * Not Rated.
**	Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
          # Amounts reflect Pro Forma adjustments to the Statement of Assets, Liabilities and Capital.

See Notes to Financial Statements.

PORTFOLIO ABBREVIATIONS

To simplify the listings of the Combined Fund’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligation Bonds
HFA	Housing Finance Agency
INFLOS	Inverse Floating Rate Municipal Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
RITR	Residual Interest Trust Receipts
S/F	Single-Family
VRDN	Variable Rate Demand Notes

PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
FOR MUNIYIELD CALIFORNIA INSURED FUND II, INC. AND
MUNIYIELD CALIFORNIA INSURED FUND, INC.
As of April 30, 2001 (Unaudited)

        The following unaudited Pro Forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statement of Assets, Liabilities and Capital of MuniYield California Insured Fund II, Inc. (“MuniYield California Insured II”) and the Statement of Assets, Liabilities and Capital of MuniYield California Insured Fund, Inc. (“MuniYield California Insured” and together with California Insured II, the “Funds”), each at April 30, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on April 30, 2001. The Pro Forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on April 30, 2001. This Pro Forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

	MuniYield California Insured II	MuniYield California Insured	Adjustments(1)	Pro Forma for Combined Fund
Assets:
Investments, at value*	$386,460,619	$324,475,412		$710,936,031
Cash	118,723	66,635		185,358
Receivables:
Interest	6,996,745	5,383,237		12,379,982
Securities sold	4,281,577	3,776,322		8,057,899
Prepaid expenses and other assets	40,971	37,895		78,866

Total assets	397,898,635	333,739,501		731,638,136

Liabilities:
Payables:
Securities purchased	2,907,550	2,907,550		5,815,100
Dividends to shareholders	203,483	148,720	$2,460,338	2,812,541
Investment adviser	158,754	132,989		291,743
Accrued expenses and other liabilities	67,828	69,162	515,200	652,190

Total liabilities	3,337,615	3,258,421	2,975,538	9,571,574

Net Assets:
Net Assets	$394,561,020	$330,481,080	$(2,975,538)	$722,066,562

Capital:
Capital Stock (200,000,000 shares authorized)
Preferred Stock, par value $.10 per share of AMPS** issued and outstanding† at $25,000 per share liquidation preference	$130,000,000	$100,000,000		$230,000,000
Common Stock par value $.10 per share issued and outstanding††	1,835,912	1,656,252	$ (55,286)	3,436,878
Paid-in capital in excess of par	263,746,850	231,188,309	(459,914)	494,475,245
Undistributed investment income — net	1,450,751	1,009,587	(2,460,338)	0
Accumulated realized capital losses on investments — net	(5,298,707)	(4,949,962)		(10,248,669)
Accumulated distributions in excess of realized capital gains on investments — net	(6,469,732)	(6,332,006)		(12,801,738)
Unrealized appreciation on investments-net	9,295,946	7,908,900		17,204,846

Total capital	$394,561,020	$330,481,080	$(2,975,538)	$722,066,562

Net asset value per share of Common Stock	$ 14.41	$ 13.92		$ 14.32

* Identified Cost	$377,164,673	$316,566,512		$693,731,185
† Shares issued and outstanding	5,200	4,000		9,200
†† Shares issued and outstanding	18,359,120	16,562,523	(552,857)	34,368,786

**	Auction Market Preferred Stock.
(1)
Reflects the charge for estimated Reorganization expenses of $515,200 of which $257,500 is attributable to MuniYield California Insured and $257,700 is attributable to MuniYield California Insured II, and assumes the distribution of undistributed net investment income of $2,460,338 of which $1,009,587 is attributable to MuniYield California Insured and $1,450,751 is attributable to MuniYield California Insured II.

See Notes to Financial Statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR MUNIYIELD CALIFORNIA INSURED FUND II, INC. AND
MUNIYIELD CALIFORNIA INSURED FUND, INC.
For the Twelve Months Ended April 30, 2001
(Unaudited)

        The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statement of Operations of the respective Funds as of April 30, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at the beginning of the period. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated at the beginning of the period nor which may result from future operations. This Pro Forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

	MuniYield California Insured II	MuniYield California Insured	Adjustments(1)	Pro Forma for Combined Fund(2)
Investment Income:
Interest and amortization of premium and discount earned	$21,188,797	$17,800,782		$38,989,579
Expenses:
Investment advisory fees	1,960,535	1,638,971	—	3,599,506
Commission fees	333,133	251,670	—	584,803
Accounting services	127,844	103,501	$(16,345)	215,000
Professional fees	78,932	97,177	(78,932)	97,177
Transfer agent fees	54,232	76,988	(56,220)	75,000
Printing and shareholder reports	35,291	31,672	(16,963)	50,000
Listing fees	31,733	31,835	(31,733)	31,835
Directors’ fees and expenses	30,731	26,376	(9,851)	47,256
Custodian fees	20,459	19,267	—	39,726
Pricing fees	14,107	10,836	(10,443)	14,500
Other	32,785	24,949	(24,949)	32,785

Total expenses after reimbursement	2,719,782	2,313,242	(245,436)	4,787,588

Investment income — net	18,469,015	15,487,540	245,436	34,201,991

Realized & Unrealized Gains on Investments — Net
Realized gain on investments — net	4,234,375	3,709,925		7,944,300
Change in unrealized appreciation/depreciation on investments — net	16,833,981	14,706,392		31,540,373

Net Increase in Net Assets Resulting from Operations	$39,537,371	$33,903,857	$245,436	$73,686,664

(1)	Reflects anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(2)
This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $515,200 of which $257,500 is attributable to MuniYield California Insured Fund, Inc. and $257,700 is attributable to MuniYield California Insured Fund II, Inc.

See Notes to Financial Statements.

MUNIYIELD CALIFORNIA INSURED FUND II, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS—(Unaudited)

1.    Significant Accounting Policies:

        MuniYield California Insured Fund II, Inc. (the “Fund,” which term as used herein shall refer to MuniYield California Insured Fund II, Inc., after giving effect to the Reorganization with MuniYield California Insured Fund, Inc.) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

        (a)  Valuation of investments—Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

        (b)  Derivative financial instruments—The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•
Financial futures contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•
Options—The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

MUNIYIELD CALIFORNIA INSURED FUND II, INC.
MUNIYIELD CALIFORNIA INSURED FIND, INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS — (Unaudited) (Concluded)

Written and purchased options are non-income producing investments.

        (c)  Income taxes—It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

        (d)  Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

        (e)  Dividends and distributions—Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions.

2.    Investment Advisory Agreement and Transactions with Affiliates:

        The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

        FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock.

        Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the twelve months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $44,006 for MuniYield California Insured Fund II, Inc. and $26,921 for MuniYield California Insured Fund, Inc. for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

        Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 8th day of November, 2001, by and between MuniYield California Insured Fund, Inc., a Maryland corporation (“California Insured”), and MuniYield California Insured Fund II, Inc., a Maryland corporation (“California Insured II”) (California Insured and California Insured II are sometimes referred to herein together as the “Funds” and individually as a “Fund,” as the context requires).

PLAN OF REORGANIZATION

        The reorganization will constitute the following:

        (a)  the acquisition by California Insured II of substantially all of the assets, and the assumption by California Insured II of substantially all of the liabilities of California Insured in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share of California Insured II (“California Insured II Common Stock”), and (B) auction market preferred stock of California Insured II, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series D and Series E (“California Insured II Series D and Series E AMPS”), and

        (b)  the subsequent distribution by California Insured to California Insured stockholders of (x) all of the California Insured II Common Stock received by California Insured in exchange for such stockholders’ shares of common stock, with a par value of $0.10 per share, of California Insured, including shares of common stock of California Insured representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of common stock of California Insured (“California Insured Common Stock”), (y) all of the California Insured II Series D AMPS received by California Insured in exchange for such stockholders’ shares of auction market preferred stock of California Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series A (“California Insured Series A AMPS”) and (z) all of the California Insured II Series E AMPS received by California Insured in exchange for such stockholders’ shares of auction market preferred stock of California Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series B (“California Insured Series B AMPS”);

all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

        In the course of the Reorganization, California Insured II Common Stock and California Insured II Series D and Series E AMPS will be distributed to the stockholders of California Insured as follows:

        (a)  each holder of California Insured Common Stock will be entitled to receive a number of shares of California Insured II Common Stock equal to the aggregate net asset value of the California Insured Common Stock owned by such stockholder on the Closing Date (as defined in Section 7(a) of this Agreement);

        (b)  each holder of California Insured Series A AMPS will be entitled to receive a number of shares of California Insured II Series D AMPS equal to the aggregate liquidation preference (and aggregate value) of the California Insured Series A AMPS owned by such stockholder on the Closing Date; and

        (c)  each holder of California Insured Series B AMPS will be entitled to receive a number of shares of California Insured II Series E AMPS equal to the aggregate liquidation preference (and aggregate value) of the California Insured Series B AMPS owned by such stockholder on the Closing Date.

        It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

        Prior to the Closing Date, California Insured shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for California Insured Series A and Series B AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary to the Articles of Incorporation of California Insured creating such AMPS.

        Articles Supplementary to the Articles of Incorporation of California Insured II, as amended and supplemented, establishing the powers, rights and preferences of the California Insured II Series D and Series E AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the Closing Date.

        As promptly as practicable after the consummation of the Reorganization, California Insured shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

        In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1. Representations and Warranties of California Insured II.

        California Insured II represents and warrants to, and agrees with, California Insured that:

        (a)  California Insured II is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. California Insured II has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

        (b)  California Insured II is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-06692), and such registration has not been revoked or rescinded and is in full force and effect. California Insured II has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

        (c)  California Insured has been furnished with California Insured II’s Annual Report to Stockholders for the fiscal year ended October 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP , independent public accountants, fairly present the financial position of California Insured II as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

        (d)  California Insured has been furnished with California Insured II’s Semi-Annual Report to Stockholders for the six months ended April 30, 2001, and the unaudited financial statements appearing therein fairly present the financial position of California Insured II as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

        (e)  An unaudited statement of assets, liabilities and capital of California Insured II and an unaudited schedule of investments of California Insured II, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to California Insured, at or prior to the Closing Date for the purpose of determining the number of shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of California Insured II as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

        (f)  California Insured II has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

        (g)  There are no material legal, administrative or other proceedings pending or, to the knowledge of California Insured II, threatened against it which assert liability on the part of California Insured II or which materially affect its financial condition or its ability to consummate the Reorganization. California Insured II is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

        (h)  California Insured II is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

        (i)  There are no material contracts outstanding to which California Insured II is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to California Insured prior to the Valuation Time.

        (j)  California Insured II has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 2001, and those incurred in connection with the Reorganization. As of the Valuation Time, California Insured II will advise California Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

        (k)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by California Insured II of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

        (l)  The registration statement filed by California Insured II on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of California Insured II relating to the California Insured II Common Stock and the shares of newly created California Insured II Series D and Series E AMPS to be issued pursuant to this Agreement (the “Joint Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 6(a) of this Agreement and at the Closing Date, insofar as it relates to California Insured II (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by California Insured II for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

        (m)  California Insured II is authorized to issue 200,000,000 shares of capital stock, of which 1,800 shares have been designated as Series A AMPS, 1,800 shares have been designated as Series B AMPS and 1,600 shares have been designated as Series C AMPS (the Series A AMPS of California Insured II, Series B AMPS of California Insured II and Series C AMPS of California Insured II being collectively referred to herein as the “California Insured II AMPS”) and 199,994,800 shares have been designated as common stock; each outstanding share of which is fully paid and nonassessable and has full voting rights.

        (n)  The shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS to be issued to California Insured pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of California Insured II will have any preemptive right of subscription or purchase in respect thereof.

        (o)  At or prior to the Closing Date, the California Insured II Common Stock to be transferred to California Insured for distribution to the stockholders of California Insured on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of California Insured presently is qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

        (p)  At or prior to the Closing Date, the shares of California Insured II Series D and Series E AMPS to be transferred to California Insured on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of California Insured Series A and Series B AMPS presently is qualified, and there are a sufficient number of California Insured II Series D and Series E AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

        (q)  At or prior to the Closing Date, California Insured II will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the California Insured II Common Stock and California Insured II Series D and Series E AMPS to California Insured.

2.  Representations and Warranties of California Insured.

        California Insured represents and warrants to, and agrees with, California Insured II that:

        (a)  California Insured is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. California Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

        (b)  California Insured is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6645), and such registration has not been revoked or rescinded and is in full force and effect. California Insured has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

        (c)  As used in this Agreement, the term “California Insured Investments” shall mean (i) the investments of California Insured shown on the schedule of its investments as of the Valuation Time furnished to California Insured II; and (ii) all other assets owned by California Insured or liabilities incurred as of the Valuation Time.

        (d)  California Insured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

        (e)  California Insured II has been furnished with California Insured’s Annual Report to Stockholders for the fiscal year ended October 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP , independent public accountants, fairly present the financial position of California Insured as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

        (f)  California Insured II has been furnished with California Insured’s Semi-Annual Report to Stockholders for the six months ended April 30, 2001, and the unaudited financial statements appearing therein fairly present the financial position of California Insured as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

        (g)  An unaudited statement of assets, liabilities and capital of California Insured and an unaudited schedule of investments of California Insured, each as of the Valuation Time, will be furnished to California Insured II at or prior to the Closing Date for the purpose of determining the number of shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS to be issued to California Insured pursuant to Section 4 of this Agreement; each will fairly present the financial position of California Insured as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

        (h)  There are no material legal, administrative or other proceedings pending or, to the knowledge of California Insured, threatened against it which assert liability on the part of California Insured or which materially affect its financial condition or its ability to consummate the Reorganization. California Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

        (i)  There are no material contracts outstanding to which California Insured is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to California Insured II prior to the Valuation Time.

        (j)  California Insured is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

        (k)  California Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 2001 and those incurred in connection with the Reorganization. As of the Valuation Time, California Insured will advise California Insured II in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

        (l)  California Insured has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of California Insured have been adequately provided for on its books, and no tax deficiency or liability of California Insured has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

        (m)  At both the Valuation Time and the Closing Date, California Insured will have full right, power and authority to sell, assign, transfer and deliver the California Insured Investments. At the Closing Date, subject only to the obligation to deliver the California Insured Investments as contemplated by this Agreement, California Insured will have good and marketable title to all of the California Insured Investments, and California Insured II will acquire all of the California Insured Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the California Insured Investments or materially affect title thereto).

        (n)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by California Insured of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

        (o)  The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to California Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by California Insured for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

        (p)  California Insured is authorized to issue 200,000,000 shares of capital stock, of which 2,000 shares have been designated as Series A AMPS and 2,000 shares have been designated as Series B AMPS and 199,996,000 shares have been designated as common stock; each outstanding share of which is fully paid and nonassessable and has full voting rights.

        (q)  All of the issued and outstanding shares of California Insured Common Stock and California Insured Series A and Series B AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

        (r)  The books and records of California Insured made available to California Insured II and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of California Insured.

        (s)  California Insured will not sell or otherwise dispose of any of the shares of California Insured II Common Stock or California Insured II Series D and Series E AMPS to be received in the Reorganization, except in distribution to the stockholders of California Insured, as provided in Section 4 of this Agreement.

3.  The Reorganization.

        (a)  Subject to receiving the requisite approval of the stockholders of each Fund, and to the other terms and conditions contained herein, California Insured agrees to convey, transfer and deliver to California Insured II and California Insured II agrees to acquire from California Insured on the Closing Date, all of the California Insured Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of California Insured in exchange solely for that number of shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS provided in Section 4 of this Agreement.

        Pursuant to this Agreement, as soon as practicable after the Closing Date, California Insured will distribute all shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS received by it to its stockholders in exchange for their shares of California Insured Common Stock and California Insured Series A and Series B AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of California Insured II in the amounts due the stockholders of California Insured based on their respective holdings in California Insured as of the Valuation Time.

        (b)  Prior to the Closing Date, California Insured shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the California Insured Series A and Series B AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary creating the California Insured Series A and Series B AMPS.

        (c)  California Insured will pay or cause to be paid to California Insured II any interest California Insured receives on or after the Closing Date with respect to any of California Insured Investments transferred to California Insured II hereunder.

        (d)  The Valuation Time shall be 4:00 p.m., Eastern time, on January 25, 2002, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

        (e)  Recourse for liabilities assumed from California Insured by California Insured II in the Reorganization will be limited to the net assets of California Insured. The known liabilities of California Insured, as of the Valuation Time, shall be confirmed in writing to California Insured II pursuant to Section 2(k) of this Agreement.

        (f)  The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of California Insured Investments.

        (g)  California Insured will be dissolved following the Closing Date by filing Articles of Dissolution with the Maryland Department.

        (h)  California Insured II will file with the Maryland Department Articles Supplementary to its Articles of Incorporation, as amended and supplemented, establishing the powers, rights and preferences of the California Insured II Series D and Series E AMPS prior to the closing of the Reorganization.

        (i)  As promptly as practicable after its liquidation pursuant to the Reorganization, California Insured shall terminate its registration under the 1940 Act.

4.	Issuance and Valuation of California Insured II Common Stock and California Insured II Series D and Series E AMPS in the Reorganization.

        Full shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of California Insured acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of California Insured assumed by California Insured II in the Reorganization, shall be issued by California Insured II to California Insured in exchange for such assets of California Insured, plus cash in lieu of fractional common shares. California Insured II will issue to California Insured (a) a number of shares of California Insured II Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of California Insured Common Stock, determined as set forth below, (b) a number of shares of California Insured II Series D AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the California Insured Series A AMPS, determined as set forth below, and (c) a number of shares of California Insured II Series E AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the California Insured Series B AMPS, determined as set forth below.

        The net asset value of each Fund and the liquidation preference and value of the AMPS of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in the N-14 Registration Statement to be filed by California Insured II in connection with the Reorganization and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of California Insured Investments to be transferred to California Insured II shall be determined by California Insured II pursuant to the procedures utilized by California Insured II in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by California Insured II in cooperation with California Insured and shall be confirmed in writing by California Insured II to California Insured. The net asset value per share of the California Insured II Common Stock and the liquidation preference and value per share of the California Insured II Series D and Series E AMPS shall be determined in accordance with such procedures and California Insured II shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

        California Insured II shall issue to California Insured separate certificates or share deposit receipts for the California Insured II Common Stock and the California Insured II Series D and Series E AMPS, each registered in the name of California Insured. California Insured then shall distribute the California Insured II Common Stock and the California Insured II Series D and Series E AMPS to the holders of California Insured Common Stock and California Insured Series A and Series B AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the California Insured II Common Stock to State Street Bank and Trust Company, as the transfer agent and registrar for the California Insured II Common Stock for distribution to the holders of California Insured Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of the Common Stock of California Insured, (ii) the California Insured II Series D AMPS to The Bank of New York as the transfer agent and registrar for the California Insured II Series D AMPS for distribution to the holders of California Insured Series A AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the California Insured Series A AMPS and (iii) the California Insured II Series E AMPS to The Bank of New York as the transfer agent and registrar for the California Insured II Series E AMPS for distribution to the holders of California Insured Series B AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the California Insured Series B AMPS. With respect to any California Insured stockholder holding certificates evidencing ownership of either California Insured Common Stock or California Insured Series A and Series B AMPS as of the Closing Date, and subject to California Insured II being informed thereof in writing by California Insured, California Insured II will not permit such stockholder to receive new certificates evidencing ownership of California Insured II Common Stock or California Insured II Series D or Series E AMPS, exchange California Insured II Common Stock or California Insured II Series D or Series E AMPS credited to such stockholder’s account for shares of other investment companies managed by FAM or any of its affiliates, or pledge or redeem such California Insured II Common Stock or California Insured II Series D or Series E AMPS, in any case, until notified by California Insured or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of California Insured Common Stock or AMPS or, in the event of lost certificates, posted adequate bond. California Insured, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of California Insured Common Stock or AMPS or post adequate bond therefor.

        Dividends payable to holders of record of shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS, as of any date after the Closing Date and prior to the exchange of certificates by any stockholder of California Insured shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of Common Stock or AMPS of California Insured, as the case may be, for exchange.

        No fractional shares of California Insured II Common Stock will be issued to holders of California Insured Common Stock. In lieu thereof, California Insured II’s transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of California Insured II Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of California Insured II Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing California Insured Common Stock.

5.  Payment of Expenses.

        (a)  The expenses of the Reorganization that are directly attributable to California Insured and the conduct of its business will be deducted from the assets of California Insured as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the special meeting of the stockholders of California Insured to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to California Insured II and the conduct of its business will be deducted from the assets of California Insured II as of the Valuation Time. The expenses attributable to California Insured II include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of the stockholders of California Insured II to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, Securities and Exchange Commission (the “Commission”) fees, stock exchange fees, rating agency fees, transfer agent fees, legal fees and audit fees, will be borne equally by the Funds.

        (b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.  Covenants of the Funds.

        (a)  Each Fund agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

        (b)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

        (c)  California Insured agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS, as applicable, other than to its stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by California Insured II, if any, and on and after the Closing Date it shall not conduct any business except in connection with its dissolution.

        (d)  California Insured undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that California Insured has ceased to be a registered investment company.

        (e)  California Insured II will file the N-14 Registration Statement with the Commission and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

        (f)  California Insured II has no plan or intention to sell or otherwise dispose of California Insured Investments, except for dispositions made in the ordinary course of business.

        (g)  Each Fund agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. California Insured II agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of California Insured for the Fund’s taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, California Insured shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by California Insured (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by California Insured to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

        (h)  Each Fund agrees to mail to its respective stockholders of record entitled to vote at the special meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

        (i)  Following the consummation of the Reorganization, California Insured II will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7. Closing Date.

        (a)  Delivery of the assets of California Insured to be transferred, together with any other California Insured Investments, and the shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS to be issued as provided in this Agreement, shall be made at the offices of Sidley Austin Brown & Wood LLP , 875 Third Avenue, New York, New York 10022, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any California Insured Investments, for any reason, are not transferable on the Closing Date, California Insured shall cause such California Insured Investments to be transferred to California Insured II’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

        (b)  California Insured will deliver to California Insured II on the Closing Date confirmations or other adequate evidence as to the tax basis of its California Insured Investments delivered to California Insured II hereunder, certified by Deloitte & Touche LLP .

        (c)  As soon as practicable after the close of business on the Closing Date, California Insured shall deliver to California Insured II a list of the names and addresses of all of the stockholders of record of California Insured on the Closing Date and the number of shares of common stock and AMPS of California Insured owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for California Insured or by its President.

8. Conditions of California Insured.

        The obligations of California Insured hereunder shall be subject to the following conditions:

        (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of (i) two-thirds of the members of the Board of Directors of California Insured; (ii) the holders of (a) a majority of the shares of California Insured Common Stock and California Insured Series A and Series B AMPS, voting together as a single class, and (b) a majority of the shares of California Insured Series A and Series B AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (iii) a majority of the members of the Board of Directors of California Insured II; (iv) a majority of the votes cast by the holders of shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS, voting together as a single class, provided that the total number of votes cast represents a majority of the shares of California Insured II Common Stock and California Insured II Series A, Series B and Series C AMPS issued, outstanding and entitled to vote thereon; and (v) the holders of a majority of the outstanding California Insured II Series A, Series B and Series C AMPS, voting separately as a class; and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors, and a certificate setting forth the vote of such Fund’s stockholders obtained at the special meeting of its stockholders, each certified by the Secretary of the appropriate Fund.

        (b)  That California Insured shall have received from California Insured II a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of California Insured II’s investments, all as of the Valuation Time, certified on California Insured II’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by California Insured II’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of California Insured II since the date of California Insured II’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

        (c)  That California Insured II shall have furnished to California Insured a certificate signed by California Insured II’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of California Insured II made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that California Insured II has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        (e)  That California Insured shall have received an opinion or opinions of Sidley Austin Brown & Wood LLP , as counsel to the Funds, in form and substance satisfactory to California Insured and dated the Closing Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by California Insured II, and no stockholder of California Insured II has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of California Insured II or the state law of Maryland, or to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity and, provided further, that such counsel shall express no opinion with respect to the indemnification and contribution provisions set forth in this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) California Insured has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, California Insured will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” and “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization,” to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) except as disclosed in the N-14 Registration Statement, such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any Fund, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

        (f)  That California Insured shall have received an opinion of Sidley Austin Brown & Wood LLP , to the effect that for Federal income tax purposes (i) the transfer by California Insured of substantially all of its assets to California Insured II in exchange solely for shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to California Insured as a result of the asset transfer solely in exchange for shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS or on the distribution of California Insured II Common Stock and California Insured II Series D and Series E AMPS to stockholders of California Insured under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to California Insured II on the receipt of assets of California Insured in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of California Insured on the receipt of shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS in exchange for their shares of California Insured; (v) in accordance with Section 362(b) of the Code, the tax basis of California Insured’s assets in the hands of California Insured II will be the same as the tax basis of such assets in the hands of California Insured immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS received by the stockholders of California Insured in the Reorganization will be equal to the tax basis of the respective shares of California Insured surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of California Insured II will be determined by including the period for which such stockholder held California Insured shares exchanged therefore, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, California Insured II’s holding period with respect to California Insured’s assets transferred will include the period for which such assets were held by California Insured; (ix) the payment of cash to common stockholders of California Insured in lieu of fractional shares of California Insured II Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that each common stockholder will have short- or long-term capital gain or loss to the extent that the cash distribution received differs from the stockholder’s basis allocable to the California Insured II fractional shares; and (x) the taxable year of California Insured will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, California Insured II will succeed to and take into account certain tax attributes of California Insured, such as earnings and profits, capital loss carryovers and method of accounting.

        (g)  That all proceedings taken by California Insured II and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to California Insured and its counsel.

        (h)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of California Insured II, be contemplated by the Commission.

        (i)  That California Insured shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to California Insured II within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of California Insured II included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of California Insured II included in the N-14 Registration Statement, and inquiries of certain officials of California Insured II responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to California Insured II appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of California Insured II or from schedules prepared by officials of California Insured II having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

        (j)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of California Insured II or would prohibit the Reorganization.

        (k)  That California Insured shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP , as counsel to California Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. California Insured II Conditions.

        The obligations of California Insured II hereunder shall be subject to the following conditions:

        (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each Fund as set forth in Section 8(a); and that California Insured shall have delivered to California Insured II a copy of the resolution approving this Agreement adopted by California Insured’s Board of Directors, and a certificate setting forth the vote of the stockholders of California Insured obtained, each certified by its Secretary.

        (b)  That California Insured shall have furnished to California Insured II a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on California Insured’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by California Insured’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of California Insured since the date of California Insured’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in California Insured Investments since that date or changes in the market value of California Insured Investments.

        (c)  That California Insured shall have furnished to California Insured II a certificate signed by California Insured’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of California Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and California Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

        (d)  That California Insured shall have delivered to California Insured II a letter from Deloitte & Touche LLP dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of California Insured for the period ended October 31, 2000 (which returns originally were prepared and filed by California Insured), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of California Insured for the period covered thereby; and that for the period from November 1, 2000, to and including the Closing Date and for any taxable year of California Insured ending upon the liquidation of California Insured, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 2000, to and including the Closing Date and for any taxable year of California Insured, ending upon the liquidation of such Fund or that such Fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        (f)  That California Insured II shall have received an opinion of Sidley Austin Brown & Wood LLP as counsel to the Funds, in form and substance satisfactory to California Insured II and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as California Insured II reasonably may deem necessary or desirable.

(g) That California Insured II shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

        (h)  That California Insured II shall have received from Deloitte & Touche LLP a letter regarding California Insured dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to California Insured II, to the effect that (i) they are independent public accountants with respect to such Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of California Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of California Insured included in the N-14 Registration Statement, and inquiries of certain officials of California Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to California Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of California Insured or from schedules prepared by officials of California Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

        (i)  That the California Insured Investments to be transferred to California Insured II shall not include any assets or liabilities which California Insured II, by reason of charter limitations or otherwise, may not properly acquire or assume.

        (j)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of California Insured, be contemplated by the Commission.

        (k)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of California Insured or would prohibit the Reorganization.

        (l)  That California Insured II shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP , as counsel to California Insured II, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

        (m)  That all proceedings taken by California Insured and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to California Insured II and its counsel.

        (n)  That prior to the Closing Date, California Insured shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the California Insured Series A and Series B AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

10. Termination, Postponement and Waivers.

        (a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of California Insured if any condition of California Insured’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of California Insured II if any condition of California Insured II’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

        (b)  If the transactions contemplated by this Agreement have not been consummated by September 30, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

        (c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

        (d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

        (e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

        (f)  If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of California Insured II Common Stock and California Insured II Series D and Series E AMPS to be issued to California Insured, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of California Insured prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless California Insured promptly shall call a special meeting of its stockholders at which such conditions so imposed shall be submitted for approval.

11.  Indemnification.

        (a)  California Insured hereby agrees to indemnify and hold California Insured II harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which California Insured II may incur or sustain by reason of the fact that (i) California Insured II shall be required to pay any corporate obligation of California Insured, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against California Insured which were omitted or not fairly reflected in the financial statements to be delivered to California Insured II in connection with the Reorganization; (ii) any representations or warranties made by California Insured in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of California Insured has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to California Insured by California Insured II.

        (b)  California Insured II hereby agrees to indemnify and hold California Insured harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which California Insured may incur or sustain by reason of the fact that (i) any representations or warranties made by California Insured II in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of California Insured II has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to California Insured II by California Insured.

        (c)  In the event that any claim is made against California Insured II in respect of which indemnity may be sought by California Insured II from California Insured under Section 11(a) of this Agreement, or in the event that any claim is made against California Insured in respect of which indemnity may be sought by California Insured from California Insured II under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between California Insured and California Insured II seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 12, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.  Other Matters.

        (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), California Insured II will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD CALIFORNIA INSURED FUND II, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to California Insured II’s transfer agent with respect to such shares. California Insured will provide California Insured II on the Closing Date with the name of any stockholder of California Insured who is to the knowledge of California Insured an affiliate of California Insured on such date.

        (b)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

        (c)  Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

        (d)  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

        (e)  Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MUNI YIELD CALIFORNIA INSURED FUND , INC .

Attest:	By	/s/ DONALD C. BURKE

Name: Donald C. Burke
Title: Vice President and Treasurer

/s/ ALICE A. PELLEGRINO

Alice A. Pellegrino, Secretary

MUNI YIELD CALIFORNIA INSURED FUND II, INC .

Attest:	By	/s/ DONALD C. BURKE

Name: Donald C. Burke
Title: Vice President and Treasurer

/s/ ALICE A. PELLEGRINO

Alice A. Pellegrino, Secretary

EXHIBIT II

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

        The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Funds have not independently verified this information.

General Economic Conditions

        The economy of the State of California (sometimes referred to herein as the “State”) is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990’s, California suffered a deep recession. Currently, fuel and other energy prices have risen sharply in recent months, affecting state and local government economies. (See “Recent Developments Regarding Natural Gas and Electricity” below.)

        California’s July 1, 2000 population of over 34 million represented over 12 percent of the total United States population.

        California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State’s population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State’s population with a population of over 7.0 million.

        The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues, which had already started to appear before September 11. It is not possible at this time to project how much the State’s economy may be further affected as a result of the attacks. However, it should be noted that California’s economy is very diverse, and is as well positioned as any to withstand and eventually recover from the effects of the September 11 attacks. The Department of Finance will update its economic and revenue forecasts for the current 2001-2002 fiscal year when the Governor’s 2002-2003 Budget is released on January 10, 2002.

        The most recent economic report from the Department of Finance, issued in October, 2001, excludes any impact from the September 11 attacks. Although California has created more jobs than the rest of the nation in the past year, the report shows a decline in non-farm employment in the State, with particular weakness in construction and manufacturing, particularly in the high technology sector. Since the May 2001 forecast (on which the 2001-2002 Budget Act was based) was completed, General Fund revenues were below forecast by a net amount of $389 million (0.5%) for May and June, 2001 and by $608 million (3.8%) for July through September of the current 2001-2002 budget year. These results were a reflection of economic conditions prior to the September 11 events.

        Given the recent slowing of job growth in California, non-farm employment this year is likely to moderate to 2.3 percent growth, down from 3.8 percent in 2000. Even though some pickup is projected in 2002, the year’s average growth is expected to be under 2 percent. The unemployment rate—a lagging indicator—is forecast to edge up to 5 percent this year from a 4.9 percent average in 2000, and rise further to 5.7 percent in 2002.

        Construction trends are expected to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 160,000 new units authorized by building permits in 2001, up from 150,000 in 2000. Next year, homebuilding is expected to reach 166,000 units.

        Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, nonresidential permit values (not adjusted for inflation) are expected to slow to 6.4 percent growth this year and 2.6 percent in 2002.

        Announcements by several of the State’s major companies point to a softening in high-tech jobs in the future. Furthermore, stock option incomes have dropped, thus causing a slowdown in personal income growth—from a 16 year high of 11.5 percent in 2000, to only 2 percent in 2001. With the NASDAQ having now given up nearly 60 percent from the March 5, 2000 peak as of July 2001, it seems virtually certain that option-generated incomes will fall from last year’s elevated levels. Most significant, however, is the shortage of power facing the State. (See “Recent Developments Regarding Natural Gas and Electricity” below.) Reliability of energy supply is important in several key industries, including computer services, electronics manufacturing and biotechnology.

Prior Fiscal Years’ Financial Results

        The State experienced a severe recession beginning in the late 1980s and early 1990s. During that time, the State reallocated funds that were to go to various local governments and stopped certain Cost of Living Adjustments (“COLAs”). Starting in Fiscal Year 1995-1996 (which begins on July 1 and ends on June 30), the State’s financial condition improved markedly, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State’s cash position also improved.

        The California economy grew strongly during the Fiscal Years beginning in 1995-1996, and as a result, the General Fund (the principal operating fund that holds major revenue sources for the State) took in greater tax revenues (around $2.2 billion in 1995-1996, $1.6 billion in 1996-1997, $2.4 billion in 1997-1998, $1.7 billion in 1998-1999 and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 to make up shortfalls from reduced federal health and welfare aid in 1995-1996 and 1996-1997 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. COLAs were restored in budgets in the late 1990’s.

        The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Currently, however, both the nation and the State are experiencing an economic downturn.

        2000-2001 Fiscal Year Budget.    The 2000-2001 Budget Act (the “2000 Budget Act”), signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the State budget reserve available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

        At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 State budget reserve balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and special fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State’s strong cash position, the State announced that it would not undertake a revenue anticipation note borrowing in 2000-2001.

        The 2000 Budget Act also includes special fund expenditures of $15.6 billion, and bond fund expenditures of $5.0 billion. Special fund revenues are estimated at $16.5 billion.

        Some of the major features of the 2000 Budget Act were the following:

        1.    Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per average daily attendance (“ADA”), an 11 percent increase from the 1999-2000 Budget Act. Of the 2000-2001 funds, over $1.8 billion was allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also included an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years’ loans to schools, as part of the settlement of the California Teachers’ Association v. Gould lawsuit. (See also “Constitutional and Statutory Limitations” below.)

        2.    Funding for higher education increased substantially above the 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California (“UC”) and $279 million (12.7 percent) for the California State University (“CSU”) systems. In addition, community college funding increased by $497 million (9.0 percent). Undergraduate fees at UC and CSU and the per-unit charge at community colleges were unchanged. The 2000 Budget Act anticipated enrollment increases in all sectors, and an expansion of financial aid.

3. Increased funding of $2.7 billion General Fund for health and human services.

        4.    Moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program that was to be implemented over six years. In addition, the 2000 Budget Act included $570 million from the General Fund in new funding for housing programs.

        5.    A total of about $1.5 billion of tax relief was enacted as part of the budget process. The vehicle license fee reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration was to cost the General Fund about $887 million in fiscal year 2000-2001 and $1.426 billion in fiscal year 2001-2002. A one-time Senior Citizens’ Homeowner and Renters’ Tax Assistance program was to cost about $154 million. A personal income tax credit for teachers was to cost $218 million and a refundable credit for childcare expenses was to cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-2001.

        6.    A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated to the Citizens’ Option for Public Safety (“COPS”) program for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

        Subsequent Developments.    The Legislature passed a number of bills with fiscal impacts on the General Fund in 2000-2001, which were not included in the 2000-2001 Budget, prior to the end of its session on August 31, 2000. Among these were bills to expedite the licensing of new power plants ($57.5 million), to establish a juvenile crime prevention program ($122 million) and to augment the Senior Citizens’ Property Tax Assistance Program ($60 million). Another bill was to enhance retirement benefits for both active and retired teachers. Excess assets and normal cost surplus in the program were to fund the costs of enhanced benefits and also provided a $100 million General Fund savings for 2000-2001 from reduced contributions to the State Teachers’ Retirement System.

        Based on results through the first quarter of Fiscal Year 2000-2001, the Department of Finance estimated that revenues were sufficiently strong to make it likely that the State would end the fiscal year at June 30, 2001 with a balance in the budget reserve greater than 4 percent of General Fund revenues. Based on this estimate, since the reserve for the year ended June 30, 2000 was also above 4 percent of General Fund revenues, the Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001, resulting in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-2001 and approximately $600 million less in the first half of fiscal year 2001-2002. The Administration projects that the 0.25 percent rate reduction will be reinstated as of January 1, 2002, based on an estimated budget reserve at June 30, 2002, of less than 3 percent of General Fund revenues.

Current State Budget

        Background.    The 2001-2002 Governor’s Budget, released January 10, 2001, estimated 2001-2002 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-2001. The Governor proposed budget reserves in 2001-2002 of $2.4 billion, including $500 million for unplanned litigation costs.

        The May Revision to the Governor’s Budget disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001-2002 Budget Act projects General Fund revenues in 2001-2002 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-2001 estimates and $4.3 billion below the estimate in the 2001-2002 Governor’s Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, while sales taxes are projected to increase slightly.

        Fiscal Year 2001 Budget Act.    The Fiscal Year 2001-2002 Budget Act (the “2001 Budget Act”) was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. See “Recent Developments Regarding Natural Gas and Energy” below.

        The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

        Some of the important features of the 2001 Budget Act were the following:

        1.    Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

        2.    Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

        3.    Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

        4.    In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-2002 fiscal year.

        5.    The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-2001 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-2004 to 2007-2008 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-2002 and 2002-2003 fiscal years. To allow all current projects to remain on schedule through 2002-2003, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-2008, the dedication of sales taxes on gasoline to transportation purposes.

        6.    The 2001 Budget Act provided significant assistant to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

Future Budgets

        It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

        As of October 2001, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P

AA	Aa3	A+

        On April 18, 2001, Fitch placed the State’s “AA” rating on Rating Watch Negative and on April 24, 2001, S&P dropped the State’s rating two notches and placed the State’s “A+” rating on CreditWatch with negative implications. In June 2001, S&P dropped CreditWatch, noting the $4.3 billion bridge loan obtained by the State. ( See “Recent Developments Regarding Natural Gas and Electricity” below.) S&P continues to reflect a negative outlook. On May 15, 2001, Moody’s dropped the State’s rating to Aa3. On October 5, 2001, Moody’s placed the State’s Aa3 general obligation bond rating on its watchlist for a possible ratings downgrade. Each of these actions were because of the drain on the State’s budget reserve arising out of payments to purchase power for the State.

        These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

        Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Natural Gas and Electricity

        During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

        Shortages of electricity available within the service areas of California’s three investor-owned utilities (the “Utilities”) have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California’s Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor’s proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission (“CPUC”).

        The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale supplies under long-term contracts and in short-term and spot market transactions. The DWR’s power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of October 15, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $11.3 billion, of which $6.1 billion was advanced from the General Fund and $2.5 billion was paid from retail customer payments received by the DWR. As of October 15, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $11.3 billion, of which $6.1 billion was advanced from the General Fund and $2.5 billion was paid from retail customer payments received by DWR. As of October 19, 2001, DWR projects its funds on hand and projected revenues appear to be sufficient to finance the power supply program on an ongoing basis. This projection is based in part on the assumption that timely and favorable CPUC action will be taken to establish the portion of retail rates charged to retail customers for power being sold by DWR as requested by DWR.

        On June 26, 2001, the DWR obtained $4.3 billion in bridge loans that the State will use to finance power purchases until long-term revenue bonds are sold. As of October 15, 2001, approximately $1.4 billion of proceeds from the bridge loans had not been contractually committed and was available for power supply program expenditures, if needed. The DWR initially hoped to sell revenue bonds in fall of 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. It is also anticipated that the issuance of the revenue bonds will be used in part to repay the bridge loans. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR may not exceed $13.4 billion.

        On September 30, 2001, the General Fund had a cash balance of $3.394 billion and the ability to borrow approximately $10.365 billion more from internal State sources. Delays in issuing the DWR revenue bonds would in turn delay the DWR’s planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

        On April 6, 2001, Pacific Gas & Electric (“PG&E”), a Utility, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (hereafter the “PG&E Bankruptcy”) are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, it is anticipated that PG&E’s operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E’s available cash flow and assets among its various creditors. The State has filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions that affect prices charged to end users for electricity or affect existing contracts for purchase or sale of electricity.

        Southern California Edison (“SCE”), a Utility, has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor designed to strengthen its financial condition.

        All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. On October 2, 2001, SCE and the CPUC announced the proposed settlement of certain pending litigation which is intended to allow SCE to recover from ratepayers a substantial portion of its accumulated debts. The settlement was approved by the federal District Court on October 5, 2001, but may be challenged by consumer groups and other interested parties. See “Pending Litigation” below for a discussion of related lawsuits. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

        A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing obligations of certain small power generators; and antitrust and fraud claims against various parties. (See “Pending Litigation” below for a discussion of certain of these lawsuits and further discussion of the PG&E Bankruptcy.)

        California imports a substantial amount of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Also, local municipalities and governmental entities are paying increased service costs, which might negatively impact their budgets. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

        Since January, 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Governor believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

        While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State’s economy, and which could in turn affect State revenues, or the health and comfort of its citizens. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, the State’s business climate and that could in turn affect State and local revenues.

Local Governments

        The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 476 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

        In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Local governments sued the State (Sonoma County, et. al. v. Commission on State Mandates, et. al) over these transfers. The appeals court denied the plaintiffs’ position and the subsequent appeal was not heard by the State Supreme Court.

        Since then the State has also provided additional funding to counties and cities through various programs. The 2001 Budget Act and related legislation provide assistance to local governments, including $357 million for various local public safety programs, including the Citizens’ Option for Public Safety (“COPS”) program to support local front-line law enforcement, sheriffs’ departments for jail construction and operations, and district attorneys for prosecution, $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-1998 costs of jail booking and processing fees paid to counties. For 2001-2002, cities will receive approximately $38 million in booking fees. For 2001-2002 the State proposes to reduce funding for local law enforcement technology grants, but to provide $232.6 million for the COPS and county juvenile justice crime prevention programs. Nevertheless, the energy situation may have an impact on whether these moneys are actually allocated to the local governments. (See “Recent Developments Regarding Natural Gas and Electricity” above.)

        The economies of various local governments may be negatively affected by the energy situation in California. (See “Recent Developments Regarding Natural Gas and Electricity” above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

        The entire Statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under Ca1WORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

        Administration of the CalWORKs program is largely at the county level, and the counties receive financial incentives for success in this program. Beginning in 2000-2001, county performance incentive earnings are subject to Budget Act appropriation. The 2000 Budget Act included $250 million for incentives. It was anticipated that this entire amount, plus an additional appropriation in 2001-2002, would be needed to pay county incentives earned prior to 2000-2001. It is now estimated, however, that only $97 million is needed to pay the entire amount earned prior to 2000-2001, leaving $153 million for other purposes. Under the provisions of the 2000 Budget Act, this $153 million would remain available for incentive payments. However, CalWORKs program funding needs have since increased primarily due to increased caseload as compared to previous estimates. As a result, the 2000 Budget Act was amended to specify that no funds appropriated in that Budget Act shall be for payment of CalWORKs county performance incentives. This allows the 2000-2001 performance incentive appropriation to be redirected to fund more critical program components in 2001 and 2002. The 2001-2002 CalWORKs budget contains $20 million for incentives earned prior to 2000-2001, but no funding for new incentive earnings.

        To date, the implementation of the Ca1WORKs program has continued the trend of declining welfare caseloads. The Ca1WORKs caseload is projected to be 512,000 in 2001-2002, down from 528,000 cases in 2000-2001 and down from a high of 921,000 cases in 1994-1995. The longer-term impact of the new federal law and Ca1WORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.

        The 2000-2001 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal years 1997, 1998 and 1999. Having met that goal, the federally-imposed maintenance-of-effort (“MOE”) level for California was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children (“AFDC”) program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will continue to meet the work participation goal in federal fiscal year 2000 and beyond. Recently the State successfully appealed a federal decision that California did not meet the 1997 work participation requirement. As a result, the State’s General Fund expenditure in the CalWORK’s program were reduced on a one-time basis by an additional $153.9 million for 2000-2001, saving a corresponding amount for use in other programs.

        In addition, California received a Temporary Assistance for Needy Families (“TANF”) High Performance Bonus award of $36.1 million in 2000-2001. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

        In 2001-2002 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2001 Budget Act includes total CalWORKs-related expenditures of $7.3 billion for 2001-2002, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

        Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State.

        Tobacco Litigation.    In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During Fiscal Year 2000-2001, the General Fund received $383 million in settlement payments. The 2001 Budget Act forecasts payments to the State totaling $474 billion in 2001-2002 of which $72 million will go to the General Fund and the balance will be deposited in a special fund to pay certain healthcare costs.

        The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies’ payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The “second annual” payment, received in April 2001, was 7.2 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See “Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation—Pending Litigation” below.)

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

        Constitutional and Statutory Limitations.    Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. “Full cash value” is defined as “the county assessor’s valuation of real property as shown on the 1975-1976 tax bill under full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The “full cash value” is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

        On November 7, 2000, voters approved Proposition 39 called the “Smaller Classes, Safer Schools and Financial Accountability Act” (the “Smaller Classes Act”). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of Article XVI allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications. Section 1(b)(3) of Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

        The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: 1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; 2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and 3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens’ oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and perform annual audits.

        Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

        At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XII B by reference to State per capita personal income) and enrollment (“Test 2”), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a “credit” to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-1989 Fiscal Year, implementing Proposition 98, determined the K-14 schools’ funding guarantee under Test 1 to be 40.3 percent of General Fund tax revenues, based on 1986-1987 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

        Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

        During the recession in the early 1990’s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the “extra” Proposition 98 payments in one year as a “loan” from future years’ Proposition 98 entitlements and also intended that the “extra” payments would not be included in the Proposition 98 “base” for calculating future years’ entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-1992 Fiscal Year to the 1993-1994 Fiscal Year.

        In 1992, a lawsuit was filed, called California Teachers’ Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years’ emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools are repaying $825 million. The State’s share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools’ share of the repayment counts either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from “below” the current base. Repayments are spread over the eight-year period of the 1994-1995 Fiscal Year through the 2001-2002 Fiscal Year to mitigate any adverse fiscal impact.

        Increased General Fund revenues, above initial budget projections, in the 1994-1995 through 2000-2001 Fiscal Years have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years’ budgets. Because of the State’s increasing revenues, per-pupil funding at the K-12 level has increased by more than 58 percent from the level in place in 1991-1992, to an estimated $6,678 per pupil in 2000-2001. Since the release of the Governor’s Budget in January 2001, the projected level of revenue available to the State for Fiscal Year 2001-2002 has declined precipitously. The revenue projection for 2001-2002 in the 2001 Budget Act indicates a decline of approximately $4.3 billion. This drop in revenues has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $27.9 billion. However, despite this decline in the calculated minimum guarantee, the 2001 Budget Act funds K-14 education at more than $3.9 billion above the minimum level and less than three percent under the level proposed in the Governor’s Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $45.4 billion (or $7,002 per pupil at the K-12 level—an increase of nearly six percent in just the last year. The 2001 Budget Act funds new initiatives to improve the achievement in low performing schools, advance technology in high schools, enhance school accountability, provide increased professional development in reading and mathematics, and expand principal training.

        On November 5, 1996 voters approved Proposition 218 called the “Right to Vote on Taxes Act” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

        At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State’s cash flow.

        Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Funds cannot predict the impact of this or related legislation on the bonds in the Funds’ portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

        The voters of California adopted a statutory initiative (“Proposition 62”) at the November 4, 1986 election. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency’s legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

        Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

        On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity’s continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

        As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

        Future Initiatives.    Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

        Pending Litigation.    The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described below.

        The State is involved in ongoing litigation, Hayes v. Commission on State Mandates, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments—$270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement, and legislation ratifying the settlement (Senate Bill 982) was signed into law by the Governor on August 12, 2001.

        The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. The defendants, however, have filed a counterclaim against the State for alleged negligent acts resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State’s insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until 2002.

        The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court’s judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs’ petition for review. By “Intended Decision” dated September 11, 2001, following a four month bench trial, the judge ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784.

        On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-1999, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and July 27, 1998, various employee unions that had intervened in the case appealed the trial court’s preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal granted the unions’ requests and stayed the preliminary injunction pending the court of appeal’s decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs’ request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court’s preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller’s request to the court of appeal. The matters are now pending before the court of appeal. Briefs have been submitted; no date has yet been set for oral argument.

        In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs’ complaint in January 2000. The State is defending the action.

        In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in State court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the State court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State’s costs could increase by more than $100 million per year in future years. The State is defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The State court litigation has been stayed pending settlement negotiations that have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following 3 years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

        The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the “double tax” aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000 and concluded on November 15, 2000. A final statement of decision was issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all “double tax” issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

        Arnett v. California Public Employees’ Retirement System, et al. was filed by seven former employees of the State and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement (“IDR”) benefits. Plaintiffs contend that the formula that determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 (“ADEA”). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. The California Public Employees’ Retirement System (“CalPERS”) has estimated the liability to the State as approximately $315.5 million if the plaintiffs prevail. The district court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the district court’s dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit has remanded the case to the district court. The Equal Employment Opportunity Commission intervened in the action as a party-plaintiff. In December 2000, the State filed a motion for summary judgement based on sovereign immunity and constitutional grounds. Prior to a ruling on that motion, the plaintiffs and State defendants reached a partial settlement of the ADEA claim and are now in the process of forming a class action proceeding to address issues pertaining to local public entities. No trial date is set.

        In FORCES Action Project, et al. v. State of California, et al., various smokers’ rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs’ claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9 th Circuit Court of Appeals affirmed the district court’s dismissal of plaintiff’s claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws.

        On March 30, 2000, a group of students, parents, and community-based organizations brought suit on behalf of the school children in the Los Angeles Unified School District against the State Allocation Board (“SAB”), the State Office of Public School Construction (“OPSC”) and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges that SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as “Proposition 1A”). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The plaintiffs allege that the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of the Los Angeles Unified School District. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing (“CASH”). That case has since been transferred to Los Angeles Superior Court. The CASH suit seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. Also, the CASH suit seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuits affect the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

        In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State’s liability could exceed $400 million. The State is defending this action.

        In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State’s liability could exceed $400 million.

        The California Power Exchange (“Power Exchange”) has filed a claim with the State Victim Compensation and Government Claims Board (“The Board”) seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from SCE and PG&E in February 2001. The claim asserts the value of the SCE contracts to be approximately $682.5 million and the value of the PG&E contracts to be approximately $380.2 million for a total claim of approximately $1.0627 billion. The State disputes the amount of this claim. In addition, SCE and PG&E have filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. Both PG&E and the PX have filed for protection under Chapter 11 of the Federal Bankruptcy Code. The Board has consolidated the briefing and hearing of these three claims. The briefing schedule and hearing date have not been set by the Board.

        On May 17, 2001, the claim of the Power Exchange (which in early 2001 filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code) was assigned in the Power Exchange bankruptcy proceeding to the Participants’ Committee, made up of the approximately 70 market participants. A group claim on behalf of the Participants’ Committee was filed with the Board by May 31, 2001. The group claim will be consolidated with the other three claims (i.e., Power Exchange, PG&E and SCE) and will be presented at a Board meeting on October 19, 2001.

        The impact of an adverse decision in one or more of the following cases may affect power costs in California, including those borne by the California Department of Water Resources power supply program. For additional information relating to the DWR’s power supply program, see “Recent Developments Regarding Energy” above.

        In Duke Energy Trading and Marketing v. Davis, et al., (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor’s orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order (“TRO”) and an injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the California Independent Systems Operator (“ISO”) from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the DWR through April 30, 2001. On April 30, 2001, the U.S. district court granted Governor Davis’ motion to dismiss plaintiff’s complaint based on Eleventh Amendment immunity and denied plaintiff’s motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the district court against co-defendant, the Power Exchange, without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal, with a motion that the briefing schedule and hearing on the appeal be expedited. On May 8, 2001, the State opposed the motion on the grounds that Duke Energy had not shown irreparable harm and requested dismissal of the appeal for lack of jurisdiction, as the orders appealed from were not final, appealable orders. The Ninth Circuit Court of Appeal denied the State’s motion to dismiss without prejudice to raising the issues in its brief on the merits, ordered an expedited briefing schedule, and set the matter for oral argument in mid-August.

        Tucson Electric v. Davis and California Power Exchange is a matter pending before Federal Energy Regulatory Commission (“FERC”) in which Tucson Electric is challenging the Governor’s commandeering of the block forward contracts. The State has filed an answer asserting, inter alia, that FERC has no jurisdiction over the Governor. The California Power Exchange has asserted that the matter is stayed by the Power Exchange bankruptcy.

        In California Independent Systems Operator v. Reliant Energy Services, et al. (U.S. District Court, E.D. Cal.), the ISO sued Reliant Energy (“Reliant”) and three other energy producers (Williams, AES and Dynegy) alleging they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by ISO during a “System Emergency.” The ISO filed an application for a TRO and a preliminary injunction. The State of California, acting through its Electricity Oversight Board, intervened in the action in support of the ISO. On February 7, 2001, the district court issued a TRO preventing the energy producers from refusing to supply power under the ISO tariff, even if they were not paid for the power ordered by SCE and PG&E. Pursuant to a stipulation among the parties, the TRO was dissolved and the four generators agreed to continue supplying power to the ISO, subject to termination on 48 hours’ notice in the event of a favorable ruling by the FERC on an amendment to the ISO tariff proposed by the generators that would address the issues in the lawsuit. However, as of March 19, 2001, Reliant refused to extend the stipulation and on March 21, 2001, the court granted the ISO’s motion for preliminary injunction against Reliant and denied Reliant’s motion to dismiss the ISO complaint. Reliant filed an emergency motion with the Ninth Circuit Court of Appeals for a stay of the preliminary injunction pending appeal, requesting a decision by April 4, 2001.

        On April 5, 2001, the court of appeals granted the motion staying the preliminary injunction based primarily on the assertions of FERC jurisdiction. On April 6, 2001, the FERC rejected the ISO’s position that a tariff authorizing energy producers to refuse to supply power pursuant to ISO dispatch orders where the purchaser could not demonstrate creditworthiness, did not apply to emergency power and expressly found that the creditworthy criterion applied to all power purchases. Since these rulings, some power producers have indicated their unwillingness to provide emergency power pursuant to ISO dispatch orders unless payment is guaranteed by a creditworthy purchaser such as the State.

        In the same action, Reliant Energy has filed a third-party complaint against the DWR seeking a declaration that AB X should be read to require the DWR to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for a TRO to include the DWR based on the third-party complaint. Reliant Energy has filed a motion for TRO to include DWR based on the third-party complaint. On March 21, 2001, the district court granted the DWR’s motion to dismiss Reliant’s third-party complaint based on the Eleventh Amendment immunity. Reliant’s appeal to the Ninth Circuit was dismissed by stipulation and motion. The underlying district court case is currently “on hold” pending further FERC proceedings.

        In Duke Energy Trading and Marketing v. California Independent Systems Operator, et al. (U.S. District Court C.D. Cal.), filed February 22, 2001, plaintiff alleges that the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a “taking” of property in violation of the 5th and 14th Amendments to the United States Constitution. Duke Energy seeks declaratory relief and injunctive relief. Both ISO and DWR moved to dismiss arguing that the 11 th Amendment barred the action, Duke’s claims were premature, and Duke had failed to exhaust its administrative remedies in FERC Docket No. ER 01-889. On October 15, 2001, the motions to dismiss were denied. A final decision unfavorable to DWR could increase energy costs going forward.

        In Luz Solar Partners, Ltd. v. Southern California Edison Company (Sacramento County Superior Court), and similar action around the State, plaintiff, an independent power generator (a “Qualifying Facility” or “QF”), applied for a TRO and preliminary injunction, suspending or terminating its contract with SCE to supply electricity, thereby allowing Luz Solar to sell that power in the open market at substantially higher prices. On May 21, 2001, the California Attorney General filed an amicus curiae statement in support of SCE’s opposition to Luz Solar. The application for a temporary restraining order was denied on May 29, 2001 and the preliminary injunction was granted in late June 2001.

        On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (In re Pacific Gas and Electric, U.S. Bankruptcy Court, N.D. Cal.). The State has 180 days from April 6, 2001 to assess claims it may have as a creditor of PG&E, including but not limited to, income and property taxes, regulatory fees, fines or penalties and environmental claims.

        On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against the California Public Utilities Commission and its current Commissioners in their respective capacity (collectively the “CPUC”) to prevent the CPUC from implementing or enforcing any order that requires PG&E to transfer any under-collection of moneys in its Transition Revenue Account to its Transition Cost Balancing Account on the grounds that such orders are illegal, improper and automatically stayed pursuant to provisions of the federal Bankruptcy Code. The CPUC filed an opposition brief asserting sovereign immunity, that the automatic stay does not apply, that if the automatic stay does not apply the police and regulatory power exception applies, that PG&E must comply with State law in bankruptcy, and that the federal Bankruptcy Code does not authorize the court to grant the relief requested. On June 1, 2001, the bankruptcy judge denied PG&E’s motion for preliminary injunction based upon the CPUC’s assertion of sovereign immunity and granted the CPUC’s motion for summary judgment. Cross-appeals have been taken to the U.S. District Court, in PG&E v. CPUC, U.S. Bankruptcy Court, Northern District of California, San Francisco Division No. 0130923 (DM). The parties have filed a stipulated briefing schedule with the Court, which provides for briefs to be filed during the remaining months of 2001.

        PG&E has also filed an adversarial proceeding against the ISO to enjoin it from ordering power on PG&E’s behalf unless the DWR has agreed to pay for the power. This matter was heard on June 5, 2001 and the matter is under submission. Reliant has moved to intervene in the proceedings claiming it is suffering harm because it is providing the power that the ISO is sending to PG&E despite PG&E’s lack of creditworthiness, allegedly in contravention of FERC’s orders. The court granted the Official Committee of Unsecured Creditor’s motion into intervene in this adversary action.

        More than twenty Qualified Facilities have filed motions seeking relief from the automatic stay to allow them to suspend their contracts with PG&E or, in the alternative, seeking to compel PG&E to assume or reject their (executory) power contracts immediately. Two QFs, Mid-Set Cogeneration Co. and Oildale Group, claimed extreme financial hardship from having to provide power to PG&E without getting paid. On June 1, 2001, the court ruled on the QFs’ motions: (1) denying the QFs’ motions for relief from stay and their request to set a deadline for PG&E to assume or reject the contracts and (2) setting June 29 as a deadline for PG&E to file a statement supported by specific reasons as to when it will be in a position to assume or reject the contracts of all the QFs that now have motions on file. The June 29 statement from PG&E essentially asked the court for more time and various QF’s responded to that statement on July 6, 2001. The court has not yet responded. In the meantime, the court provided some financial relief to those QFs who could demonstrate extreme financial hardship by ordering PG&E to either make adequate protection payments, in accordance with a formula, starting June 17, 2001 to Mid-set and Oildale so long as they are delivering electricity to PG&E, or allow the QF to suspend performance under conditions established by the court).

        In Hendricks v. Hannigan, (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7X by the Director of the DWR on the ground that it provided for a gift of public funds. Senate Bill 7X authorized the DWR, for a period not to exceed 12 days from January 19, 2001, to purchase electric power from any party and to make that electric power available, at cost, to the ISO, public utility corporations or retail end-use customers. The purchases were to be funded from $400,000,000 transferred from the General Fund to a newly-established DWR Electric Power Fund. Defendant’s demurrer was sustained without leave to amend and the complaint was dismissed. Plaintiff filed a notice of appeal on January 29, 2001. The case was fully briefed by September 20, 2001 and both parties filed requests for oral argument on October 1, 2001.

EXHIBIT III

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

        Aaa–Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa–Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A–Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa–Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba–Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B–Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa–Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca–Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C–Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note:    These bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

        Short-term Notes:    The three ratings of Moody’s for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/VMIG 3 instruments are of “favorable quality .. but .. lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

        Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

        A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

        III.  Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA–Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA–Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

        A–Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

        BBB–Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C–Debt rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        D–Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

        A-1–This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2–Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

        A-3–Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B–Issues rated “B” are regarded as having only speculative capacity for timely payment.

C–This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D–Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

        C–The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

        P–The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        R–The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

SP-1–Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2–Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3–Speculative capacity to pay principal and interest.

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

        Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

        Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

        AAA–Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA–Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

        A–Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB–Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

        NR Indicates that Fitch does not rate the specific issue.

        Conditional:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

        Suspended:    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

        Withdrawn:    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

        FitchAlert:    Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

        Ratings Outlook:    An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch’s Speculative Grade Bond Ratings

        Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

        Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

        BB–Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

        B–Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC–Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC–Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C–Bonds are in imminent default in payment of interest or principal.

        DDD–DD–D–Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the Obligor. “DDD” represents the highest potential for recovery on these Bonds, and “D” represents the lowest potential for recovery.

        Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

        Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

        Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

EXHIBIT IV

PORTFOLIO INSURANCE

        Set forth below is further information with respect to the insurance policies (the “Policies”) that MuniYield California Insured Fund, Inc. and MuniYield California Insured Fund II, Inc. (each, a “Fund” and collectively, the “Funds”) may obtain from several insurance companies with respect to insured California Municipal Bonds and Municipal Bonds held by the Fund. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

        In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of California Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by a Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by a Fund.

        The Policies do not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of a Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all California Municipal Bonds and Municipal Bonds in a Fund’s portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

        The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Aaa from Moody’s Investors Service, Inc. (“Moody’s”). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

        An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

        An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

        The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

PART C

OTHER INFORMATION

Item 15.    Indemnification.

        Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Articles of Incorporation, a form of which was previously filed as an exhibit to the Common Stock Registration Statement (defined below); Article VI of the Registrant’s By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant’s AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.

Item 16.    Exhibits.

1(a)	—Articles of Incorporation of the Registrant, dated June 3, 1992.(a)
(b)	—Articles Supplementary creating the Registrant’s Series A AMPS and the Series B AMPS, dated November 24, 1992.(a)
(c)	—Articles Supplementary creating the Registrant’s Series C AMPS, dated January 27, 1997.(a)
(d)	—Form of Articles Supplementary creating the Registrant’s Series D AMPS and the Series E AMPS.
2	—By-Laws of the Registrant.(a)
3	—Not Applicable.
4	—Form of Agreement and Plan of Reorganization between the Registrant and MuniYield California
Insured Fund II, Inc. (included in Exhibit I to the Joint Proxy Statement and Prospectus contained in this Registration Statement)
5(a)	—Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(b)
(b)	—Form of specimen certificate for the Common Stock of the Registrant.(a)
(c)	—Form of specimen certificate for the AMPS of the Registrant.(a)
6	—Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.(a)
7(a)	—Form of Purchase Agreement for the Common Stock.(a)
(b)	—Form of Purchase Agreement for the AMPS.(a)
(c)	—Form of Merrill Lynch Standard Dealer Agreement.(a)
8	—Not applicable.
9	—Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(c)

10	—Not applicable.
11	—Opinion of Sidley Austin Brown & Wood LLP , counsel for the Registrant.
12	—Tax Opinion of Sidley Austin Brown & Wood LLP , tax counsel for the Registrant.(e)
13(a)	—Form of Registrar, Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.(a)
(b)	—Form of Auction Agent Agreement.(a)
(c)	—Form of Broker-Dealer Agreement.(a)
(d)	—Form of Letter of Representations.(a)
14(a)	—Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
(b)	—Consent of Deloitte & Touche LLP , independent auditors for MuniYield California Insured Fund, Inc.
15	—Not applicable.
16	—Power of Attorney.(d)

(a)
Refiled as an Exhibit to this Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-70642) (the “N-14 Registration Statement”) pursuant to Electronic Data Gathering Analysis and Retrieval (EDGAR) requirements.

(b)
Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, previously filed as Exhibit (a)(1) to the Common Stock Registration Statement, and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws filed as Exhibit 2 hereto.

(c)
Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.

(d)	Included on the signature page of the N-14 Registration Statement and incorporated herein by reference.
(e)	To be filed by post-effective amendment to the N-14 Registration Statement.

Item 17.    Undertakings.

        (1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

        (2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

        (3)  The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 9th day of November, 2001.

MUNI YIELD CALIFORNIA INSURED FUND II, INC .
(Registrant)

By: /S / DONALD C. BURKE

(Donald C. Burke, Vice President and Treasurer)

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA * (James H. Bodurtha)	Director

HERBERT I. LONDON * (Herbert I. London)	Director

JOSEPH L. MAY * (Joseph L. May)	Director

ANDRE F. PEROLD * (André F. Perold)	Director

ROBERTA C. RAMO * (Roberta C. Ramo)	Director

/S / DONALD C. BURKE *By: (Donald C. Burke, Attorney-in-Fact)		November 9, 2001

EXHIBIT INDEX

Exhibit No.	Description
1(a)	—Articles of Incorporation of the Registrant.

1(b)	—Articles Supplementary creating the Registrant’s Series A AMPS and the Series B AMPS.

1(c)	—Articles Supplementary creating the Registrant’s Series C AMPS.

1(d)	—Form of Articles Supplementary creating the Registrant’s Series D AMPS and the Series E AMPS.

2	—By-Laws of the Registrant.

5(b)	—Form of specimen certificate for the Common Stock of the Registrant.

5(c)	—Form of specimen certificate for the AMPS of the Registrant.

6	—Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.

7(a)	—Form of Purchase Agreement for the Common Stock.

7(b)	—Form of Purchase Agreement for the AMPS.

7(c)	—Form of Merrill Lynch Standard Dealer Agreement.

11	—Opinion of Sidley Austin Brown & Wood LLP , counsel for the Registrant.

13(a)	—Form of Registrar, Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.

13(b)	—Form of Auction Agent Agreement.

13(c)	—Form of Broker-Dealer Agreement.

13(d)	—Form of Letter of Representations.

14(a)	—Consent of Deloitte & Touche LLP , independent auditors to the Registrant.

14(b)	—Consent of Deloitte & Touche LLP , independent auditors to MuniYield California Insured Fund, Inc.

[Proxy Card Front]

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD CALIFORNIA INSURED FUND II, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield California Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on October 22, 2001 at the Special Meeting of Stockholders of the Fund to be held on December 12, 2001, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” item 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

NY1 5004230v1

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.   To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the
       Fund and MuniYield California Insured Fund, Inc.

FOR	❑	AGAINST	❑	ABSTAIN	❑

2.   In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

       If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York
       Stock Exchange, to vote any uninstructed Auction Market  Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________________________

X______________________________________________
                                                Signature

X ______________________________________________
                                   Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]	COMMON STOCK

MUNIYIELD CALIFORNIA INSURED FUND II, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on October 22, 2001 at the Special Meeting of Stockholders of the Fund to be held on December 12, 2001, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” item 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield California Insured Fund, Inc.

FOR ❑ AGAINST ❑ ABSTAIN ❑

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature
X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

COMMON STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 22, 2001 at the Special Meeting of Stockholders of the Fund to be held on December 12, 2001, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” item 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

NY1 5004230v1

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield California Insured Fund II, Inc.

	FOR	❑	AGAINST	❑	ABSTAIN	❑

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________________________________________

X________________________________________________ Signature

X________________________________________________ Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

NY1 5004230v1

[Proxy Card Front]

AUCTION MARKET PREFERRED STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 22, 2001 at the Special Meeting of Stockholders of the Fund to be held on December 12, 2001, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” item 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

NY1 5004230v1

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield California Insured Fund II, Inc.

FOR ❑                AGAINST ❑                ABSTAIN ❑

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X

Signature
X

Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.